UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-07619

Nuveen Investment Trust

(Exact name of registrant as specified in charter)

Nuveen Investments

333 West Wacker Drive, Chicago, IL 60606

(Address of principal executive offices) (Zip code)

Kevin J. McCarthy

Nuveen Investments

333 West Wacker Drive, Chicago, IL 60606

(Name and address of agent for service)

Registrant’s telephone number, including area code: (312) 917-7700

Date of fiscal year end: June 30

Date of reporting period: December 31, 2012

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policy making roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss.3507.

Item 1. Reports to Stockholders.

Mutual Funds

Nuveen Equity Funds

For investors seeking long-term capital appreciation.

Semi-Annual Report

December 31, 2012

Share Class / Ticker Symbol

Fund Name	Class A	Class B	Class C	Class R3	Class I
Nuveen Multi-Manager Large-Cap Value Fund	NNGAX	NNGBX	NNGCX	NMMTX	NNGRX
Nuveen NWQ Multi-Cap Value Fund	NQVAX	NQVBX	NQVCX	NMCTX	NQVRX
Nuveen NWQ Large-Cap Value Fund	NQCAX	—	NQCCX	NQCQX	NQCRX
Nuveen NWQ Small/Mid-Cap Value Fund	NSMAX	—	NSMCX	NSQRX	NSMRX
Nuveen NWQ Small-Cap Value Fund	NSCAX	—	NSCCX	NSCOX	NSCRX
Nuveen Tradewinds Value Opportunities Fund	NVOAX	NVOBX	NVOCX	NTVTX	NVORX

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Chairman’s

Letter to Shareholders

Dear Shareholders,

Despite the global economy’s ability to muddle through the many economic headwinds of 2012, investors continue to have good reasons to remain cautious. The European Central Bank’s decisions to extend intermediate term financing to major European banks and to support sovereign debt markets have begun to show signs of a stabilized euro area financial market. The larger member states of the European Union (EU) are working diligently to strengthen the framework for a tighter financial and banking union and meaningful progress has been made by agreeing to centralize large bank regulation under the European Central Bank. However, economic conditions in the southern tier members are not improving and the pressures on their political leadership remain intense. The jury is out on whether the respective populations will support the continuing austerity measures that are needed to meet the EU fiscal targets.

In the U.S., the Fed remains committed to low interest rates into 2015 through its third program of Quantitative Easing (QE3). Inflation remains low but a growing number of economists are expressing concern about the economic distortions resulting from negative real interest rates. The highly partisan atmosphere in Congress led to a disappointingly modest solution for dealing with the end-of-year tax and spending issues. Early indications for the new Congressional term have not given much encouragement that the atmosphere for dealing with the sequestration legislation and the debt ceiling issues, let alone a more encompassing “grand bargain,” will be any better than the last Congress. Over the longer term, there are some encouraging trends for the U.S. economy: house prices are beginning to recover, banks and corporations continue to strengthen their financial positions and incentives for capital investment in the U.S. by domestic and foreign corporations are increasing due to more competitive energy and labor costs.

During 2012 U.S. investors have benefited from strong returns in the domestic equity markets and solid returns in most fixed income markets. However, many of the macroeconomic risks of 2012 remain unresolved, including negotiating through the many U.S. fiscal issues, managing the risks of another year of abnormally low U.S. interest rates, sustaining the progress being made in the euro area and reducing the potential economic impact of geopolitical issues, particularly in the Middle East. In the face of these uncertainties, the experienced investment professionals at Nuveen Investments seek out investments that are enjoying positive economic conditions. At the same time they are always on the alert for risks in markets subject to excessive optimism or for opportunities in markets experiencing undue pessimism. Monitoring this process is a critical function for the Fund Board as it oversees your Nuveen Fund on your behalf.

As always, I encourage you to communicate with your financial consultant if you have any questions about your investment in a Nuveen Fund. On behalf of the other members of your Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

Robert P. Bremner

Chairman of the Board

February 22, 2013

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Portfolio Managers’ Comments

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other fac-tors. The Funds disclaim any obli-gation to update publicly or revise any forward-looking statements or views expressed herein.

The Nuveen Multi-Manager Large Cap Value Fund is co-managed by Institutional Capital LLC (ICAP), Nuveen Asset Management, LLC, and Symphony Asset Management LLC (Symphony). Nuveen Asset Management and Symphony are affiliates of Nuveen Investments. Jerrold Sensor, CFA, and Thomas Wenzel, CFA, oversee the portion of the Fund’s assets managed by ICAP, while Keith Hembre, CFA and Walter French oversee the Fund’s assets managed by Nuveen Asset Management. Gunther Stein and Ross Sakamoto oversee the portion of the Fund’s assets managed by Symphony. After the reporting period ended, on August 1, 2012, Thomas Cole, CFA, was named portfolio manager for the portion of the Fund’s assets managed by ICAP and Joel Drescher was named portfolio manager for the portion of the Fund’s assets managed by Symphony.

The Nuveen NWQ Multi-Cap Value Fund, Nuveen NWQ Large-Cap Value Fund, Nuveen NWQ Small/Mid-Cap Value Fund and Nuveen NWQ Small-Cap Value Fund feature equity management by NWQ Investment Management Company, LLC (NWQ), an affiliate of Nuveen Investments. Jon Bosse is the Chief Investment Officer of NWQ and manages the Multi-Cap Value and Large-Cap Value Funds. Phyllis Thomas manages the Nuveen Small/ Mid-Cap Value and Small-Cap Value Funds.

The Nuveen Tradewinds Value Opportunities Fund features portfolio management by Tradewinds Global Investors, LLC (Tradewinds), an affiliate of Nuveen Investments. Prior to the reporting period, Tradewinds announced that Dave Iben, Co-President and Chief Investment Officer of Tradewinds, decided to leave the firm during the second calendar quarter. Emily Alejos and Drew Thelen assumed investment leadership and oversight responsibilities, now serving as Co-Chief Investment Officers for Tradewinds. As integral members of the Tradewinds investment team, Emily and Drew have worked together for more than five years. Each brings significant investment experience to the next stage of Tradewinds’ development. Effective April 1, 2012, Joann Barry, CFA and F. Rowe Michels, CFA were named portfolio managers of the Fund.

How did the Funds perform during the six-month reporting period ended December 31, 2012?

The tables in the Fund Performance and Expense Ratios section of this report provide Class A Share total returns for the Funds for the six-month, one-year, five-year, ten-year and since inception periods ended December 31, 2012. Each Funds’ Class A Share total returns are compared with the performance of their corresponding market indexes and peer group averages. A more detailed account of each Fund’s performance is provided later in this report.

Nuveen Investments	5

What strategies were used to manage the Funds during the reporting period? How did these strategies influence performance?

Nuveen Multi-Manager Large-Cap Value Fund

The Nuveen Multi-Manager Large-Cap Value Fund’s Class A Shares at net asset value (NAV) underperformed the comparative Lipper classification average and the Russell 1000® Value Index, but outperformed the S&P 500® Index over the six-month period ended December 31, 2012.

The Fund uses three separate sub-advisers to seek large capitalization value stocks with the potential for long-term capital appreciation. ICAP uses a value-oriented investment strategy that attempts to identify stocks offering the best relative value and stable to rising earnings from a universe of large and mid-sized companies. It then selects a portion of those stocks that are identified to have a catalyst for change and monitors these holdings closely to determine if circumstances change. For the Nuveen Asset Management portion of the Fund, we create proprietary models to help establish quantitative links between economic/market variables, investment factors and equity market returns. Our proprietary models analyze macroeconomic and market data and other statistics to determine what we believe will be the key drivers of performance in the current economy. We also use historical analysis of these drivers to estimate equity market return and the relative contribution to market returns for a comprehensive list of investment factors. We evaluate each stock in the investable universe to determine its sensitivity to the expected returns for each factor and estimate a potential contribution for each stock. The Fund’s portfolio will include stocks that we believe target the highest expected returns within the established risk budget. Symphony seeks to deliver consistent returns though an investment process that combines quantitative screens and fundamental research. The portfolio construction process utilizes a proprietary optimizer designed to potentially generate an optimal risk reward balance versus the stated benchmark.

In the portion of the portfolio managed by ICAP, sector allocation added to the portfolio’s relative performance, while security selection detracted. From the standpoint of stock picking, both the consumer services and health care sectors lifted results compared with the Russell Index, while the communications and basic industries groups were sources of relative underperformance. In sector terms, the portfolio benefited the most from avoiding exposure to the underperforming utilities sector, which we viewed as overvalued. Overweighting the technology sector, however, detracted from relative performance.

Throughout the six months, we consistently followed our bottom-up stock-selection investment process. In other words, we chose investments one-by-one, based on our view of their valuation and opportunities for price improvement in relation to other stocks. We purchased or increased our exposure to stocks we believed offered good value along with a potential catalyst for a rising stock price. In contrast, we sold or cut the Fund’s weighting in securities whose appreciation prospects we believed were limited.

During the period, we adjusted the portfolio in response to fluctuating market conditions, or when we had chances to buy and sell stocks that, in our opinion, could add value for

6	Nuveen Investments

the Fund’s investors. In the health care sector, we sold the portfolio’s position in pharmaceutical maker Merck & Co. after it reached our price target, while we added to our stake in diversified health care firm Novartis AG and established a new position in Baxter International, Inc., a medical products and pharmaceuticals firm, both of which we believed provided better performance prospects. Elsewhere, we eliminated positions in Procter & Gamble Company, a maker of household and personal care products, and agricultural processor and logistics firm Archer-Daniels-Midland Company, and also significantly trimmed the position in software maker Microsoft Corporation. In the energy sector, we established positions in Halliburton Company, an oilfield services company and oil and gas producer Marathon Oil Corporation.

On an individual basis, the Fund’s top contributors to relative performance were media company Time Warner Inc., diversified financial services firm Citigroup Inc. and Baxter International. Time Warner continued to operate successfully, returned cash to shareholders through increased dividends and stock buybacks, and provided better expectations for growth in revenue from affiliate fees. Citigroup’s financial results improved, as continued efforts to increase efficiency and operating leverage began to pay off. Investors also responded favorably to progress on plans to sell the firm’s stake in the Morgan Stanley Smith Barney wealth management unit. Baxter continued to generate growth in its dialysis business while increasing its presence in the market for blood plasma.

On the negative side, the Fund’s three largest relative detractors were U.K.-based wireless communications provider Vodafone Group, PLC, software maker Microsoft, and money-transfer business Western Union Company. Weakness in Vodafone’s businesses in Southern Europe weighed on results, although we note the company continued to show strength in the U.S. and emerging markets. At period end, we found the stock attractively valued and believed it showed good potential to return cash to shareholders, given the prospect of continued dividends from Verizon Communications, Inc., of which Vodafone owns a 45% stake. Microsoft underperformed, as it was too early to assess the financial impact of the recently launched Windows 8 Operating System, given limited availability of compatible hardware. At period end, Microsoft remained in the portfolio, though in a smaller position than at the start of the time frame. Western Union lagged after the company’s management unexpectedly announced its intention to cut prices to preserve market share. We sold the position from the portfolio before period end.

In the portion of the portfolio managed by Nuveen Asset Management, the Fund, on average, was overweight financials, telecom services, information technology and health care during the period. On average, the Fund was underweighted staples, utilities, materials, industrials, energy and consumer discretionary. The largest single sector overweight was in information technology. This position contributed negatively to the Fund’s relative performance versus the index. The largest single underweight was, on average, in materials. This position contributed negatively to the Fund’s relative performance versus the index. Overall, sector weightings were a negative to the Fund’s relative performance versus the index.

Performance attributable to the individual stock holdings within each sector was a positive for the Fund during the reporting period, with the stock picks within the information

Nuveen Investments	7

technology sector having the largest positive impact. The holdings within the energy, health care, utilities, materials and financial sectors were also a positive for the Fund. Holdings within the industrials, telecom services, consumer discretionary and staples sectors resulted in negative relative performance for the Fund.

For the portion of the portfolio managed by Symphony, we remained invested in companies with relatively strong fundamentals. We benefited from stock selection in the materials, energy and health care sectors. In particular, PVH Corporation and Marathon Petroleum Corporation contributed to performance. Stock selection in the consumer staples, consumer discretionary and financials sectors detracted from performance. An underweight exposure to Citigroup and International Game Technology also had a negative impact on returns.

Nuveen NWQ Multi-Cap Value Fund

Class A Shares at net asset value (NAV) for the Nuveen NWQ Multi-Cap Value Fund underperformed both the S&P 500® Index, the Russell 3000® Value Index and its Lipper classification average for the six-month period ended December 31, 2012.

The Fund seeks long-term capital appreciation by investing in equity securities of companies with large, medium and small market capitalizations that are selected on an opportunistic basis. Generally, the Fund’s managers look for undervalued companies where catalysts exist that may help unlock value or improve profitability. Such catalysts can be new management, improving fundamentals, renewed management focus, industry consolidation or company restructuring.

During the reporting period, the strength of holdings in the consumer discretionary, finance, and producer staple sectors were partially offset by declines in various positions in the technology and materials (gold mining) sectors. Finance was the best performing sector of the market in 2012, and we opportunistically established a new position in AIG in the second and third calendar quarters.

Several positions positively contributed to performance including Citigroup, which appreciated given an attractive valuation and improving fundamentals. The company appointed Michael Corbat as its new CEO during the period and he put his stamp on the firm by announcing a formal cost cutting initiative of $1.1 billion starting in 2014, which was well received by investors.

Also benefiting performance was General Motors. In December, the U.S. Treasury sold 200 million shares back to the company, and gave indications that it will liquidate its remaining 19% stake in an orderly fashion over the next 12-15 months, which should remove a significant overhang on the stock.

Lastly, Sanofi-Aventis appreciated as management reiterated that it continued to see visible and sustainable growth as the company passes through the peak of the patent cliff this year as its Plavix, Avapro, and Lovenox drugs come off patent protection. Sanofi’s growth is being driven by its industry leading exposure to emerging markets (the fastest growing segment of pharmaceuticals) and new drug platforms.

Several positions detracted from performance, including Hewlett-Packard. While there was an opportunity to create value from the combination of shareholder activism (activist

8	Nuveen Investments

on the board), cost cuts and asset sales, this restructuring opportunity was overwhelmed by weak fundamentals and a major problem/shortfall in profitability in its EDS (electronic data systems) services business. Hewlett Packard was eliminated from the Fund’s holdings during the period.

Also detracting from performance were our gold mining stocks AngloGold Ashanti and Barrick Gold. Gold companies have been negatively impacted by project cost overruns, structural cost inflation, grade degradation, and sovereign (host country) renegotiation over the past several years. We believe that much of this has run its course, and while the price of gold has roughly doubled over the past five years, many gold equities are flat or even down over the same period. We believe our holdings have extremely attractive valuations, can meet expectations, and have visibility to generate significant free cash flow in the intermediate timeframe.

Lastly, Guess Inc. declined as management lowered its earnings guidance for 2012 as margins have been pressured by a stepped up promotional cadence in response to aggressive competitor markdowns. We remain encouraged by Guess’ margin recovery story as sales trends in North America have shown signs of improving sequentially due to new marketing and product initiatives, and its European business has been “less worse” than investor’s have expected given growth in new markets such as Germany, Russia and Spain.

During the period we initiated new positions in Harman International Industries, Tyson Foods, and Willis Group Holdings PLC. Harman International was purchased based on the growing global adoption of the company’s audio and infotainment systems for the automobile. Tyson Foods was purchased as we felt the stock price had already largely discounted the current downturn in the chicken cycle, which we anticipate may be short lived. Fundamentals of Willis Group Holdings PLC will be strengthened given the level of insured losses caused by Superstorm Sandy, in our opinion. We believe those losses could lead to higher prices and volumes, and as an insurance broker, we believe Willis is well-positioned in the industry to benefit.

We also eliminated several positions during the reporting period. Best Buy was eliminated prior to the decline in its stock price as we felt the fundamental deterioration at the company had accelerated, which cast doubt on the impact of the two catalysts we had been counting on. These catalysts were a turnaround plan from its new CEO, and a bid from founder and former Chairman Dick Schulze. AuRico Gold was sold as the stock price approached our estimate of its net asset fair value. The recent sale of its troubled Ocampo mine in Mexico for full value was particularly well received by investors, as was the subsequent announcement that the company would return much of that capital to shareholders. Intersil was eliminated given our outlook for risks to the company’s free cash flow in 2013. Losses in market share coupled with a significant technology transition in PC power management may potentially impair the company’s free cash flow generation, in our opinion. As previously mentioned, Hewlett-Packard was sold as well.

Nuveen NWQ Large-Cap Value Fund

The Fund’s Class A Shares at net asset value (NAV) underperformed both the comparative Lipper classification average and the Russell 1000® Value Index for the six-month period ended December 31, 2012.

Nuveen Investments	9

The Fund seeks long-term capital appreciation by investing in equity securities of companies with large market capitalizations that are selected on an opportunistic basis. Generally, the Fund’s manager looks for undervalued companies where catalysts exist that may help unlock value or improve profitability. Such catalysts can be new management, improving fundamentals, renewed management focus, industry consolidation or company restructuring.

During the reporting period, the strength of holdings in the consumer discretionary, finance and producer staple sectors were partially offset by declines in various positions in the energy, technology and materials (gold mining) sectors. Finance was the best performing sector of the market in 2012. We added financial positions, which included Citigroup, Hartford Financial, and opportunistically established a new position in AIG, in the second and third calendar quarters.

Several positions positively contributed to performance including Citigroup, which appreciated given an attractive valuation and improving fundamentals. The company appointed Michael Corbat as its new CEO during the period and he put his stamp on the firm by announcing a formal cost cutting initiative of $1.1 billion starting in 2014, which was well received by investors.

Also benefiting performance was General Motors. In December, the U.S. Treasury sold 200 million shares back to the company, and gave indications that it will liquidate its remaining 19% stake in an orderly fashion over the next 12-15 months, which should remove a significant overhang on the stock.

Lastly, Time Warner contributed positively, as the company is experiencing positive ratings momentum across most of its cable networks given a successful mix of new and returning shows at both TBS and TNT. Ninety percent of Turner’s affiliate fee deals are renewable between 2014 through 2016, and the improved ratings provide management with increased bargaining power.

Several positions detracted from performance, including Hewlett-Packard. While there was an opportunity to create value from the combination of shareholder activism (activist on the board), cost cuts and asset sales, this restructuring opportunity was overwhelmed by weak fundamentals and a major problem/shortfall in profitability in its EDS (electronic data systems) services business. Hewlett Packard was eliminated from the Fund’s holdings during the period.

Also detracting from performance were our gold mining stocks AngloGold Ashanti and Barrick Gold. Gold companies have been negatively impacted by project cost overruns, structural cost inflation, grade degradation, and sovereign (host country) renegotiation over the past several years. We believe that much of this has run its course, and while the price of gold has roughly doubled over the past five years, many gold equities are flat or even down over the same period. We believe our holdings have extremely attractive valuations, can meet expectations, and have visibility to generate significant free cash flow in the intermediate timeframe.

During the period we initiated new positions in Applied Materials Inc. and Capital One Financial Corporation. Applied Materials is undergoing an operational transformation led by its new president, Gary Dickerson. The stock is currently trading near historical trough levels based on price to book value, and we believe the company’s attractive dividend

10	Nuveen Investments

yield coupled with the potential for strong free cash flow growth demonstrates great value. Capital One was purchased when ING Group NV sold its shares that were received when Capital One acquired ING Direct. We expect the acquisition of ING Direct as well as the subsequent acquisition of HSBC USA’s retail card portfolio will be accretive to Capital One’s earnings and to help drive future revenue growth. Additionally, we believe the company is well positioned to benefit from continued strength in consumer credit quality and a potential rebound in credit card loan growth.

We also eliminated positions during the reporting period. We exited our position in Best Buy prior to the decline in its stock price as we felt the fundamental deterioration at the company had accelerated and, as mentioned previously, Hewlett-Packard was sold given negative developments at the company since we initially purchased the stock earlier in 2012.

Nuveen NWQ Small/Mid-Cap Value Fund

The Fund’s Class A Shares at net asset value (NAV) underperformed the Russell 2500® Value Index and its Lipper classification average for the six-month period ended December 31, 2012.

The Fund continued to follow its disciplined investment approach, which seeks long-term capital appreciation by investing in equity securities of companies with small- to mid-market capitalizations selected using an analyst-driven, value-oriented process. The portfolio manager looks for undervalued companies where catalysts exist to unlock value or improve profitability. Such catalysts can be new management, improving fundamentals, renewed management focus, industry consolidation or company restructuring.

For the six-month reporting period, positive stock selection in the producer durables sector was offset by weakness in the materials and processing and energy sectors. In the broader market, value stocks performed better than growth stocks across all capitalizations and smaller capitalization stocks outperformed larger capitalization stocks.

Several positions contributed to the Fund’s positive returns for the period. Shares of TriMas Corporation outperformed during the period. TriMas Corporation designs, manufactures and distributes various products for commercial, industrial and consumer markets worldwide. TriMas reported positive third quarter earnings as strong organic sales growth offset operating margin compression brought on by increased marketing spend and increased costs related to expanding manufacturing capacity. Less favorable product mix in the energy, engineered component, and the company’s Cequent Group division also impacted operating margin. Margin pressures have been somewhat offset by ongoing productivity initiatives. We believe management remains focused on improving operating margins and deleveraging the balance sheet.

Shares of Elizabeth Arden rose sharply during the period after the company announced fiscal fourth quarter earnings that met expectations and provided guidance for fiscal year 2013 that exceeded forecasts. Significantly, Arden forecasted fiscal year 2013 earnings per share growth at 25% on net sales growth of between 13.5% and 15%. The outlook highlights management’s confidence in the strength of recently acquired brand licenses such as ED Hardy and Justin Bieber and the success of the Elizabeth Arden brand repositioning initiative. Elizabeth Arden is currently upgrading key flagship stores globally to showcase the repositioned Elizabeth Arden product and enhance in-store experience. In our view, the repositioning may help to drive sales growth in the Arden brand for the

Nuveen Investments	11

next several years. Additionally, we believe Arden continues to execute on its well-articulated strategy to grow revenues in the sizable European market and expand skincare sales in Asia. Given these near-term catalysts, we believe Elizabeth Arden shares continue to offer attractive risk/reward.

Financial stocks advanced during the period on the heels of the Fed’s decision to implement QE3 to stimulate growth, and the European Central Bank’s bond buying program unveiled to bring down interest rates in troubled European economies. Among the Fund’s holdings, regional banks Western Alliance Bancorporation and Texas Capital BancShares, Inc. were among the top contributors to performance. We believe shares of Western Alliance may likely continue to benefit from the company’s above peer-average loan growth and a continued improvement in credit metrics. Texas Capital BancShares also reported strong loan growth on strength in mortgage warehouse lending.

Several positions contributed to the Fund’s underperformance versus its benchmark. Shares of Carrizo Oil & Gas, Inc. fell during the period despite reporting solid third quarter results that beat production guidance. Investors remain concerned over a potential funding gap as the company’s capital expenditures continued to outpace cash flows. In our view, these concerns are overblown as the company has taken significant steps to lower its net debt through the sale of non-core assets. In September, the company generated $130 million in cash proceeds through the formation of two joint ventures in the Niobara Shale and the sale of non-core Gulf Coast assets. Additionally, in December 2012, Carrizo sold its assets in the North Sea Huntington field for net cash proceeds of $116 million. We remain comfortable with Carrizo’s capital spending given the company’s proven ability to generate liquidity as it aggressively increases liquids/oil production.

Aurizon Mines Ltd. also declined after the company reported third quarter production results that were below expectations. Gold output during the quarter was adversely affected by downtime associated with a shaft-deepening project at the company’s Casa Berardi project. Despite recent setbacks at Casa Berardi, we believe the mine remains a stable, long-life asset for the company.

Thompson Creek Metals Company Inc. was eliminated from the Fund in light of operational setbacks at the company’s Thompson Creek and Endako mines and concerns over a funding gap for the company’s Mt. Milligan project. In our view, continued capital overruns have resulted in permanent shareholder dilution and the funding gap for Mt. Milligan continues to be a concern. Additionally, recent weakness in copper and molybdenum prices leave the stock vulnerable to further downside and call into question the economics of the company’s current projects.

Several positions were added during the reporting period, including audio products supplier Harman International Industries. The company has dominant market share in the luxury infotainment and professional audio equipment markets and is the longstanding supplier of fully integrated systems for luxury car makers such as BMW, Audi and Mercedes.

We also initiated a new position in Tyson Foods, Inc. during the period. Tyson produces, distributes and markets chicken, beef, pork, prepared foods and related products. The company’s products are marketed domestically to food retailers, foodservice distributors, restaurant operators and noncommercial foodservice establishments, as well as to international markets. In our view the company is well positioned to benefit from a turn in

12	Nuveen Investments

the chicken cycle as smaller players in the industry begin to pare back production to maintain pricing power.

Several positions were sold during the reporting period, including Brocade Communications Systems Inc. While the company continues to maintain significant market share in the storage networking market, and has promising networking technology, recent concerns regarding sales force effectiveness and management turnover have weighed on the stock. We believe these concerns, compounded with an increasingly aggressive competitive environment and challenging end market may limit the upside potential of the stock going forward. The position was eliminated.

Our remaining position in CIRCOR International Inc. was eliminated during the period. Recent weakening of rig counts in North America, continued softness in the LED equipment market and scaled back defense spending should present challenges for the company going forward. Given our continued lack of confidence in management and the strong rally in the company’s shares early in the quarter, the position was eliminated.

Lastly, our remaining position in Salix Pharmaceuticals Limited was eliminated during the period. Shares traded off in the third quarter after the company unexpectedly received a complete response letter from the FDA following its review of an injectable form of Relistor. Delay in the approval of an injectable Relistor raises concerns regarding the FDA’s upcoming review of an oral form of Relistor, which has a much larger market opportunity.

Nuveen NWQ Small-Cap Value Fund

The Fund’s Class A Shares at net asset value (NAV) outperformed the Russell 2000® Value Index and its Lipper classification average for the six-month period ended December 31, 2012.

Over the reporting period, the Fund continued to follow its disciplined investment approach. The Fund seeks long-term capital appreciation by investing in equity securities of companies with small market capitalizations selected using an analyst-driven, value-oriented process. NWQ seeks to provide superior risk-adjusted returns through an analyst-driven, value-oriented process. Portfolio managers look for undervalued companies where catalysts exist to unlock value or improve profitability. Such catalysts can be new management, improving fundamentals, renewed management focus, industry consolidation or company restructuring.

Superior stock selection in the technology, financial services and consumer staples sectors drove the outperformance, which was partially offset by weakness in the materials and processing and energy sectors. In the broader market, value stocks performed better than growth stocks across all capitalizations and smaller capitalization stocks outperformed larger capitalization stocks.

Specifically, shares of Smart Balance Inc. rose during the period after the company boosted guidance for the remainder of 2012 and 2013. Smart Balance has become the leader in the fast growing gluten-free foods category. Retailer interest in gluten-free foods continues to grow and new product innovations in the category have expanded the variety of gluten-free products available to consumers. While we have trimmed the position, we remain optimistic the company can continue to generate solid organic sales growth as it further penetrates food retailers with its gluten-free offering. In addition,

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EBITDA (earnings before interest, taxes, depreciation and amortization) margins should continue to expand over the next few years aided by manufacturing efficiency programs and the leveraging of marketing and administrative expense. While the company has executed quite well on its own, we nevertheless believe that Smart Balance will ultimately be acquired and become a very attractive platform inside a larger packaged food franchise.

HomeStreet Inc. was again a top contributor to performance. The company’s shares have now more than doubled since their IPO in February 2012. Bolstered by a high level of refinance volumes, mortgage originations remain strong for the company and credit quality metrics continue to improve. Given the significant excess capital generated by the company’s mortgage operations, management has begun entertaining acquisition opportunities and, in our view, may implement a dividend in 2013, which we believe would serve as further catalyst for the shares.

Several positions detracted from performance including, shares of Carrizo Oil & Gas, which fell despite results that beat production guidance. Investors remain concerned over a potential funding gap as the company’s capital expenditures continue to outpace cash flows. In our view, these concerns are overblown as the company has taken significant steps to lower its net debt through the sale of non-core assets. In September, the company generated $130 million in cash proceeds through the formation of two joint ventures in the Niobara Shale and the sale of non-core Gulf Coast assets. Additionally, in December Carrizo sold its assets in the North Sea Huntington field for net cash proceeds of $116 million. We remain comfortable with Carrizo’s capital spending given the company’s proven ability to generate liquidity as it aggressively increases liquids/oil production.

Aurizon Mines declined after the company reported third quarter production results that were below expectations. Gold output during the quarter was adversely affected by downtime associated with a shaft-deepening project at the company’s Casa Berardi project. Despite recent setbacks at Casa Berardi, we believe the mine remains a stable, long-life asset for the company.

Lastly, Thompson Creek Metals was eliminated from the portfolio in light of operational setbacks at the company’s Thompson Creek and Endako mines and concerns over a funding gap for the company’s Mt. Milligan project. In our view, continued capital overruns have resulted in permanent shareholder dilution and the funding gap for Mt. Milligan continues to be a concern. Additionally, recent weakness in copper and molybdenum prices leave the stock vulnerable to further downside and call into question the economics of the company’s current projects.

Several positions were added to the Fund during the reporting period, including Mistras Group Inc. Mistras is a leading ‘one source’ global provider of technology-enabled asset protection solutions used to evaluate the structural integrity of critical energy, industrial and public infrastructure. Due to its unique engineering talent and diverse offerings, we believe the company may continue to grow significantly while delivering solid margins. We also added audio products supplier Harman International Industries. The company has dominant market share in the luxury infotainment and professional audio

14	Nuveen Investments

equipment markets and is the long-standing supplier of fully integrated systems for luxury car makers such as BMW, Audi and Mercedes.

Several positions were sold during the reporting period, including Brocade Communications Systems. While the company continues to maintain significant market share in the storage networking market, and has promising networking technology, recent concerns regarding sales force effectiveness and management turnover have weighed on the stock. We believe these concerns, compounded with an increasingly aggressive competitive environment and challenging end market may limit the upside potential of the stock going forward. The position was eliminated in light of the stock’s less favorable risk/reward characteristics.

Our remaining position in CIRCOR International was eliminated during the period. Recent weakening of rig counts in North America, continued softness in the LED equipment market and scaled back defense spending should present challenges for the company going forward. Given our continued lack of confidence in management and the strong rally in the company’s shares early in the quarter, the position was eliminated.

Nuveen Tradewinds Value Opportunities Fund

The Fund’s Class A Shares at net asset value (NAV) outperformed the Russell 3000® Value Index and the Lipper classification average for the six-month period ended December 31, 2012. It should be noted that the Fund has held, and is expected to continue to hold, securities that are not included in the comparative index shown in this report. Due to the difference between the securities held by the Fund and the composition of the index, we would expect there to be some differences over time between the Fund and the index in terms of performance, composition, and/or risk profile.

The Fund seeks long-term capital appreciation by investing in equity securities of companies with varying market capitalizations selected using an eclectic, value-oriented process.

The producer durables sector was the leading contributor to the Fund’s performance, while the utilities sector was the primary detractor from performance.

Several positions contributed to the Fund’s outperformance versus its benchmark. Gold mining firm Kinross Gold Corp. led positive relative contribution in the materials & processing sector. The performance was assisted by a notably improving gold price during the third quarter, but there was also company-specific strength. Kinross brought in a new CEO in the beginning of August 2012, with a focus on cost-cutting and optimization of spending, in a move well-received by investors.

The information technology sector was another contributing sector in the Fund over the reporting period, led by technology services provider Computer Sciences Corp. (CSC). CSC remains in the midst of a turn-around, and positive restructuring progress during the reporting period beat many investor expectations. Throughout the reporting period, we trimmed and subsequently sold out of this name at the end of November.

Also positively contributing to performance was General Motors Co., the second-largest global automaker. The company announced late in the fourth quarter that it would be

Nuveen Investments	15

purchasing 200 million of its shares from the U.S. Treasury, as the U.S. government seeks to completely exit the stake it received in the 2009 GM bailout. The move was positively received by investors as it removed a key uncertainty overhang. Throughout the reporting period, we added to our position in the Fund.

Several positions detracted from the Fund’s performance. Exelon Corp., one of the United States’ largest integrated electric utilities, was a key detractor during the reporting period. Investors have been anticipating a dividend cut from the company, because its dividend is higher than its free cash flow; this has created an overhang on the company’s shares. We believe such a possibility has already been more than priced in, and we believe the company is significantly undervalued on an enterprise-value-to-kilowatts-of-generation-capacity basis. As such, we have added to this position in the Fund.

Biopharmaceutical firm Dendreon Corporation was a detractor during the reporting period. The firm declined on investor concerns regarding shortfalls in sales of the company’s metastatic prostate cancer drug, Provenge. We believe the company has multiple realistic avenues for improving marketing execution of this valuable treatment, and we also believe these opportunities are not yet reflected in Dendreon’s stock price.

Also detracting from performance was NII Holdings Inc., which offers post-paid mobile telecom services in Mexico, Brazil, Argentina, Peru and Chile. NII Holdings has experienced some cost challenges as it has been rolling out a new combined 3G and push-to-talk network, but we expect this investment to increase customer retention and average revenues per user. Competitive pressures have also caused the company’s stock to decline, but we believe these concerns have been unreasonably weighted. We believe the company is currently undervalued on an enterprise-value-to-subscriber and a sum-of-the-parts basis and have added to our position in the portfolio during the reporting period.

Risk Considerations

Mutual fund investing involves risk; principal loss is possible. Equity investments such as those held by the Funds are subject to market risk and common stock risk. Foreign investments involve additional risks, including currency fluctuation, political and economic instability, lack of liquidity and differing legal and accounting standards. These risks are magnified in emerging markets.

Investments in small- and mid-cap companies such as those held in the Nuveen Multi- Manager Large-Cap Value Fund, the Nuveen NWQ Small/Mid-Cap Value Fund, the Nuveen Small-Cap Value Fund, and the Nuveen Tradewinds Value Opportunities Fund are subject to greater volatility.

The Nuveen Multi-Manager Large-Cap Value Fund is also subject to the risk that the sub- advisers’ investment decisions may not complement one another.

16	Nuveen Investments

Fund Performance and Expense Ratios

The Fund Performance and Expense Ratios for each Fund are shown on the following six pages.

Returns quoted represent past performance, which is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns without sales charges would be lower if the sales charge were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Returns may reflect a contractual agreement between certain Funds and the investment adviser to waive certain fees and expenses; see Notes to Financial Statements, Footnote 7 — Management Fees and Other Transactions with Affiliates for more information. In addition, returns may reflect a voluntary expense limitation by the Funds’ investment adviser that may be modified or discontinued at any time without notice. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees. Fund returns assume reinvestment of dividends and capital gains.

Comparative index and Lipper return information is provided for the Funds’ Class A Shares at net asset value (NAV) only.

The expense ratios shown reflect the Funds’ total operating expenses (before fee waivers and/or expense reimbursements, if any) as shown in the Funds’ most recent prospectus. The expense ratios include management fees and other fees and expenses.

Nuveen Investments	17

Fund Performance and Expense Ratios (continued)

Nuveen Multi-Manager Large-Cap Value Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this page.

Fund Performance

Average Annual Total Returns as of December 31, 2012

	Cumulative	Average Annual

	6-Month	1-Year	5-Year	10-Year*
Class A Shares at NAV	7.29%	14.92%	0.14%	7.29%
Class A Shares at maximum Offering Price	1.13%	8.32%	-1.04%	6.65%
S&P 500® Index**	5.95%	16.00%	1.66%	7.10%
Russell 1000® Value Index**	8.13%	17.51%	0.59%	7.38%
Lipper Large-Cap Value Funds Classification Average**	7.54%	15.31%	-0.05%	6.43%

Class B Shares w/o CDSC	6.89%	14.05%	-0.60%	6.64%
Class B Shares w/CDSC	1.89%	10.05%	-0.78%	6.64%
Class C Shares	6.85%	14.08%	-0.60%	6.49%
Class R3 Shares	7.10%	14.61%	-0.13%	6.99%
Class I Shares	7.42%	15.21%	0.39%	7.55%

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within twelve months of purchase. Class B Shares have a CDSC that begins at 5% for redemptions during the first year and declines periodically until after six years when the charge becomes 0%. Class B Shares automatically convert to Class A Shares eight years after purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are only available for purchase by eligible retirement plans. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

Expense Ratios
Class A Shares	1.15%
Class B Shares	1.90%
Class C Shares	1.90%
Class R3 Shares	1.40%
Class I Shares	0.90%

*	The returns for Class A, B, C and I Shares are actual. The returns for Class R3 Shares are actual for the periods since class inception on 8/04/08; returns prior to class inception are Class I Share returns adjusted for differences in sales charges and expenses, which are primarily differences in distribution and service fees.

**	Refer to the Glossary of Terms Used in this Report for definitions. Indexes and Lipper averages are not available for direct investment.

18	Nuveen Investments

Nuveen NWQ Multi-Cap Value Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this page.

Fund Performance

Average Annual Total Returns as of December 31, 2012

	Cumulative	Average Annual

	6-Month	1-Year	5-Year*	10-Year*
Class A Shares at NAV	5.60%	11.96%	-2.47%	6.72%
Class A Shares at maximum Offering Price	-0.50%	5.54%	-3.62%	6.09%
S&P 500® Index**	5.95%	16.00%	1.66%	7.10%
Russell 3000® Value Index**	8.20%	17.55%	0.83%	7.54%
Lipper Multi-Cap Value Funds Classification Average**	8.29%	15.48%	0.99%	7.19%

Class B Shares w/o CDSC	5.18%	11.12%	-3.19%	6.09%
Class B Shares w/CDSC	0.18%	7.12%	-3.39%	6.09%
Class C Shares	5.18%	11.12%	-3.19%	5.93%
Class R3 Shares	5.44%	11.67%	-2.71%	6.44%
Class I Shares	5.72%	12.31%	-2.22%	7.00%

Effective December 6, 2002, based on shareholder approval, the Nuveen NWQ Multi-Cap Value Fund acquired the assets and performance history of the PBHG Special Equity Fund. The Fund had no assets prior to the acquisition. In addition, on December 14, 2001, the PBHG Special Equity Fund acquired the assets of the NWQ Special Equity Portfolio. The information presented for the Nuveen NWQ Multi-Cap Value Fund prior to the acquisition date represents the expense adjusted performance of the predecessor funds.

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within twelve months of purchase. Class B Shares have a CDSC that begins at 5% for redemptions during the first year and declines periodically until after six years when the charge becomes 0%. Class B Shares automatically convert to Class A Shares eight years after purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are only available for purchase by eligible retirement plans. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

Expense Ratios
Class A Shares	1.31%
Class B Shares	2.06%
Class C Shares	2.05%
Class R3 Shares	1.56%
Class I Shares	1.06%

*	The returns for Class I Shares are actual. The returns for Class A, B and C shares are actual for the period since class inception on 12/09/02; returns prior to class inception are Class I Share returns adjusted for differences in sales charges and expense, which are primarily differences in distribution and service fees. The returns for Class R3 Shares are actual for the periods since class inception on 8/04/08; returns prior to class inception are Class I Share returns adjusted for differences in sales charges and expense, which are primarily differences in distribution and service fees.

**	Refer to the Glossary of Terms Used in this Report for definitions. Indexes and Lipper averages are not available for direct investment.

Nuveen Investments	19

Fund Performance and Expense Ratios (continued)

Nuveen NWQ Large-Cap Value Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this page.

Fund Performance

Average Annual Total Returns as of December 31, 2012

	Cumulative	Average Annual

	6-Month	1-Year	5-Year	Since Inception*
Class A Shares at NAV	6.61%	9.00%	-1.59%	-1.35%
Class A Shares at maximum Offering Price	0.46%	2.76%	-2.74%	-2.32%
Russell 1000® Value Index**	8.13%	17.51%	0.59%	0.45%
Lipper Large-Cap Value Funds Classification Average**	7.54%	15.31%	-0.05%	0.20%

Class C Shares	6.17%	8.22%	-2.32%	-2.09%
Class R3 Shares	6.42%	8.75%	-1.84%	-1.61%
Class I Shares	6.74%	9.34%	-1.34%	-1.10%

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within twelve months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and only available for purchase by eligible retirement plans. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

Expense Ratios
Class A Shares	1.11%
Class C Shares	1.86%
Class R3 Shares	1.36%
Class I Shares	0.85%

*	Since inception returns for Class A, C and I Shares, and the comparative index and Lipper classification average, are from 12/15/06. The returns for Class A, C and I Shares are actual. The returns for Class R3 Shares are actual for the periods since class inception on 9/29/09; returns prior to class inception are Class I Share returns adjusted for differences in sales charges and expense, which are primarily differences in distribution and service fees.

**	Refer to the Glossary of Terms Used in this Report for definitions. Indexes and Lipper averages are not available for direct investment.

20	Nuveen Investments

Nuveen NWQ Small/Mid-Cap Value Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this page.

Fund Performance

Average Annual Total Returns as of December 31, 2012

	Cumulative	Average Annual

	6-Month	1-Year	5-Year	Since Inception*
Class A Shares at NAV	6.88%	8.82%	2.03%	0.80%
Class A Shares at maximum Offering Price	0.72%	2.54%	0.83%	-0.19%
Russell 2500® Value Index**	10.23%	19.21%	4.54%	2.41%
Lipper Small-Cap Core Funds Classification Average**	7.92%	14.74%	3.28%	2.56%

Class C Shares	6.49%	8.04%	1.26%	0.02%
Class R3 Shares	6.71%	8.57%	1.54%	0.35%
Class I Shares	7.03%	9.15%	2.05%	0.86%

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within twelve months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and only available for purchase by eligible retirement plans. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Gross Expense Ratios	Net Expense Ratios
Class A Shares	1.57%	1.33%
Class C Shares	2.35%	2.08%
Class R3 Shares	1.86%	1.58%
Class I Shares	1.33%	1.08%

The investment adviser has agreed to waive fees and/or reimburse expenses through October 31, 2013 so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 1.10% (1.45% after October 31, 2013) of the average daily net assets of any class of Fund shares. The expense limitation expiring October 31, 2013, may be terminated or modified prior to that date only with the approval of the Board of Trustees of the Fund. The expense limitation in effect thereafter may be terminated or modified only with the approval of shareholders of the Fund.

*	Since inception returns for Class A, C and I Shares, and the comparative index and Lipper classification average, are from 12/15/06. The returns for Class A, C and I Shares are actual. The returns for Class R3 Shares are actual for the periods since class inception on 9/29/09; returns prior to class inception are Class I Share returns adjusted for differences in sales charges and expense, which are primarily differences in distribution and service fees.

**	Refer to the Glossary of Terms Used in this Report for definitions. Indexes and Lipper averages are not available for direct investment.

Nuveen Investments	21

Fund Performance and Expense Ratios (continued)

Nuveen NWQ Small-Cap Value Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this page.

Fund Performance

Average Annual Total Returns as of December 31, 2012

	Cumulative	Average Annual

	6-Month	1-Year	5-Year	Since Inception*
Class A Shares at NAV	10.80%	18.26%	2.41%	5.28%
Class A Shares at maximum Offering Price	4.42%	11.45%	1.20%	4.51%
Russell 2000® Value Index**	9.07%	18.05%	3.55%	4.60%
Lipper Small-Cap Core Funds Classification Average**	7.92%	14.74%	3.28%	5.31%

Class C Shares	10.38%	17.34%	1.66%	4.52%
Class R3 Shares	10.66%	17.92%	2.16%	5.02%
Class I Shares	10.92%	18.54%	2.67%	5.55%

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within twelve months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and only available for purchase by eligible retirement plans. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

Expense Ratios
Class A Shares	1.44%
Class C Shares	2.18%
Class R3 Shares	1.68%
Class I Shares	1.18%

*	Since inception returns for Class A, C and I Shares, and the comparative index and Lipper classification average, are from 12/08/04. The returns for Class A, C and I Shares are actual. The returns for Class R3 Shares are actual for the periods since class inception on 9/29/09; returns prior to class inception are Class I Share returns adjusted for differences in sales charges and expense, which are primarily differences in distribution and service fees.

**	Refer to the Glossary of Terms Used in this Report for definitions. Indexes and Lipper averages are not available for direct investment.

22	Nuveen Investments

Nuveen Tradewinds Value Opportunities Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this page.

Fund Performance

Average Annual Total Returns as of December 31, 2012

	Cumulative	Average Annual

	6-Month	1-Year	5-Year	Since Inception*
Class A Shares at NAV	8.64%	2.05%	4.13%	9.46%
Class A Shares at maximum Offering Price	2.39%	-3.81%	2.91%	8.66%
Russell 3000® Value Index**	8.20%	17.55%	0.83%	4.13%
Lipper Global Multi-Cap Value Funds Classification Average**	8.56%	10.72%	-0.43%	4.40%

Class B Shares w/o CDSC	8.24%	1.28%	3.36%	8.65%
Class B Shares w/ CDSC	3.24%	-2.65%	3.19%	8.65%
Class C Shares	8.20%	1.27%	3.35%	8.64%
Class R3 Shares	8.51%	1.80%	3.88%	9.18%
Class I Shares	8.79%	2.28%	4.39%	9.73%

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within twelve months of purchase. Class B Shares have a CDSC that begins at 5% for redemptions during the first year and declines periodically until after six years when the charge becomes 0%. Class B Shares automatically convert to Class A Shares eight years after purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and only available for purchase by eligible retirement plans. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

Expense Ratios
Class A Shares	1.16%
Class B Shares	1.90%
Class C Shares	1.90%
Class R3 Shares	1.39%
Class I Shares	0.91%

*	Since inception returns for Class A, B, C and I Shares, and the comparative index and Lipper classification average, are from 12/08/04. The returns for Class A, B, C and I Shares are actual. The returns for Class R3 Shares are actual for the periods since class inception on 8/04/08; returns prior to class inception are Class I Share returns adjusted for differences in sales charges and expense, which are primarily differences in distribution and service fees.

**	Refer to the Glossary of Terms Used in this Report for definitions. Indexes and Lipper averages are not available for direct investment.

Nuveen Investments	23

Holding Summaries as of December 31, 2012

This data relates to the securities held in each Fund’s portfolio of investments. It should not be construed as a measure of performance for the Fund itself.

Nuveen Multi-Manager Large-Cap Value Fund

Portfolio Allocation1

Common Stocks	99.2%
Investment Companies	0.1%
Short-Term Investments	0.1%
Other[2]	0.6%

Nuveen NWQ Multi-Cap Value Fund

Portfolio Allocation1

Common Stocks	100.1%
Short-Term Investments	0.4%
Other[2]	(0.5)%

Portfolio Composition[1]
Oil, Gas & Consumable Fuels	11.9%
Pharmaceuticals	8.4%
Insurance	7.9%
Diversified Financial Services	6.9%
Commercial Banks	4.4%
Media	4.0%
Capital Markets	3.6%
Health Care Providers & Services	3.5%
Industrial Conglomerates	3.0%
Consumer Finance	2.5%
Communication Equipment	2.3%
Diversified Telecommunication Services	2.3%
Aerospace & Defense	2.3%
Machinery	2.2%
Energy Equipment & Services	2.0%
Semiconductors & Equipment	1.9%
Chemicals	1.8%
Electric Utilities	1.8%
Health Care Equipment & Supplies	1.7%
Software	1.7%
Food Products	1.4%
Household Products	1.3%
Wireless Telecommunication Services	1.3%
Food & Staples Retailing	1.3%
Multi-Utilities	1.3%
Specialy Retail	1.3%
Automobiles	1.2%
Commercial & Professional Services	1.2%
Short-Term Investments	0.1%
Other[3]	13.5%

Portfolio Composition[1]
Insurance	20.7%
Oil, Gas & Consumable Fuels	14.0%
Pharmaceuticals	10.4%
Software	6.6%
Diversified Financial Services	6.4%
Media	5.8%
Metals & Mining	5.6%
Machinery	3.8%
Automobiles	3.4%
Communication Equipment	3.0%
Semiconductors & Equipment	2.9%
Capital Markets	2.9%
Short-Term Investments	0.4%
Other[4]	14.1%

Top Five Common Stock Holdings[1]
Exxon Mobile Corporation	1.6%
Time Warner Inc.	1.6%
Pfizer Inc.	1.4%
Texas Instruments Incorporated	1.3%
Citigroup Inc.	1.3%

Top Five Common Stock Holdings[1]
CA Technologies, Inc.	4.7%
Sanofi-Aventis, ADR	4.6%
Hartford Financial Services Group, Inc.	4.4%
Citigroup Inc.	4.2%
Talisman Energy Inc.	4.0%

1	As a percentage of net assets. Holdings are subject to change.

2	Other assets less liabilities.

3	Includes other assets less liabilities and all industries less than 1.2% of net assets.

4	Includes other assets less liabilities and all industries less than 2.9% of net assets.

24	Nuveen Investments

Nuveen NWQ Large-Cap Value Fund

Portfolio Allocation1

Common Stocks	98.9%
Short-Term Investments	1.1%
Other[2]	0.0%

Nuveen NWQ Small/Mid-Cap Value Fund

Portfolio Allocation1

Common Stocks	99.0%
Short-Term Investments	1.0%
Other[2]	0.0%

Portfolio Composition[1]
Insurance	19.1%
Oil, Gas & Consumable Fuels	13.7%
Pharmaceuticals	12.2%
Software	7.2%
Media	6.5%
Diversified Financial Services	6.4%
Metals & Mining	5.8%
Machinery	3.7%
Communication Equipment	3.4%
Automobiles	3.2%
Capital Markets	2.8%
Food & Staples Retailing	2.0%
Commercial Banks	2.0%
Short-Term Investments	1.1%
Other[3]	10.9%

Portfolio Composition[1]
Insurance	11.1%
Electronic Equipment & Instruments	8.6%
Semiconductors & Equipment	7.3%
Food Products	7.3%
Personal Products	6.9%
Machinery	6.6%
Paper & Forest Products	6.0%
Commercial Banks	5.3%
Oil, Gas & Consumable Fuels	5.1%
Real Estate Management & Development	5.0%
Hotels, Restaurants & Leisure	4.6%
Building Products	4.2%
Metals & Mining	3.9%
Aerospace & Defense	2.8%
Short-Term Investments	1.0%
Other[4]	14.3%

Top Five Common Stock Holdings[1]
Sanofi-Aventis, ADR	5.1%
CA Technologies, Inc.	4.5%
Citigroup Inc.	4.4%
Hartford Financial Services Group, Inc.	4.2%
Talisman Energy Inc.	4.0%

Top Five Common Stock Holdings[1]
Forestar Group Inc.	5.0%
Elizabeth Arden, Inc.	4.7%
Bob Evans Farms	4.6%
Griffon Corporation	4.2%
Coherent Inc.	3.7%

1	As a percentage of net assets. Holdings are subject to change.

2	Other assets less liabilities.

3	Includes other assets less liabilities and all industries less than 2.0% of net assets.

4	Includes other assets less liabilities and all industries less than 2.8% of net assets.

Nuveen Investments	25

Holding Summaries as of December 31, 2012 (continued)

Nuveen NWQ Small-Cap Value Fund

Portfolio Allocation1

Common Stocks	94.6%
Short-Term Investments	5.7%
Other[2]	(0.3)%

Nuveen Tradewinds Value Opportunities Fund

Portfolio Allocation1

Common Stocks	97.4%
Convertible Bonds	0.3%
Short-Term Investments	0.7%
Other[2]	1.6%

Portfolio Composition[1]
Machinery	8.6%
Personal Products	7.0%
Commercial Banks	7.0%
Electronic Equipment & Instruments	6.4%
Paper & Forest Products	6.1%
Insurance	6.0%
Semiconductors & Equipment	5.6%
Real Estate Management & Development	4.8%
Household Durables	4.6%
Hotels, Restaurants & Leisure	4.6%
Thrifts & Mortgage Finance	4.5%
Oil, Gas & Consumable Fuels	4.1%
Metals & Mining	4.0%
Building Products	3.8%
Food Products	3.4%
Short-Term Investments	5.7%
Other[3]	13.8%

Portfolio Composition[1]
Oil, Gas & Consumable Fuels	13.6%
Insurance	12.9%
Metals & Mining	8.9%
Electric Utilities	6.2%
Energy Equipment & Services	5.3%
Food Products	5.0%
Pharmaceuticals	4.7%
Food & Staples Retailing	4.0%
Automobiles	3.7%
Health Care Providers & Services	3.4%
Media	2.7%
Capital Markets	2.4%
Software	2.4%
Paper & Forest Products	2.1%
Communication Equipment	2.0%
Chemicals	1.8%
Machinery	1.7%
Electronic Equipment & Instruments	1.5%
Diversified Telecommunication Services	1.5%
Beverages	1.5%
Short-Term Investments	0.7%
Other[4]	12.0%

Top Five Common Stock Holdings[1]
Elizabeth Arden, Inc.	5.0%
Forestar Group Inc.	4.8%
Bob Evans Farms	4.6%
Carrizo Oil & Gas, Inc.	4.1%
Albany International Corporation, Class A	3.9%

Top Five Common Stock Holdings[1]
American International Group	4.1%
General Motors Company	3.7%
Exelon Corporation	3.4%
Loews Corporation	2.9%
Barrick Gold Corporation	2.8%

Country Allocation[1]
United States	72.3%
Canada	9.3%
France	3.1%
Russia	2.3%
Switzerland	2.1%
Japan	2.1%
Israel	2.0%
Australia	1.5%
United Kingdom	1.4%
Finland	1.0%
South Africa	0.5%
Short-Term Investments[5]	0.7%
Other[6]	1.7%

1	As a percentage of net assets. Holdings are subject to change.

2	Other assets less liabilities.

3	Includes other assets less liabilities and all industries less than 3.4% of net assets.

4	Includes other assets less liabilities and all industries less than 1.5% of net assets.

5	Denominated in U.S. Dollars.

6	Includes other assets less liabilities.

26	Nuveen Investments

Expense Examples

As a shareholder of one or more of the Funds, you incur two types of costs: (1) transaction costs, including up-front and back-end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. The Examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples below are based on an investment of $1,000 invested at the beginning of the period and held for the period.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the respective Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transaction costs were included, your costs would have been higher.

Nuveen Multi-Manager Large-Cap Value Fund

						Hypothetical Performance
	Actual Performance					(5% annualized return before expenses)
	A Shares	B Shares	C Shares	R3 Shares	I Shares	A Shares	B Shares	C Shares	R3 Shares	I Shares
Beginning Account Value (7/01/12)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (12/31/12)	$1,072.90	$1,068.90	$1,068.50	$1,071.00	$1,074.20	$1,019.36	$1,015.58	$1,015.58	$1,018.10	$1,020.62
Expenses Incurred During Period	$6.06	$9.96	$9.96	$7.36	$4.76	$5.90	$9.70	$9.70	$7.17	$4.63

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.16%, 1.91%, 1.91%, 1.41% and ..91% for Classes A, B, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Nuveen NWQ Multi-Cap Value Fund

						Hypothetical Performance
	Actual Performance					(5% annualized return before expenses)
	A Shares	B Shares	C Shares	R3 Shares	I Shares	A Shares	B Shares	C Shares	R3 Shares	I Shares
Beginning Account Value (7/01/12)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (12/31/12)	$1,056.00	$1,051.80	$1,051.80	$1,054.40	$1,057.20	$1,018.25	$1,014.47	$1,014.47	$1,016.94	$1,019.51
Expenses Incurred During Period	$7.15	$11.02	$11.02	$8.49	$5.86	$7.02	$10.82	$10.82	$8.34	$5.75

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.38%, 2.13%, 2.13%, 1.64% and 1.13% for Classes A, B, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Nuveen NWQ Large-Cap Value Fund

					Hypothetical Performance
	Actual Performance				(5% annualized return before expenses)
	A Shares	C Shares	R3 Shares	I Shares	A Shares	C Shares	R3 Shares	I Shares
Beginning Account Value (7/01/12)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (12/31/12)	$1,066.10	$1,061.70	$1,064.20	$1,067.40	$1,019.96	$1,016.23	$1,018.70	$1,021.22
Expenses Incurred During Period	$5.42	$9.25	$6.71	$4.12	$5.30	$9.05	$6.56	$4.02

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.04%, 1.78%, 1.29% and .79% for Classes A, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Nuveen Investments	27

Expense Examples (continued)

Nuveen NWQ Small/Mid-Cap Value Fund

					Hypothetical Performance
	Actual Performance				(5% annualized return before expenses)
	A Shares	C Shares	R3 Shares	I Shares	A Shares	C Shares	R3 Shares	I Shares
Beginning Account Value (7/01/12)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (12/31/12)	$1,068.80	$1,064.90	$1,067.10	$1,070.30	$1,018.95	$1,015.17	$1,017.69	$1,020.21
Expenses Incurred During Period	$6.47	$10.36	$7.76	$5.17	$6.31	$10.11	$7.58	$5.04

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.24%, 1.99%, 1.49% and .99% for Classes A, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Nuveen NWQ Small-Cap Value Fund

					Hypothetical Performance
	Actual Performance				(5% annualized return before expenses)
	A Shares	C Shares	R3 Shares	I Shares	A Shares	C Shares	R3 Shares	I Shares
Beginning Account Value (7/01/12)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (12/31/12)	$1,108.00	$1,103.80	$1,106.60	$1,109.20	$1,018.55	$1,014.82	$1,017.29	$1,019.86
Expenses Incurred During Period	$7.01	$10.92	$8.34	$5.64	$6.72	$10.46	$7.98	$5.40

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.32%, 2.06%, 1.57% and 1.06% for Classes A, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Nuveen Tradewinds Value Opportunities Fund

						Hypothetical Performance
	Actual Performance					(5% annualized return before expenses)
	A Shares	B Shares	C Shares	R3 Shares	I Shares	A Shares	B Shares	C Shares	R3 Shares	I Shares
Beginning Account Value (7/01/12)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (12/31/12)	$1,086.40	$1,082.40	$1,082.00	$1,085.10	$1,087.90	$1,017.90	$1,014.12	$1,014.12	$1,016.64	$1,019.16
Expenses Incurred During Period	$7.63	$11.55	$11.55	$8.93	$6.32	$7.37	$11.17	$11.17	$8.64	$6.11

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.45%, 2.20%, 2.20%, 1.70% and 1.20% for Classes A, B, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

28	Nuveen Investments

Portfolio of Investments (Unaudited)

Nuveen Multi-Manager Large-Cap Value Fund

December 31, 2012

Shares	Description (1)	Value

	COMMON STOCKS – 99.2%

	Aerospace & Defense – 2.3%

25,749	General Dynamics Corporation	$1,783,633

59,450	Honeywell International Inc.	3,773,292

16,410	L-3 Communications Holdings, Inc.	1,257,334
	Total Aerospace & Defense	6,814,259
	Air Freight & Logistics – 0.0%

900	FedEx Corporation	82,548
	Airlines – 0.0%

11,100	Southwest Airlines Co.	113,664
	Apparel, Accessories & Luxury Goods – 0.5%

13,818	PVH Corporation	1,533,936
	Auto Components – 1.0%

93,500	Johnson Controls, Inc.	2,870,450
	Automobiles – 1.2%

236,790	Ford Motor Company	3,066,431

23,300	General Motors Company, (2)	671,739
	Total Automobiles	3,738,170
	Beverages – 0.9%

13,970	Brown-Forman Corporation	883,603

21,100	Coca-Cola Company	764,875

24,940	Constellation Brands, Inc., Class A, (2)	882,627

1,700	Molson Coors Brewing Company, Class B	72,743
	Total Beverages	2,603,848
	Biotechnology – 0.8%

18,803	Amgen Inc.	1,623,075

12,700	Gilead Sciences, Inc.	932,815
	Total Biotechnology	2,555,890
	Capital Markets – 3.6%

13,108	Affiliated Managers Group Inc., (2)	1,706,006

91,714	American Capital Limited, (2)	1,100,568

26,563	Ameriprise Financial, Inc.	1,663,641

19,600	Bank of New York Company, Inc.	503,720

8,375	BlackRock Inc.	1,731,196

19,100	Goldman Sachs Group, Inc.	2,436,396

81,500	Morgan Stanley	1,558,280
	Total Capital Markets	10,699,807
	Chemicals – 1.8%

4,974	CF Industries Holdings, Inc.	1,010,518

13,578	LyondellBasell Industries NV	775,168

29,850	Monsanto Company	2,825,303

15,182	Mosaic Company	859,757
	Total Chemicals	5,470,746
	Commercial & Professional Services – 1.2%

41,237	ADT Corporation	1,917,108

54,154	Tyco International Ltd.	1,584,005
	Total Commercial & Professional Services	3,501,113

Nuveen Investments	29

Portfolio of Investments (Unaudited)

Nuveen Multi-Manager Large-Cap Value Fund (continued)

December 31, 2012

Shares	Description (1)	Value

	Commercial Banks – 4.4%

60,900	BB&T Corporation	$1,772,799

2,600	CIT Group Inc.	100,464

112,785	KeyCorp.	949,650

10,400	PNC Financial Services Group, Inc.	606,424

3,920	Popular Inc.	81,497

178,298	Regions Financial Corporation	1,269,482

24,234	U.S. Bancorp	774,034

229,153	Wells Fargo & Company	7,832,450
	Total Commercial Banks	13,386,800
	Communication Equipment – 2.3%

267,500	Cisco Systems, Inc.	5,256,375

10,500	Echostar Holding Corproation, Class A	359,310

25,142	Motorola Solutions Inc.	1,399,907
	Total Communication Equipment	7,015,592
	Computers & Peripherals – 0.4%

1,080	Apple, Inc.	575,672

37,100	Hewlett-Packard Company	528,675

5,713	Western Digital Corporation	242,745
	Total Computers & Peripherals	1,347,092
	Consumer Discretionary – 0.4%

58,293	American Eagle Outfitters	1,195,589
	Consumer Finance – 2.5%

4,800	American Express Company	275,904

99,753	Capital One Financial Corporation	5,778,691

36,826	Discover Financial Services	1,419,642
	Total Consumer Finance	7,474,237
	Containers & Packaging – 0.4%

52,921	Owens-Illinois, Inc.	1,125,630
	Diversified Financial Services – 6.9%

397,300	Bank of America Corporation	4,608,680

169,900	Citigroup Inc.	6,721,244

217,742	JPMorgan Chase & Co.	9,574,116
	Total Diversified Financial Services	20,904,040
	Diversified Telecommunication Services – 2.3%

90,000	AT&T Inc.	3,033,900

47,000	BCE INC.	2,018,180

41,457	Verizon Communications Inc.	1,793,844
	Total Diversified Telecommunication Services	6,845,924
	Electric Utilities – 1.8%

18,500	American Electric Power Company, Inc.	789,580

11,077	Duke Energy Corporation	706,713

19,000	Edison International	858,610

4,000	Entergy Corporation	255,000

5,500	FirstEnergy Corp.	229,680

7,600	NextEra Energy Inc.	525,844

30	Nuveen Investments

Shares	Description (1)	Value

	Electric Utilities (continued)

56,715	NV Energy Inc.	$1,028,810

14,500	PPL Corporation	415,135

7,300	Southern Company	312,513

6,400	Xcel Energy, Inc.	170,944
	Total Electric Utilities	5,292,829
	Electronic Components – 0.2%

55,900	Corning Incorporated	705,458
	Electronic Equipment & Instruments – 0.2%

5,300	Arrow Electronics, Inc., (2)	201,824

21,900	Ingram Micro, Inc., Class A	370,548
	Total Electronic Equipment & Instruments	572,372
	Energy Equipment & Services – 2.0%

2,500	Ensco PLC	148,200

87,019	Halliburton Company	3,018,689

4,000	Nabors Industries Inc., (2)	57,800

40,131	National-Oilwell Varco Inc.	2,742,954
	Total Energy Equipment & Services	5,967,643
	Food & Staples Retailing – 1.3%

31,100	CVS Caremark Corporation	1,503,685

10,100	Walgreen Co.	373,801

28,320	Wal-Mart Stores, Inc.	1,932,274
	Total Food & Staples Retailing	3,809,760
	Food Products – 1.4%

23,300	Archer-Daniels-Midland Company	638,187

8,900	Bunge Limited	646,941

29,540	ConAgra Foods, Inc.	871,430

16,304	Kraft Foods Inc.	741,343

48,573	Mondelez International Inc.	1,237,154
	Total Food Products	4,135,055
	Health Care Equipment & Supplies – 1.7%

33,800	Baxter International, Inc.	2,253,108

100	CareFusion Corporation, (2)	2,858

36,750	Covidien PLC	2,121,945

16,900	Medtronic, Inc.	693,238
	Total Health Care Equipment & Supplies	5,071,149
	Health Care Providers & Services – 3.5%

4,500	Aetna Inc.	208,350

44,040	Brookdale Senior Living Inc.	1,115,093

4,000	CIGNA Corporation	213,840

17,100	Community Health Systems, Inc.	525,654

49,479	HCA Holdings Inc.	1,492,781

1,100	Humana Inc.	75,493

28,761	McKesson HBOC Inc.	2,788,667

58,200	UnitedHealth Group Incorporated	3,156,768

17,300	Wellpoint Inc.	1,053,916
	Total Health Care Providers & Services	10,630,562

Nuveen Investments	31

Portfolio of Investments (Unaudited)

Nuveen Multi-Manager Large-Cap Value Fund (continued)

December 31, 2012

Shares	Description (1)	Value

	Hotels, Restaurants & Leisure – 0.7%

14,000	Carnival Corporation, ADR	$514,780

18,550	McDonald’s Corporation	1,636,296
	Total Hotels, Restaurants & Leisure	2,151,076
	Household Durables – 0.6%

28,966	Lennar Corporation, Class A	1,120,115

44,820	Pulte Corporation	813,931
	Total Household Durables	1,934,046
	Household Products – 1.3%

6,060	Colgate-Palmolive Company	633,512

48,810	Procter & Gamble Company	3,313,711
	Total Household Products	3,947,223
	Independent Power Producers & Energy Traders – 0.5%

135,300	AES Corporation	1,447,710

7,000	NRG Energy Inc.	160,930
	Total Independent Power Producers & Energy Traders	1,608,640
	Industrial Conglomerates – 3.0%

4,800	Danaher Corporation	268,320

420,222	General Electric Company	8,820,460
	Total Industrial Conglomerates	9,088,780
	Insurance – 7.9%

41,550	Ace Limited	3,315,690

32,296	AFLAC Incorporated	1,715,564

26,831	Allstate Corporation	1,077,801

3,300	American Financial Group Inc.	130,416

56,940	American International Group, (2)	2,009,982

9,200	Assurant Inc.	319,240

28,300	Berkshire Hathaway Inc., Class B, (2)	2,538,510

2,500	Chubb Corporation	188,300

20,100	CNA Financial Corporation	563,001

9,549	Everest Reinsurance Group Ltd	1,049,913

43,500	Genworth Financial Inc., Class A, (2)	326,685

77,886	Hartford Financial Services Group, Inc.	1,747,762

8,100	Lincoln National Corporation	209,790

38,200	Loews Corporation	1,556,650

72,150	MetLife, Inc.	2,376,621

19,900	Prudential Financial, Inc.	1,061,267

7,900	Reinsurance Group of America Inc.	422,808

12,200	Travelers Companies, Inc.	876,204

9,400	Unum Group	195,708

78,887	XL Capital Ltd, Class A	1,976,908
	Total Insurance	23,658,820
	Internet & Catalog Retail – 0.0%

600	Liberty Interactive Corporation, Class A Shares, (2)	11,808
	Internet Software & Services – 0.7%

36,551	eBay Inc.	1,864,832

32	Nuveen Investments

Shares	Description (1)	Value

	Internet Software & Services (continued)

100	Google Inc., Class A, (2)	$70,937

14,300	Yahoo! Inc.	284,570
	Total Internet Software & Services	2,220,339
	IT Services – 1.0%

25,510	CoreLogic Inc., (2)	686,729

2,300	International Business Machines Corporation (IBM)	440,565

11,544	Visa Inc.	1,749,840
	Total IT Services	2,877,134
	Life Sciences Tools & Services – 0.5%

24,528	Thermo Fisher Scientific, Inc.	1,564,396
	Machinery – 2.2%

7,500	CNH Global N.V.	302,175

17,050	Cummins Inc.	1,847,368

32,731	Harsco Corporation	769,179

27,074	Ingersoll Rand Company Limited, Class A	1,298,469

24,000	Stanley Black & Decker Inc.	1,775,280

26,726	Xylem Inc.	724,275
	Total Machinery	6,716,746
	Media – 4.0%

2,100	Charter Communications, Inc., Class A, (2)	160,104

48,694	Comcast Corporation, Class A	1,820,182

4,300	DirecTV, (2)	215,688

24,800	News Corporation, Class A	633,392

115,700	Time Warner Inc.	5,533,931

60,400	Viacom Inc., Class B	3,185,496

12,800	Walt Disney Company	637,312
	Total Media	12,186,105
	Metals & Mining – 0.6%

55,750	Barrick Gold Corporation	1,951,808
	Multiline Retail – 0.9%

18,824	Macy’s, Inc.	734,512

34,608	Target Corporation	2,047,755
	Total Multiline Retail	2,782,267
	Multi-Utilities – 1.3%

3,300	Ameren Corporation	101,376

62,490	CenterPoint Energy, Inc.	1,202,933

5,600	Dominion Resources, Inc.	290,080

21,430	DTE Energy Company	1,286,872

5,500	PG&E Corporation	220,990

11,200	Public Service Enterprise Group Incorporated	342,720

5,000	Sempra Energy	354,700
	Total Multi-Utilities	3,799,671
	Office Electronics – 0.4%

160,600	Xerox Corporation	1,095,292

Nuveen Investments	33

Portfolio of Investments (Unaudited)

Nuveen Multi-Manager Large-Cap Value Fund (continued)

December 31, 2012

Shares	Description (1)	Value

	Office REIT – 0.1%

13,800	CommonWealth REIT	$218,592
	Oil, Gas & Consumable Fuels – 11.9%

1,100	Anadarko Petroleum Corporation	81,741

22,458	Apache Corporation	1,762,953

27,042	Chevron Corporation	2,924,322

31,700	ConocoPhillips	1,838,283

9,745	Devon Energy Corporation	507,130

68,450	EnCana Corporation	1,352,572

136,124	Exxon Mobil Corporation	11,781,532

9,500	Hess Corporation	503,120

119,667	Marathon Oil Corporation	3,668,990

41,151	Marathon Petroleum Corporation	2,592,513

27,945	Murphy Oil Corporation	1,664,125

54,384	Occidental Petroleum Corporation	4,166,358

18,550	Phillips 66	985,005

45,700	Southwestern Energy Company	1,526,837

11,200	Valero Energy Corporation	382,144
	Total Oil, Gas & Consumable Fuels	35,737,625
	Paper & Forest Products – 0.3%

25,481	International Paper Company	1,015,163
	Pharmaceuticals – 8.4%

17,500	Eli Lilly and Company	863,100

2,200	Endo Pharmaceuticals Holdings Inc., (2)	57,794

97,386	Johnson & Johnson	6,826,759

110,150	Merck & Company Inc.	4,509,541

43,400	Novartis AG, Sponsored ADR	2,747,220

350,602	Pfizer Inc.	8,793,098

18,298	Watson Pharmaceuticals Inc.	1,573,628
	Total Pharmaceuticals	25,371,140
	Retail REIT – 1.1%

54,900	General Growth Properties Inc.	1,089,765

9,556	Simon Property Group, Inc.	1,510,708

7,427	Taubman Centers Inc.	584,653
	Total Retail REIT	3,185,126
	Road & Rail – 0.3%

48,147	CSX Corporation	949,940
	Semiconductors & Equipment – 1.9%

47,381	Intel Corporation	977,470

53,226	NVIDIA Corporation	654,148

128,350	Texas Instruments Incorporated	3,971,147
	Total Semiconductors & Equipment	5,602,765
	Software – 1.7%

46,000	Adobe Systems Incorporated, (2)	1,733,280

104,078	Microsoft Corporation	2,782,005

13,900	Oracle Corporation	463,146
	Total Software	4,978,431

34	Nuveen Investments

Shares	Description (1)			Value

	Specialty Retail – 1.3%

9,889	Home Depot, Inc.			$611,635

20,050	Lowe’s Companies, Inc.			712,176

32,460	Signet Jewelers Limited			1,733,364

16,140	Williams-Sonoma Inc.			706,446
	Total Specialty Retail			3,763,621
	Tobacco – 0.3%

11,200	Philip Morris International			936,768
	Wireless Telecommunication Services – 1.3%

3,700	Telephone and Data Systems Inc.			81,918

11,200	United States Cellular Corporation			394,688

136,250	Vodafone Group PLC, Sponsored ADR			3,432,136
	Total Wireless Telecommunication Services			3,908,742
	Total Common Stocks (cost $250,090,858)			298,726,227

Shares	Description (1)			Value
	INVESTMENT COMPANIES – 0.1%

5,000	iShares Russell 1000 Value Index Fund			$364,100
	Total Investment Companies (cost $234,975)			364,100

Principal Amount (000)	Description (1)	Coupon	Maturity	Value
	SHORT-TERM INVESTMENTS – 0.1%

$337	Repurchase Agreement with Fixed Income Clearing Corporation, dated 12/31/12, repurchase price $337,112, collateralized by $265,000 U.S. Treasury Bonds, 10.625%, due 8/01/15, value $346,488	0.010%	1/02/13	$337,111
	Total Short-Term Investments (cost $337,111)			337,111
	Total Investments (cost $250,662,944) – 99.4%			299,427,438
	Other Assets Less Liabilities – 0.6%			1,831,216
	Net Assets – 100%			$301,258,654

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.

ADR	American Depositary Receipt.

See accompanying notes to financial statements.

Nuveen Investments	35

Portfolio of Investments (Unaudited)

Nuveen NWQ Multi-Cap Value Fund

December 31, 2012

Shares	Description (1)	Value

	COMMON STOCKS – 100.1%

	Automobiles – 3.4%

184,800	General Motors Company, (2)	$5,327,784
	Capital Markets – 2.9%

1,168,000	FBR Capital Markets Corporation, (2)	4,520,160
	Commercial Banks – 1.4%

147,100	Privatebancorp, Inc.	2,253,572
	Commercial Services & Supplies – 0.6%

80,000	Pitney Bowes Inc.	851,200
	Communication Equipment – 3.0%

240,000	Cisco Systems, Inc.	4,716,000
	Diversified Financial Services – 6.4%

164,500	Citigroup Inc.	6,507,620

80,000	JPMorgan Chase & Co.	3,517,600
	Total Diversified Financial Services	10,025,220
	Energy Equipment & Services – 1.8%

81,000	Halliburton Company	2,809,890
	Food Products – 2.4%

196,500	Tyson Foods, Inc., Class A	3,812,100
	Household Durables – 1.6%

55,900	Harman International Industries Inc.	2,495,376
	Independent Power Producers & Energy Traders – 1.4%

97,600	NRG Energy Inc.	2,243,824
	Insurance – 20.7%

159,700	American International Group, (2)	5,637,410

64,000	AON PLC	3,558,400

306,900	Hartford Financial Services Group, Inc.	6,886,836

75,500	Loews Corporation	3,076,625

93,787	Reinsurance Group of America Inc.	5,019,480

280,000	Unum Group	5,829,600

68,000	Willis Group Holdings PLC	2,280,040
	Total Insurance	32,288,391
	IT Services – 1.5%

142,000	Convergys Corporation	2,330,220
	Machinery – 3.8%

60,000	Ingersoll Rand Company Limited, Class A	2,877,600

66,000	PACCAR Inc.	2,983,860
	Total Machinery	5,861,460
	Media – 5.8%

370,000	Interpublic Group Companies, Inc.	4,077,400

95,697	Viacom Inc., Class B	5,047,060
	Total Media	9,124,460
	Metals & Mining – 5.6%

173,699	AngloGold Ashanti Limited, Sponsored ADR	5,448,938

94,500	Barrick Gold Corporation	3,308,445
	Total Metals & Mining	8,757,383

36	Nuveen Investments

Shares	Description (1)			Value

	Mortgage REIT – 2.3%

210,000	Redwood Trust Inc.			$3,546,900
	Oil, Gas & Consumable Fuels – 14.0%

74,000	Apache Corporation			5,809,000

193,000	Canadian Natural Resources Limited			5,571,910

188,600	Denbury Resources Inc.			3,055,320

12,000	Noble Energy, Inc.			1,220,880

550,000	Talisman Energy Inc.			6,231,500
	Total Oil, Gas & Consumable Fuels			21,888,610
	Pharmaceuticals – 10.4%

212,000	Pfizer Inc.			5,316,960

151,500	Sanofi-Aventis, ADR			7,178,070

100,000	Teva Pharmaceutical Industries Limited, Sponsored ADR			3,734,000
	Total Pharmaceuticals			16,229,030
	Semiconductors & Equipment – 2.9%

67,600	MKS Instruments Inc.			1,742,728

544,700	PMC-Sierra, Inc., (2)			2,837,887
	Total Semiconductors & Equipment			4,580,615
	Software – 6.6%

330,477	CA Technologies, Inc.			7,263,884

110,850	Microsoft Corporation			2,963,021
	Total Software			10,226,905
	Specialty Retail – 1.6%

100,800	Guess Inc.			2,473,632
	Total Common Stocks (cost $135,619,248)			156,362,732

Principal Amount (000)	Description (1)	Coupon	Maturity	Value
	SHORT-TERM INVESTMENTS – 0.4%

$562	Repurchase Agreement with Fixed Income Clearing Corporation, dated 12/31/12, repurchase price $562,411, collateralized by $550,000 U.S. Treasury Notes, 1.750%, due 7/31/15, value $574,025	0.010%	1/02/13	$562,410
	Total Short-Term Investments (cost $562,410)			562,410
	Total Investments (cost $136,181,658) – 100.5%			156,925,142
	Other Assets Less Liabilities – (0.5)%			(762,935)
	Net Assets – 100%			$156,162,207

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.

ADR	American Depositary Receipt.

See accompanying notes to financial statements.

Nuveen Investments	37

Portfolio of Investments (Unaudited)

Nuveen NWQ Large-Cap Value Fund

December 31, 2012

Shares	Description (1)	Value

	COMMON STOCKS – 98.9%

	Aerospace & Defense – 1.5%

300,030	Raytheon Company	$17,269,727
	Automobiles – 3.2%

1,227,900	General Motors Company, (2)	35,400,357
	Capital Markets – 2.8%

250,100	Goldman Sachs Group, Inc.	31,902,756
	Chemicals – 1.5%

300,000	Mosaic Company	16,989,000
	Commercial Banks – 2.0%

668,630	Wells Fargo & Company	22,853,773
	Commercial Services & Supplies – 0.3%

300,830	Pitney Bowes Inc.	3,200,831
	Communication Equipment – 3.4%

1,926,500	Cisco Systems, Inc.	37,855,725
	Consumer Finance – 1.8%

355,430	Capital One Financial Corporation	20,590,060
	Diversified Financial Services – 6.4%

1,250,020	Citigroup Inc.	49,450,791

520,970	JPMorgan Chase & Co.	22,907,051
	Total Diversified Financial Services	72,357,842
	Energy Equipment & Services – 1.7%

559,110	Halliburton Company	19,395,526
	Food & Staples Retailing – 2.0%

474,000	CVS Caremark Corporation	22,917,900
	Independent Power Producers & Energy Traders – 0.6%

301,250	NRG Energy Inc.	6,925,738
	Insurance – 19.1%

1,139,215	American International Group, (2)	40,214,290

525,110	AON PLC	29,196,116

2,128,710	Hartford Financial Services Group, Inc.	47,768,252

192,000	Lincoln National Corporation	4,972,800

500,031	Loews Corporation	20,376,263

1,100,780	MetLife, Inc.	36,259,693

1,750,780	Unum Group	36,451,240
	Total Insurance	215,238,654
	Machinery – 3.7%

475,270	Ingersoll Rand Company Limited, Class A	22,793,949

425,000	PACCAR Inc.	19,214,250
	Total Machinery	42,008,199
	Media – 6.5%

650,090	Interpublic Group Companies, Inc.	7,163,992

625,000	Time Warner Inc.	29,893,750

678,120	Viacom Inc., Class B	35,764,049
	Total Media	72,821,791

38	Nuveen Investments

Shares	Description (1)			Value

	Metals & Mining – 5.8%

1,225,151	AngloGold Ashanti Limited, Sponsored ADR			$38,432,987

750,290	Barrick Gold Corporation			26,267,653
	Total Metals & Mining			64,700,640
	Oil, Gas & Consumable Fuels – 13.7%

515,030	Apache Corporation			40,429,855

1,383,260	Canadian Natural Resources Limited			39,934,716

117,000	Noble Energy, Inc.			11,903,580

220,295	Occidental Petroleum Corporation			16,876,800

4,000,870	Talisman Energy Inc.			45,329,857
	Total Oil, Gas & Consumable Fuels			154,474,808
	Pharmaceuticals – 12.2%

350,060	Merck & Company Inc.			14,331,456

1,518,440	Pfizer Inc.			38,082,475

1,200,930	Sanofi-Aventis, ADR			56,900,063

752,200	Teva Pharmaceutical Industries Limited, Sponsored ADR			28,087,148
	Total Pharmaceuticals			137,401,142
	Road & Rail – 1.4%

125,040	Union Pacific Corporation			15,720,029
	Semiconductors & Equipment – 1.3%

1,264,000	Applied Materials, Inc.			14,460,160
	Software – 7.2%

2,296,365	CA Technologies, Inc.			50,474,103

1,119,310	Microsoft Corporation			29,919,156
	Total Software			80,393,259
	Tobacco – 0.8%

107,220	Philip Morris International			8,967,881
	Total Common Stocks (cost $1,056,429,723)			1,113,845,798

Principal Amount (000)	Description (1)	Coupon	Maturity	Value
	SHORT-TERM INVESTMENTS – 1.1%

$12,906	Repurchase Agreement with State Street Bank, dated 12/31/12, repurchase price $12,906,047, collateralized by $12,625,000 U.S. Treasury Notes, 1.500%, due 7/31/16, value $13,167,307	0.010%	1/02/13	$12,906,040
	Total Short-Term Investments (cost $12,906,040)			12,906,040
	Total Investments (cost $1,069,335,763) – 100.0%			1,126,751,838
	Other Assets Less Liabilities – (0.0)%			(439,953)
	Net Assets – 100%			$1,126,311,885

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry subclassifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.

ADR	American Depositary Receipt.

See accompanying notes to financial statements.

Nuveen Investments	39

Portfolio of Investments (Unaudited)

Nuveen Small/Mid-Cap Value Fund

December 31, 2012

Shares	Description (1)	Value

	COMMON STOCKS – 99.0%

	Aerospace & Defense – 2.8%

66,550	Orbital Sciences Corporation	$916,394
	Biotechnology – 2.0%

15,400	Vertex Pharmaceuticals Inc., (2)	645,876
	Building Products – 4.2%

116,650	Griffon Corporation	1,336,809
	Commercial Banks – 5.3%

19,400	Privatebancorp, Inc.	297,208

17,000	Texas Capital BancShares, Inc., (2)	761,940

62,250	Western Alliance Bancorporation	655,493
	Total Commercial Banks	1,714,641
	Commercial Services & Supplies – 1.7%

42,001	Schawk Inc.	552,733
	Electronic Equipment & Instruments – 8.6%

16,550	Arrow Electronics, Inc., (2)	630,224

21,350	Avnet Inc., (2)	653,524

23,400	Coherent Inc.	1,184,508

5,700	FEI Company	316,122
	Total Electronic Equipment & Instruments	2,784,378
	Food Products – 7.3%

31,300	Hormel Foods Corporation	976,873

15,148	Treehouse Foods Inc., (2)	789,665

29,600	Tyson Foods, Inc., Class A	574,240
	Total Food Products	2,340,778
	Hotels, Restaurants & Leisure – 4.6%

37,050	Bob Evans Farms	1,489,410
	Household Durables – 2.7%

19,400	Harman International Industries Inc.	866,016
	Industrial Conglomerates – 2.4%

87,500	Orkla ASA	765,625
	Insurance – 11.1%

3,950	Allied World Assurance Holdings	311,260

22,700	Alterra Capital Holdings Limited	639,913

18,300	Axis Capital Holdings Limited	633,912

10,150	PartnerRe Limited	816,974

10,250	Reinsurance Group of America Inc.	548,580

18,100	Willis Group Holdings PLC	606,893
	Total Insurance	3,557,532
	Machinery – 6.6%

22,300	Albany International Corporation, Class A	505,764

3,495	Middleby Corporation	448,094

42,000	TriMas Corporation	1,174,320
	Total Machinery	2,128,178
	Metals & Mining – 3.9%

101,175	AuRico Gold Inc., (2)	827,612

40	Nuveen Investments

Shares	Description (1)			Value

	Metals & Mining (continued)

126,200	Aurizon Mines Ltd, (2)			$439,176
	Total Metals & Mining			1,266,788
	Oil, Gas & Consumable Fuels – 5.1%

40,000	Carrizo Oil & Gas, Inc.			836,800

50,100	Denbury Resources Inc.			811,620
	Total Oil, Gas & Consumable Fuels			1,648,420
	Paper & Forest Products – 6.0%

28,300	Clearwater Paper Corporation, (2)			1,108,228

11,600	Deltic Timber Corporation			819,192
	Total Paper & Forest Products			1,927,420
	Personal Products – 6.9%

33,550	Elizabeth Arden, Inc., (2)			1,510,086

35,900	Inter Parfums, Inc.			698,614
	Total Personal Products			2,208,700
	Professional Services – 1.2%

15,000	Mistras Group Inc., (2)			370,350
	Real Estate Management & Development – 5.0%

92,200	Forestar Group Inc.			1,597,823
	Semiconductors & Equipment – 7.3%

29,500	MKS Instruments Inc.			760,510

114,900	PMC-Sierra, Inc., (2)			598,629

59,400	Teradyne Inc.			1,003,266
	Total Semiconductors & Equipment			2,362,405
	Specialty Retail – 2.3%

29,850	Guess Inc.			732,519
	Thrifts & Mortgage Finance – 1.0%

26,450	Northwest Bancshares Inc.			321,103
	Trading Companies & Distributors – 1.0%

5,000	WESCO International Inc., (2)			337,150
	Total Common Stocks (cost $27,513,509)			31,871,048

Principal Amount (000)	Description (1)	Coupon	Maturity	Value
	SHORT-TERM INVESTMENTS – 1.0%

$329	Repurchase Agreement with State Street Bank, dated 12/31/12, repurchase price $329,067, collateralized by $325,000 U.S. Treasury Notes, 1.500%, due 7/31/16, value $338,960	0.010%	1/02/13	$329,066
	Total Short-Term Investments (cost $329,066)			329,066
	Total Investments (cost $27,842,575) – 100.0%			32,200,114
	Other Assets Less Liabilities – (0.0)%			(10,916)
	Net Assets – 100%			$32,189,198

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.

See accompanying notes to financial statements.

Nuveen Investments	41

Portfolio of Investments (Unaudited)

Nuveen NWQ Small-Cap Value Fund

December 31, 2012

Shares	Description (1)	Value

	COMMON STOCKS – 94.6%

	Aerospace & Defense – 2.9%

260,650	Orbital Sciences Corporation	$3,589,151
	Apparel, Accessories & Luxury Goods – 3.0%

158,615	Maidenform Brands Inc.	3,091,406

24,000	True Religion Apparel, Inc.	610,080
	Total Apparel, Accessories & Luxury Goods	3,701,486
	Beverages – 0.5%

68,200	Cott Corporation	547,646
	Building Products – 3.8%

408,550	Griffon Corporation	4,681,983
	Commercial Banks – 7.0%

47,450	Pacwest Bancorp.	1,175,811

124,290	Privatebancorp, Inc.	1,904,123

67,250	Texas Capital BancShares, Inc., (2)	3,014,145

228,830	Western Alliance Bancorporation	2,409,580
	Total Commercial Banks	8,503,659
	Commercial Services & Supplies – 1.1%

109,900	TMS International Corporation, Class A Shares, (2)	1,375,948
	Construction & Engineering – 1.2%

203,250	Orion Marine Group Inc., (2)	1,485,758
	Electronic Equipment & Instruments – 6.4%

88,700	Coherent Inc.	4,489,994

334,475	Methode Electronics, Inc.	3,354,784
	Total Electronic Equipment & Instruments	7,844,778
	Food Products – 3.4%

89,979	Boulder Brands Inc.	1,160,729

57,540	Treehouse Foods Inc., (2)	2,999,560
	Total Food Products	4,160,289
	Hotels, Restaurants & Leisure – 4.6%

139,050	Bob Evans Farms	5,589,810
	Household Durables – 4.6%

69,600	Harman International Industries Inc.	3,106,944

175,815	Hooker Furniture Corporation	2,554,592
	Total Household Durables	5,661,536
	Insurance – 6.0%

14,150	Allied World Assurance Holdings	1,115,020

128,800	Alterra Capital Holdings Limited	3,630,872

78,850	Aspen Insurance Holdings Limited	2,529,508
	Total Insurance	7,275,400
	IT Services – 1.4%

102,050	Convergys Corporation	1,674,641
	Machinery – 8.6%

208,600	Albany International Corporation, Class A	4,731,048

12,366	Middleby Corporation	1,585,445

151,545	TriMas Corporation	4,237,198
	Total Machinery	10,553,691

42	Nuveen Investments

Shares	Description (1)			Value

	Metals & Mining – 4.0%

393,503	AuRico Gold Inc., (2)			$3,218,855

476,600	Aurizon Mines Ltd, (2)			1,658,568
	Total Metals & Mining			4,877,423
	Oil, Gas & Consumable Fuels – 4.1%

237,400	Carrizo Oil & Gas, Inc.			4,966,408
	Paper & Forest Products – 6.1%

64,308	Buckeye Technologies Inc.			1,846,283

41,000	Deltic Timber Corporation			2,895,420

94,513	Neenah Paper, Inc.			2,690,785
	Total Paper & Forest Products			7,432,488
	Personal Products – 7.0%

135,300	Elizabeth Arden, Inc., (2)			6,089,853

128,800	Inter Parfums, Inc.			2,506,448
	Total Personal Products			8,596,301
	Professional Services – 2.0%

88,736	GP Strategies Corporation, (2)			1,832,398

25,900	Mistras Group Inc., (2)			639,471
	Total Professional Services			2,471,869
	Real Estate Management & Development – 4.8%

339,285	Forestar Group Inc.			5,879,809
	Road & Rail – 2.0%

135,636	Marten Transport, Ltd.			2,494,346
	Semiconductors & Equipment – 5.6%

258,250	Entegris Inc., (2)			2,370,735

101,900	MKS Instruments Inc.			2,626,982

357,450	PMC-Sierra, Inc., (2)			1,862,314
	Total Semiconductors & Equipment			6,860,031
	Thrifts & Mortgage Finance – 4.5%

169,540	HomeStreet Inc., (2)			4,331,747

98,900	Northwest Bancshares Inc.			1,200,645
	Total Thrifts & Mortgage Finance			5,532,392
	Total Common Stocks (cost $95,745,469)			115,756,843

Principal Amount (000)	Description (1)	Coupon	Maturity	Value
	SHORT-TERM INVESTMENTS – 5.7%

$6,925	Repurchase Agreement with Fixed Income Clearing Corporation, dated 12/31/12, repurchase price $6,925,135, collateralized by $6,770,000 U.S. Treasury Notes, 1.750%, due 7/31/15, value $7,065,727	0.010%	1/02/13	$6,925,131
	Total Short-Term Investments (cost $6,925,131)			6,925,131
	Total Investments (cost $102,670,600) – 100.3%			122,681,974
	Other Assets Less Liabilities – (0.3)%			(391,546)
	Net Assets – 100%			$122,290,428

Nuveen Investments	43

Portfolio of Investments (Unaudited)

Nuveen NWQ Small-Cap Value Fund (continued)

December 31, 2012

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.

See accompanying notes to financial statements.

44	Nuveen Investments

Portfolio of Investments (Unaudited)

Nuveen Tradewinds Value Opportunities Fund

December 31, 2012

Shares	Description (1)	Value

	COMMON STOCKS – 97.4%

	Aerospace & Defense – 1.2%

119,171	General Dynamics Corporation	$8,254,975
	Airlines – 1.3%

294,000	SkyWest Inc.	3,663,240

532,790	Southwest Airlines Co.	5,455,770
	Total Airlines	9,119,010
	Automobiles – 3.7%

913,430	General Motors Company, (2)	26,334,187
	Beverages – 1.5%

247,000	Molson Coors Brewing Company, Class B	10,569,130
	Biotechnology – 1.0%

1,342,142	Dendreon Corporation, (2)	7,086,510
	Capital Markets – 2.4%

194,567	Northern Trust Corporation	9,759,481

458,626	UBS AG	7,218,773
	Total Capital Markets	16,978,254
	Chemicals – 1.8%

228,260	Mosaic Company	12,926,364
	Commercial Banks – 1.0%

2,088,798	Sumitomo Mitsui Trust Holdings, Sponsored ADR	7,206,353
	Communication Equipment – 2.0%

728,782	Cisco Systems, Inc.	14,320,566
	Computers & Peripherals – 1.3%

226,000	Western Digital Corporation	9,602,740
	Diversified Telecommunication Services – 1.5%

170,000	Nippon Telegraph and Telephone Corporation, ADR	3,575,100

315,000	Vivendi S.A., ADR	7,185,150
	Total Diversified Telecommunication Services	10,760,250
	Electric Utilities – 6.2%

2,648,749	Electricite de France S.A., ADR	9,826,859

827,409	Exelon Corporation	24,607,144

4,185,970	RusHydro, ADR	9,841,215
	Total Electric Utilities	44,275,218
	Electronic Components – 1.0%

573,000	Corning Incorporated	7,231,260
	Electronic Equipment & Instruments – 1.5%

642,397	Ingram Micro, Inc., Class A	10,869,357
	Energy Equipment & Services – 5.3%

283,006	Baker Hughes Incorporated	11,557,965

167,595	Transocean Ltd.	7,483,117

1,706,838	Weatherford International Ltd, (2)	19,099,517
	Total Energy Equipment & Services	38,140,599
	Food & Staples Retailing – 4.0%

1,052,000	Carrefour S.A., Sponsored ADR	5,417,800

478,936	Kroger Co.	12,461,915

Nuveen Investments	45

Portfolio of Investments (Unaudited)

Nuveen Tradewinds Value Opportunities Fund (continued)

December 31, 2012

Shares	Description (1)	Value

	Food & Staples Retailing (continued)

293,497	Walgreen Co.	$10,862,324
	Total Food & Staples Retailing	28,742,039
	Food Products – 5.0%

664,214	Archer-Daniels-Midland Company	18,192,821

480,800	Smithfield Foods, Inc.	10,370,856

379,433	Tyson Foods, Inc., Class A	7,361,000
	Total Food Products	35,924,677
	Health Care Providers & Services – 3.4%

405,455	Aetna Inc.	18,772,567

227,396	Health Net Inc., (2)	5,525,723
	Total Health Care Providers & Services	24,298,290
	Health Care Technology – 0.8%

612,000	Allscripts Healthcare Solutions Inc., (2)	5,765,040
	Insurance – 12.9%

132,594	Ageas, Sponsored ADR	4,010,969

824,626	American International Group, (2)	29,109,298

430,919	Axis Capital Holdings Limited	14,927,034

296,840	Endurance Specialty Holdings Limited	11,781,580

511,000	Loews Corporation	20,823,250

1,054,633	Old Republic International Corporation	11,231,841
	Total Insurance	91,883,972
	Machinery – 1.7%

161,841	AGCO Corporation, (2)	7,949,630

62,175	Japan Steel Works Limited, ADR, (3)	4,012,451
	Total Machinery	11,962,081
	Media – 2.7%

670,900	Interpublic Group Companies, Inc.	7,393,318

41,920	Time Warner Cable, Class A	4,074,205

169,777	Time Warner Inc.	8,120,434
	Total Media	19,587,957
	Metals & Mining – 8.9%

571,000	Barrick Gold Corporation	19,990,710

186,142	Impala Platinum Holdings Limited, Sponsored ADR	3,713,533

2,046,000	Kinross Gold Corporation	19,887,120

455,000	Newcrest Mining Limited, Sponsored ADR	10,742,550

122,250	Newmont Mining Corporation	5,677,290

837,194	NovaGold Resources Inc., (2)	3,775,745
	Total Metals & Mining	63,786,948
	Oil, Gas & Consumable Fuels – 13.3%

1,036,585	Arch Coal Inc.	7,587,802

237,000	BP PLC, Sponsored ADR	9,868,680

733,271	Cameco Corporation	14,460,104

221,681	Chesapeake Energy Corporation	3,684,338

340,108	CONSOL Energy Inc.	10,917,467

145,996	Devon Energy Corporation	7,597,632

46	Nuveen Investments

Shares	Description (1)				Value

	Oil, Gas & Consumable Fuels (continued)

350,028	Hess Corporation				$18,537,483

692,500	Gazprom OAO, Sponsored ADR				6,738,025

274,074	Peabody Energy Corporation				7,293,109

724,865	Talisman Energy Inc.				8,212,720
	Total Oil, Gas & Consumable Fuels				94,897,360
	Paper & Forest Products – 2.1%

87,619	Domtar Corporation				7,317,939

1,055,000	Stora Enso Oyj, Sponsored ADR				7,332,250
	Total Paper & Forest Products				14,650,189
	Pharmaceuticals – 4.7%

317,945	Forest Laboratories, Inc.				11,229,817

120,717	Novartis AG, ADR				7,641,386

385,000	Teva Pharmaceutical Industries Limited, Sponsored ADR				14,375,900
	Total Pharmaceuticals				33,247,103
	Professional Services – 0.6%

91,961	Manpower Inc.				3,902,825
	Semiconductors & Equipment – 1.0%

347,780	Intel Corporation				7,174,701
	Software – 2.4%

634,000	Microsoft Corporation				16,946,820
	Specialty Retail – 0.5%

50,250	Advance Auto Parts, Inc.				3,635,588
	Wireless Telecommunication Services – 0.7%

722,327	NII Holdings Inc., Class B, (2)				5,150,191
	Total Common Stocks (cost $660,075,625)				695,230,554

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (4)	Value
	CONVERTIBLE BONDS – 0.3%

	Oil, Gas & Consumable Fuels – 0.3%

$4,262	USEC Inc.	3.000%	10/01/14	Caa2	$1,619,560
4,262	Total Convertible Bonds (cost $3,690,806)				1,619,560

Principal Amount (000)	Description (1)	Coupon	Maturity		Value
	SHORT-TERM INVESTMENTS – 0.7%

$45,111	Repurchase Agreement with Fixed Income Clearing Corporation, dated 12/31/12, repurchase price $5,110,782 collateralized by: $444,000 U.S. Treasury Bonds, 10.625%, due 8/15/15, value $575,300 and $4,445,000 U.S. Treasury Notes, 1.750%, due 7/31/15, value $4,639,166	0.010%	1/02/13		$5,110,779
	Total Short-Term Investments (cost $5,110,779)				5,110,779
	Total Investments (cost $668,877,210) – 98.4%				701,960,893
	Other Assets Less Liabilities – 1.6%				11,744,749
	Net Assets – 100%				$713,705,642

Nuveen Investments	47

Portfolio of Investments (Unaudited)

Nuveen Tradewinds Value Opportunities Fund (continued)

December 31, 2012

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.

(3)	For fair value measurement disclosure purposes, Common Stocks classified as Level 2. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Investment Valuation for more information.

(4)	Ratings: Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade.

ADR	American Depositary Receipt.

See accompanying notes to financial statements.

48	Nuveen Investments

Statement of Assets and Liabilities (Unaudited)

December 31, 2012

	Multi-Manager Large-Cap Value	Multi-Cap Value	Large-Cap Value	Small/Mid- Cap Value	Small-Cap Value	Value Opportunities
Assets
Investments, at value (cost $250,662,944, $136,181,658, $1,069,335,763, $27,842,575, $102,670,600 and $668,877,210, respectively)	$299,427,438	$156,925,142	$1,126,751,838	$32,200,114	$122,681,974	$701,960,893
Receivables:
Dividends	362,493	73,502	803,795	12,334	15,407	599,576
Interest	—	—	—	—	—	31,966
Investments sold	1,974,717	—	—	—	260,179	20,465,732
Reclaims	—	—	—	—	—	240,610
Shares sold	558,835	252,016	5,814,939	56,506	415,215	3,882,013
Other assets	93,511	48,896	12,680	68	302	89,882
Total assets	302,416,994	157,299,556	1,133,383,252	32,269,022	123,373,077	727,270,672
Liabilities
Cash overdraft	46,282	—	—	—	—	—
Payables:
Common share dividends	1,246	—	—	—	—	2,561
Investments purchased	—	—	2,780,022	—	329,299	3,593,015
Shares redeemed	648,123	755,711	3,310,475	51,982	596,381	7,771,445
Accrued expenses:
Management fees	240,614	105,650	722,899	20,908	93,431	923,573
Trustees fees	93,220	49,264	15,099	119	547	89,782
12b-1 distribution and service fees	69,702	53,219	15,448	2,846	5,743	209,684
Other	59,153	173,505	227,424	3,969	57,248	974,970
Total liabilities	1,158,340	1,137,349	7,071,367	79,824	1,082,649	13,565,030
Net assets	$301,258,654	$156,162,207	$1,126,311,885	$32,189,198	$122,290,428	$713,705,642
Class A Shares
Net assets	$258,609,744	$39,736,822	$46,663,783	$4,722,979	$7,535,530	$319,941,503
Shares outstanding	12,204,975	2,066,025	2,628,862	225,097	261,493	10,729,158
Net asset value per share	$21.19	$19.23	$17.75	$20.98	$28.82	$29.82
Offering price per share (net asset value per share plus maximum sales charge of 5.75% of offering price)	$22.48	$20.40	$18.83	$22.26	$30.58	$31.64
Class B Shares
Net assets	$808,814	$6,587,738	N/A	N/A	N/A	$3,202,892
Shares outstanding	39,194	360,410	N/A	N/A	N/A	109,834
Net asset value and offering price per share	$20.64	$18.28	N/A	N/A	N/A	$29.16
Class C Shares
Net assets	$16,164,744	$45,859,271	$6,597,287	$2,027,485	$4,753,807	$154,663,641
Shares outstanding	784,791	2,508,988	381,341	101,224	173,870	5,305,437
Net asset value and offering price per share	$20.60	$18.28	$17.30	$20.03	$27.34	$29.15
Class R3 Shares
Net assets	$92,095	$171,444	$58,635	$373,407	$87,850	$5,658,640
Shares outstanding	4,320	8,996	3,310	18,075	3,055	189,489
Net asset value and offering price per share	$21.32	$19.06	$17.71	$20.66	$28.76	$29.86
Class I Shares
Net assets	$25,583,257	$63,806,932	$1,072,992,180	$25,065,327	$109,913,241	$230,238,966
Shares outstanding	1,203,461	3,303,231	60,422,989	1,193,749	3,768,893	7,700,493
Net asset value and offering price per share	$21.26	$19.32	$17.76	$21.00	$29.16	$29.90
Net assets consist of:
Capital paid-in	$302,071,732	$386,868,210	$1,087,390,107	$60,077,348	$143,575,320	$727,409,230
Undistributed (Over-distribution of) net investment income	2,234,919	283,628	1,750,197	(7,924)	(144,070)	1,047,810
Accumulated net realized gain (loss)	(51,812,264)	(251,733,115)	(20,244,494)	(32,237,765)	(41,152,196)	(47,835,008)
Net unrealized appreciation (depreciation)	48,764,267	20,743,484	57,416,075	4,357,539	20,011,374	33,083,610
Net assets	$301,258,654	$156,162,207	$1,126,311,885	$32,189,198	$122,290,428	$713,705,642
Authorized shares - per class	Unlimited	Unlimited	Unlimited	Unlimited	Unlimited	Unlimited
Par value per share	$0.01	$0.01	$0.01	$0.01	$0.01	$0.01
N/A —	The Fund does not offer Class B Shares.

See accompanying notes to financial statements.

Nuveen Investments	49

Statement of Operations (Unaudited)

Six Months Ended December 31, 2012

	Multi-Manager Large-Cap Value	Multi-Cap Value	Large-Cap Value
Investment Income
Dividends (net of foreign tax withheld of $35,203, $40,995 and $269,931, respectively)	$4,207,233	$1,696,824	$11,478,019
Interest	138	35	1,560
Total investment income	4,207,371	1,696,859	11,479,579
Expenses
Management fees	1,088,599	656,100	3,920,526
12b-1 service fees – Class A	329,967	51,765	56,239
12b-1 distribution and service fees – Class B	4,301	39,426	N/A
12b-1 distribution and service fees – Class C	83,293	244,752	34,477
12b-1 distribution and service fees – Class R3	208	438	145
Shareholder servicing agent fees and expenses	233,992	205,666	260,455
Custodian fees and expenses	47,198	23,972	90,033
Trustees fees and expenses	4,089	2,157	16,643
Professional fees	15,736	9,095	30,776
Shareholder reporting expenses	34,464	32,862	93,463
Federal and state registration fees	—	—	29,581
Other expenses	6,313	4,041	20,643
Total expenses before fee waiver/expense reimbursement	1,848,160	1,270,274	4,552,981
Fee waiver/expense reimbursement	(35,004)	—	—
Net expenses	1,813,156	1,270,274	4,552,981
Net investment income (loss)	2,394,215	426,585	6,926,598
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments and foreign currency	8,397,321	(1,858,362)	(19,051,996)
Change in net unrealized appreciation (depreciation) of investments and foreign currency	10,450,428	10,199,137	86,104,959
Net realized and unrealized gain (loss)	18,847,749	8,340,775	67,052,963
Net increase (decrease) in net assets from operations	$21,241,964	$8,767,360	$73,979,561

N/A —	The Fund does not offer Class B Shares.

See accompanying notes to financial statements.

50	Nuveen Investments

	Small/Mid Cap Value	Small-Cap Value	Value Opportunities
Investment Income
Dividends (net of foreign tax withheld of $—, $618 and $26,964, respectively)	$191,320	$723,700	$8,011,873
Interest	41	354	351,920
Total investment income	191,361	724,054	8,363,793
Expenses
Management fees	104,284	509,204	3,484,021
12b-1 service fees – Class A	5,984	8,003	501,150
12b-1 distribution and service fees – Class B	N/A	N/A	19,859
12b-1 distribution and service fees – Class C	9,954	23,021	933,401
12b-1 distribution and service fees – Class R3	885	198	15,329
Shareholder servicing agent fees and expenses	12,699	44,371	778,999
Custodian fees and expenses	8,370	13,533	783,349
Trustees fees and expenses	262	1,313	6,384
Professional fees	2,502	5,443	73,948
Shareholder reporting expenses	5,982	13,821	193,509
Federal and state registration fees	—	—	49,783
Other expenses	497	2,132	32,873
Total expenses before fee waiver/expense reimbursement	151,419	621,039	6,872,605
Fee waiver/expense reimbursement	—	—	—
Net expenses	151,419	621,039	6,872,605
Net investment income (loss)	39,942	103,015	1,491,188
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments and foreign currency	(306,525)	2,767,578	4,638,202
Change in net unrealized appreciation (depreciation) of investments and foreign currency	1,949,283	8,702,939	65,736,795
Net realized and unrealized gain (loss)	1,642,758	11,470,517	70,374,997
Net increase (decrease) in net assets from operations	$1,682,700	$11,573,532	$71,866,185

N/A	— The Fund does not offer Class B Shares.

See accompanying notes to financial statements.

Nuveen Investments	51

Statement of Changes in Net Assets (Unaudited)

	Multi-Manager Large-Cap Value		Multi-Cap Value
	Six Months Ended 12/31/12	Year Ended 6/30/12	Six Months Ended 12/31/12	Year Ended 6/30/12
Operations
Net investment income (loss)	$2,394,215	$3,987,342	$426,585	$272,858
Net realized gain (loss) from investments and foreign currency	8,397,321	11,456,296	(1,858,362)	24,820,483
Change in net unrealized appreciation (depreciation) of investments and foreign currency	10,450,428	(17,674,329)	10,199,137	(47,759,560)
Net increase (decrease) in net assets from operations	21,241,964	(2,230,691)	8,767,360	(22,666,219)
Distributions to Shareholders
From net investment income:
Class A	(3,566,107)	(3,241,771)	(170,290)	—
Class B	(5,388)	(6,060)	—	—
Class C	(107,843)	(79,394)	—	—
Class R3	(1,054)	(1,708)	(314)	—
Class I	(412,184)	(366,885)	(427,097)	—
From accumulated net realized gains:
Class A	—	—	—	—
Class B	—	—	—	—
Class C	—	—	—	—
Class R3	—	—	—	—
Class I	—	—	—	—
Decrease in net assets from distributions to shareholders	(4,092,576)	(3,695,818)	(597,701)	—
Fund Share Transactions
Proceeds from sale of shares	9,967,366	21,346,603	5,626,306	35,004,423
Proceeds from shares issued to shareholders due to reinvestment of distributions	3,454,091	3,008,329	571,610	—
	13,421,457	24,354,932	6,197,916	35,004,423
Cost of shares redeemed	(29,828,036)	(62,597,297)	(28,353,025)	(209,204,482)
Net increase (decrease) in net assets from Fund share transactions	(16,406,579)	(38,242,365)	(22,155,109)	(174,200,059)
Net increase (decrease) in net assets	742,809	(44,168,874)	(13,985,450)	(196,866,278)
Net assets at the beginning of period	300,515,845	344,684,719	170,147,657	367,013,935
Net assets at the end of period	$301,258,654	$300,515,845	$156,162,207	$170,147,657
Undistributed (Over-distribution of) net investment income at the end of period	$2,234,919	$3,933,280	$283,628	$454,744

See accompanying notes to financial statements.

52	Nuveen Investments

	Large-Cap Value		Small/Mid-Cap Value
	Six Months Ended 12/31/12	Year Ended 6/30/12	Six Months Ended 12/31/12	Year Ended 6/30/12
Operations
Net investment income (loss)	$6,926,598	$7,332,424	$39,942	$(76,153)
Net realized gain (loss) from investments and foreign currency	(19,051,996)	4,498,099	(306,525)	1,307,707
Change in net unrealized appreciation (depreciation) of investments and foreign currency	86,104,959	(75,767,040)	1,949,283	(1,332,990)
Net increase (decrease) in net assets from operations	73,979,561	(63,936,517)	1,682,700	(101,436)
Distributions to Shareholders
From net investment income:
Class A	(387,543)	(28,665)	—	—
Class B	N/A	—	N/A	N/A
Class C	(6,290)	—	—	—
Class R3	(343)	—	—	—
Class I	(11,584,222)	(1,469,402)	—	—
From accumulated net realized gains:
Class A	(134,102)	(414,075)	—	—
Class B	N/A	—	N/A	N/A
Class C	(19,357)	(94,389)	—	—
Class R3	(167)	(689)	—	—
Class I	(3,074,540)	(5,198,771)	—	—
Decrease in net assets from distributions to shareholders	(15,206,564)	(7,205,991)	—	—
Fund Share Transactions
Proceeds from sale of shares	185,188,543	937,871,289	13,678,459	15,399,908
Proceeds from shares issued to shareholders due to reinvestment of distributions	14,754,138	6,174,282	—	—
	199,942,681	944,045,571	13,678,459	15,399,908
Cost of shares redeemed	(240,701,822)	(200,902,815)	(5,123,168)	(14,685,678)
Net increase (decrease) in net assets from Fund share transactions	(40,759,141)	743,142,756	8,555,291	714,230
Net increase (decrease) in net assets	18,013,856	672,000,248	10,237,991	612,794
Net assets at the beginning of period	1,108,298,029	436,297,781	21,951,207	21,338,413
Net assets at the end of period	$1,126,311,885	$1,108,298,029	$32,189,198	$21,951,207
Undistributed (Over-distribution of) net investment income at the end of period	$1,750,197	$6,801,997	$(7,924)	$(47,866)

N/A —	The Fund does not offer Class B Shares. Class B Shares of Large-Cap Value converted to Class A Shares at close of business on February 15, 2012 and are no longer available for dividend reinvestment or through an exchange from other Nuveen mutual funds.

See accompanying notes to financial statements.

Nuveen Investments	53

Statement of Changes in Net Assets (Unaudited) (continued)

	Small-Cap Value		Value Opportunities
	Six Months Ended 12/31/12	Year Ended 6/30/12	Six Months Ended 12/31/12	Year Ended 6/30/12
Operations
Net investment income (loss)	$103,015	$(473,387)	$1,491,188	$30,052,490
Net realized gain (loss) from investments and foreign currency	2,767,578	12,299,332	4,638,202	(8,150,418)
Change in net unrealized appreciation (depreciation) of investments and foreign currency	8,702,939	(9,342,539)	65,736,795	(310,437,320)
Net increase (decrease) in net assets from operations	11,573,532	2,483,406	71,866,185	(288,535,248)
Distributions to Shareholders
From net investment income:
Class A	—	—	(11,825,093)	(30,516,121)
Class B	N/A	N/A	(94,428)	(93,629)
Class C	—	—	(4,580,445)	(6,159,226)
Class R3	—	—	(193,408)	(172,981)
Class I	—	—	(9,138,482)	(38,927,620)
From accumulated net realized gains:
Class A	—	—	—	(74,345,248)
Class B	N/A	N/A	—	(375,408)
Class C	—	—	—	(24,536,785)
Class R3	—	—	—	(486,200)
Class I	—	—	—	(90,830,654)
Decrease in net assets from distributions to shareholders	—	—	(25,831,856)	(266,443,872)
Fund Share Transactions
Proceeds from sale of shares	23,137,241	33,355,544	35,875,480	874,992,201
Proceeds from shares issued to shareholders due to reinvestment of distributions	—	—	22,517,627	204,685,951
	23,137,241	33,355,544	58,393,107	1,079,678,152
Cost of shares redeemed	(15,120,977)	(30,116,155)	(518,667,284)	(2,887,574,384)
Net increase (decrease) in net assets from Fund share transactions	8,016,264	3,239,389	(460,274,177)	(1,807,896,232)
Net increase (decrease) in net assets	19,589,796	5,722,795	(414,239,848)	(2,362,875,352)
Net assets at the beginning of period	102,700,632	96,977,837	1,127,945,490	3,490,820,842
Net assets at the end of period	$122,290,428	$102,700,632	$713,705,642	$1,127,945,490
Undistributed (Over-distribution of) net investment income at the end of period	$(144,070)	$(247,085)	$1,047,810	$25,388,478

N/A —	The Fund does not offer Class B Shares.

See accompanying notes to financial statements.

54	Nuveen Investments

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Nuveen Investments	55

Financial Highlights (Unaudited)

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions

MULTI-MANAGER LARGE-CAP VALUE
Year Ended June 30,	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Invest- ment Income	From Accum- ulated Net Realized Gains(b)	Total	Ending Net Asset Value
Class A (8/96)
2013(f)	$20.03	$.17	$1.29	$1.46	$(.30)	$—	$(.30)	$21.19
2012	20.25	.26	(.24)	.02	(.24)	—	(.24)	20.03
2011	16.11	.21	4.15	4.36	(.22)	—	(.22)	20.25
2010	14.23	.16	2.02	2.18	(.30)	—	(.30)	16.11
2009	22.53	.29	(6.82)	(6.53)	(.19)	(1.58)	(1.77)	14.23
2008	30.05	.32	(3.15)	(2.83)	(.30)	(4.39)	(4.69)	22.53
Class B (8/96)
2013(f)	19.44	.08	1.26	1.34	(.14)	—	(.14)	20.64
2012	19.65	.11	(.23)	(.12)	(.09)	—	(.09)	19.44
2011	15.65	.06	4.03	4.09	(.09)	—	(.09)	19.65
2010	13.84	.04	1.96	2.00	(.19)	—	(.19)	15.65
2009	21.90	.18	(6.63)	(6.45)	(.03)	(1.58)	(1.61)	13.84
2008	29.32	.11	(3.06)	(2.95)	(.08)	(4.39)	(4.47)	21.90
Class C (8/96)
2013(f)	19.41	.08	1.25	1.33	(.14)	—	(.14)	20.60
2012	19.61	.11	(.22)	(.11)	(.09)	—	(.09)	19.41
2011	15.61	.06	4.03	4.09	(.09)	—	(.09)	19.61
2010	13.80	.04	1.96	2.00	(.19)	—	(.19)	15.61
2009	21.86	.17	(6.62)	(6.45)	(.03)	(1.58)	(1.61)	13.80
2008	29.27	.12	(3.06)	(2.94)	(.08)	(4.39)	(4.47)	21.86
Class R3 (8/08)
2013(f)	20.14	.14	1.29	1.43	(.25)	—	(.25)	21.32
2012	20.34	.22	(.23)	(.01)	(.19)	—	(.19)	20.14
2011	16.19	.18	4.15	4.33	(.18)	—	(.18)	20.34
2010	14.31	.12	2.03	2.15	(.27)	—	(.27)	16.19
2009(e)	22.05	.23	(6.25)	(6.02)	(.14)	(1.58)	(1.72)	14.31
Class I (8/96)
2013(f)	20.12	.19	1.30	1.49	(.35)	—	(.35)	21.26
2012	20.34	.31	(.24)	.07	(.29)	—	(.29)	20.12
2011	16.18	.26	4.17	4.43	(.27)	—	(.27)	20.34
2010	14.28	.21	2.03	2.24	(.34)	—	(.34)	16.18
2009	22.64	.33	(6.87)	(6.54)	(.24)	(1.58)	(1.82)	14.28
2008	30.18	.39	(3.17)	(2.78)	(.37)	(4.39)	(4.76)	22.64

56	Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement				Ratios to Average Net Assets After Waiver/Reimbursement(d)
Total Return(c)	Ending Net Assets (000)	Expenses		Net Invest- ment Income (Loss)		Expenses		Net Invest- ment Income (Loss)		Portfolio Turnover Rate

7.29%	$258,610	1.18	%*	1.56	%*	1.16	%*	1.58	%*	47%
.19	258,324	1.16		1.33		1.16		1.33		99
27.15	295,093	1.22		1.07		1.18		1.11		78
15.19	254,730	1.26		.91		1.19		.97		74
(28.95)	239,210	1.27		1.71		1.20		1.83		85
(10.74)	389,240	1.24		1.20		1.21		1.23		131

6.89	809	1.93	*	.78	*	1.91	*	.80	*	47
(.56)	926	1.91		.57		1.91		.57		99
26.23	1,760	1.97		.31		1.93		.34		78
14.26	2,000	2.01		.16		1.94		.23		74
(29.46)	3,033	2.01		.97		1.95		1.10		85
(11.39)	8,891	1.99		.43		1.96		.46		131

6.85	16,165	1.93	*	.80	*	1.91	*	.82	*	47
(.51)	16,644	1.91		.58		1.91		.58		99
26.21	17,518	1.97		.32		1.93		.36		78
14.37	15,565	2.01		.16		1.94		.22		74
(29.52)	15,803	2.02		.96		1.95		1.08		85
(11.41)	25,007	1.99		.45		1.96		.48		131

7.10	92	1.43	*	1.35	*	1.41	*	1.37	*	47
.04	76	1.41		1.14		1.41		1.14		99
26.80	164	1.49		.91		1.43		.97		78
14.88	110	1.50		.66		1.44		.72		74
(27.29)	97	1.53	*	1.55	*	1.45	*	1.63	*	85

7.42	25,583	.93	*	1.82	*	.91	*	1.84	*	47
.45	24,546	.91		1.59		.91		1.59		99
27.46	30,150	.97		1.32		.93		1.36		78
15.53	22,950	1.00		1.16		.94		1.22		74
(28.83)	16,604	1.02		1.95		.95		2.08		85
(10.52)	23,684	.99		1.45		.96		1.48		131

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Distributions include short-term capital gains, if any.
(c)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(d)	After fee waiver and/or expense reimbursement from the Adviser, where applicable.
(e)	For the period August 4, 2008 (commencement of operations) through June 30, 2009.
(f)	For the six months ended December 31, 2012.
*	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	57

Financial Highlights (Unaudited) (continued)

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions

MULTI-CAP VALUE
Year Ended June 30,	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Invest- ment Income	From Accum- ulated Net Realized Gains(b)	Return of Capital	Total	Ending Net Asset Value
Class A (12/02)
2013(e)	$18.29	$.06	$.96	$1.02	$(.08)	$—	$—	$(.08)	$19.23
2012	19.11	.04	(.86)	(.82)	—	—	—	—	18.29
2011	14.73	(.02)	4.40	4.38	—	—	—	—	19.11
2010	12.22	(.06)	2.61	2.55	(.03)	—	(.01)	(.04)	14.73
2009	18.54	.04	(6.36)	(6.32)	—	—	—	—	12.22
2008	26.15	.04	(6.62)	(6.58)	(.02)	(.94)	(.07)	(1.03)	18.54
Class B (12/02)
2013(e)	17.38	(.01)	.91	.90	—	—	—	—	18.28
2012	18.29	(.10)	(.81)	(.91)	—	—	—	—	17.38
2011	14.21	(.14)	4.22	4.08	—	—	—	—	18.29
2010	11.84	(.16)	2.53	2.37	—	—	—	—	14.21
2009	18.10	(.06)	(6.20)	(6.26)	—	—	—	—	11.84
2008	25.64	(.13)	(6.47)	(6.60)	—	(.94)	—	(.94)	18.10
Class C (12/02)
2013(e)	17.38	(.01)	.91	.90	—	—	—	—	18.28
2012	18.29	(.09)	(.82)	(.91)	—	—	—	—	17.38
2011	14.21	(.14)	4.22	4.08	—	—	—	—	18.29
2010	11.84	(.16)	2.53	2.37	—	—	—	—	14.21
2009	18.10	(.06)	(6.20)	(6.26)	—	—	—	—	11.84
2008	25.64	(.13)	(6.47)	(6.60)	—	(.94)	—	(.94)	18.10
Class R3 (8/08)
2013(e)	18.11	.04	.95	.99	(.04)	—	—	(.04)	19.06
2012	18.96	— **	(.85)	(.85)	—	—	—	—	18.11
2011	14.66	(.06)	4.36	4.30	—	—	—	—	18.96
2010	12.16	(.08)	2.59	2.51	(.01)	—	— **	(.01)	14.66
2009(d)	17.60	.01	(5.45)	(5.44)	—	—	—	—	12.16
Class I (11/97)
2013(e)	18.40	.09	.96	1.05	(.13)	—	—	(.13)	19.32
2012	19.17	.07	(.84)	(.77)	—	—	—	—	18.40
2011	14.74	.03	4.40	4.43	—	—	—	—	19.17
2010	12.22	(.01)	2.60	2.59	(.05)	—	(.02)	(.07)	14.74
2009	18.50	.07	(6.35)	(6.28)	—	—	—	—	12.22
2008	26.09	.09	(6.59)	(6.50)	(.02)	(.94)	(.13)	(1.09)	18.50

58	Nuveen Investments

	Ratios/Supplemental Data

		Ratios to Average Net Assets
Total Return(c)	Ending Net Assets (000)	Expenses		Net Invest- ment Income (Loss)	Portfolio Turnover Rate

5.60%	$39,737	1.38	%*	.68%*	11%
(4.29)	42,089	1.32		.20	37
29.74	61,438	1.38		(.10)	24
20.85	61,514	1.47		(.38)	34
(34.12)	76,785	1.50		.27	32
(25.65)	293,777	1.33		.17	25

5.18	6,588	2.13	*	(.12 )*	11
(4.98)	9,010	2.07		(.57)	37
28.71	15,631	2.13		(.85)	24
20.02	16,016	2.21		(1.12)	34
(34.62)	16,599	2.28		(.46)	32
(26.20)	36,024	2.08		(.59)	25

5.18	45,859	2.13	*	(.08 )*	11
(4.98)	51,646	2.06		(.54)	37
28.71	71,116	2.13		(.84)	24
20.02	71,209	2.21		(1.13)	34
(34.62)	78,225	2.27		(.46)	32
(26.20)	189,475	2.08		(.58)	25

5.44	171	1.64	*	.43 *	11
(4.48)	153	1.57		(.01)	37
29.33	156	1.63		(.32)	24
20.62	202	1.65		(.55)	34
(30.91)	104	1.81	*	.12 *	32

5.72	63,807	1.13	*	.93 *	11
(4.02)	67,250	1.07		.41	37
30.05	218,673	1.13		.18	24
21.18	222,707	1.18		(.08)	34
(33.95)	227,320	1.29		.55	32
(25.47)	274,886	1.09		.39	25

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Distributions include short-term capital gains, if any.
(c)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(d)	For the period August 4, 2008 (commencement of operations) through June 30, 2009.
(e)	For the six months ended December 31, 2012.
*	Annualized.
**	Rounds to less than $.01 per share.

See accompanying notes to financial statements.

Nuveen Investments	59

Financial Highlights (Unaudited) (continued)

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations				Less Distributions

LARGE-CAP VALUE
Year Ended June 30,	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)		Net Realized/ Unrealized Gain (Loss)	Total	From Net Invest- ment Income	From Accum- ulated Net Realized Gains(b)	Total	Ending Net Asset Value
Class A (12/06)
2013(f)	$16.84	$.09		$1.02	$1.11	$(.15)	$(.05)	$(.20)	$17.75
2012	18.56	.14		(1.64)	(1.50)	(.01)	(.21)	(.22)	16.84
2011	14.73	.03		3.83	3.86	(.03)	—	(.03)	18.56
2010	12.71	.03		1.99	2.02	—	—	—	14.73
2009	17.41	.10		(4.73)	(4.63)	(.07)	—	(.07)	12.71
2008	21.38	.15		(4.04)	(3.89)	(.08)	— **	(.08)	17.41
Class C (12/06)
2013(f)	16.36	.02		.99	1.01	(.02)	(.05)	(.07)	17.30
2012	18.15	.01		(1.59)	(1.58)	—	(.21)	(.21)	16.36
2011	14.49	(.09)		3.75	3.66	—	—	—	18.15
2010	12.60	(.08)		1.97	1.89	—	—	—	14.49
2009	17.28	—	**	(4.68)	(4.68)	—	—	—	12.60
2008	21.30	—	**	(4.02)	(4.02)	—	— **	— **	17.28
Class R3 (9/09)
2013(f)	16.79	.06		1.01	1.07	(.10)	(.05)	(.15)	17.71
2012	18.53	.09		(1.62)	(1.53)	—	(.21)	(.21)	16.79
2011	14.71	(.01)		3.83	3.82	—	—	—	18.53
2010(e)	15.24	—	**	(.53)	(.53)	—	—	—	14.71
Class I (12/06)
2013(f)	16.87	.11		1.02	1.13	(.19)	(.05)	(.24)	17.76
2012	18.59	.22		(1.67)	(1.45)	(.06)	(.21)	(.27)	16.87
2011	14.75	.08		3.83	3.91	(.07)	—	(.07)	18.59
2010	12.72	.08		1.97	2.05	(.02)	—	(.02)	14.75
2009	17.43	.12		(4.72)	(4.60)	(.11)	—	(.11)	12.72
2008	21.41	.20		(4.05)	(3.85)	(.13)	— **	(.13)	17.43

60	Nuveen Investments

	Ratios/Supplemental Data

		Ratios to Average Net Assets Before Waiver/Reimbursement				Ratios to Average Net Assets After Waiver/Reimbursement(d)
Total Return(c)	Ending Net Assets (000)	Expenses		Net Invest- ment Income (Loss)		Expenses		Net Invest- ment Income (Loss)		Portfolio Turnover Rate

6.61%	$46,664	1.04	%*	1.00	%*	1.04	%*	1.00	%*	6%
(7.99)	39,940	1.11		.84		1.11		.84		35
26.22	26,143	1.20		.19		1.20		.19		27
15.89	13,820	1.32		.20		1.32		.20		15
(26.57)	6,075	1.61		.49		1.35		.76		16
(18.24)	5,080	1.66		.45		1.33		.77		13

6.17	6,597	1.78	*	.23	*	1.78	*	.23	*	6
(8.64)	6,903	1.86		.04		1.86		.04		35
25.26	8,660	1.95		(.55)		1.95		(.55)		27
15.00	4,665	2.07		(.55)		2.07		(.55)		15
(27.13)	2,217	2.37		(.25)		2.10		.02		16
(18.82)	2,484	2.42		(.33)		2.08		—	***	13

6.42	59	1.29	*	.73	*	1.29	*	.73	*	6
(8.19)	55	1.36		.55		1.36		.55		35
25.97	61	1.45		(.06)		1.45		(.06)		27
(3.48)	48	1.58	*	(.02	)*	1.58	*	(.02	)*	15

6.74	1,072,992	.79	*	1.23	*	.79	*	1.23	*	6
(7.73)	1,061,400	.85		1.29		.85		1.29		35
26.54	400,859	.95		.45		.95		.45		27
16.13	253,558	1.08		.53		1.08		.53		15
(26.35)	52,618	1.36		.71		1.10		.97		16
(18.05)	15,719	1.40		.71		1.08		1.02		13

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Distributions include short-term capital gains, if any.
(c)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(d)	After fee waiver and/or expense reimbursement from the Adviser, where applicable.
(e)	For the period September 29, 2009 (commencement of operations) through June 30, 2010.
(f)	For the six months ended December 31, 2012.
*	Annualized.
**	Rounds to less than $.01 per share.
***	Rounds to less than .01%.

See accompanying notes to financial statements.

Nuveen Investments	61

Financial Highlights (Unaudited) (continued)

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions

SMALL/MID-CAP VALUE
Year Ended June 30,	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Invest- ment Income		From Accum- ulated Net Realized Gains(b)	Total		Ending Net Asset Value
Class A (12/06)
2013(f)	$19.63	$.01	$1.34	$1.35	$—		$—	$—		$20.98
2012	19.91	(.09)	(.19)	(.28)	—		—	—		19.63
2011	14.32	(.09)	5.68	5.59	—		—	—		19.91
2010	11.05	(.09)	3.36	3.27	—		—	—		14.32
2009	17.12	— **	(6.07)	(6.07)	—		—	—		11.05
2008	21.37	(.09)	(4.16)	(4.25)	—	**	—	—	**	17.12
Class C (12/06)
2013(f)	18.81	(.06)	1.28	1.22	—		—	—		20.03
2012	19.22	(.23)	(.18)	(.41)	—		—	—		18.81
2011	13.93	(.22)	5.51	5.29	—		—	—		19.22
2010	10.83	(.19)	3.29	3.10	—		—	—		13.93
2009	16.92	(.07)	(6.02)	(6.09)	—		—	—		10.83
2008	21.28	(.22)	(4.14)	(4.36)	—		—	—		16.92
Class R3 (9/09)
2013(f)	19.36	(.01)	1.31	1.30	—		—	—		20.66
2012	19.68	(.13)	(.19)	(.32)	—		—	—		19.36
2011	14.19	(.13)	5.62	5.49	—		—	—		19.68
2010(e)	13.53	(.09)	.75	.66	—		—	—		14.19
Class I (12/06)
2013(f)	19.62	.05	1.33	1.38	—		—	—		21.00
2012	19.85	(.04)	(.19)	(.23)	—		—	—		19.62
2011	14.24	(.05)	5.66	5.61	—		—	—		19.85
2010	10.96	(.05)	3.33	3.28	—		—	—		14.24
2009	17.11	(.01)	(6.14)	(6.15)	—		—	—		10.96
2008	21.41	(.04)	(4.21)	(4.25)	(.05)		—	(.05)		17.11

62	Nuveen Investments

		Ratios/Supplemental Data

			Ratios to Average Net Assets Before Waiver/Reimbursement			Ratios to Average Net Assets After Waiver/Reimbursement(d)
Total Return(c)		Ending Net Assets (000)	Expenses		Net Invest- ment Income (Loss)	Expenses		Net Invest- ment Income (Loss)	Portfolio Turnover Rate

6.88%		$4,723	1.24	%*	.09%*	1.24	%*	.09%*	23%
(1.41)		4,671	1.58		(.72)	1.33		(.46)	54
39.13		5,261	1.88		(1.04)	1.33		(.50)	46
29.50		3,267	2.32		(1.51)	1.44		(.63)	64
(35.34)		1,382	3.03		(1.60)	1.45		(.02)	204
(20.02	)***	3,595	1.65		(.70)	1.43		(.49)	84

6.49		2,027	1.99	*	(.66 )*	1.99	*	(.66 )*	23
(2.13)		1,928	2.36		(1.49)	2.08		(1.21)	54
38.07		1,202	2.62		(1.80)	2.08		(1.26)	46
28.53		636	3.11		(2.29)	2.19		(1.37)	64
(35.88)		610	4.11		(2.50)	2.20		(.59)	204
(20.63	)***	1,093	2.39		(1.40)	2.18		(1.20)	84

6.71		373	1.49	*	(.11 )*	1.49	*	(.11 )*	23
(1.63)		202	1.87		(1.00)	1.58		(.70)	54
38.69		73	2.13		(1.29)	1.58		(.74)	46
4.88		52	2.54	*	(1.67)*	1.69	*	(.81 )*	64

7.03		25,065	.99	*	.45 *	.99	*	.45 *	23
(1.16)		15,150	1.34		(.47)	1.08		(.20)	54
39.40		14,803	1.62		(.80)	1.08		(.26)	46
29.93		7,279	2.09		(1.26)	1.19		(.36)	64
(35.98)		3,792	1.44		(.33)	1.20		(.08)	204
(19.82	)***	38,574	1.16		(.20)	1.16		(.20)	84

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Distributions include short-term capital gains, if any.
(c)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(d)	After fee waiver and/or expense reimbursement from the Adviser, where applicable.
(e)	For the period September 29, 2009 (commencement of operations) through June 30, 2010.
(f)	For the six months ended December 31, 2012.
*	Annualized.
**	Rounds to less than $.01 per share.
***	During the year ended June 30, 2008, the Adviser reimbursed the Fund $89,561 for a cash balance maintained in the Fund. This reimbursement resulted in an increase of .23%, .28%, ..19% and .14% to Classes A, B, C and I, respectively.

See accompanying notes to financial statements.

Nuveen Investments	63

Financial Highlights (Unaudited) (continued)

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions

SMALL-CAP VALUE
Year Ended June 30,	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Invest- ment Income	From Accum- ulated Net Realized Gains(b)	Return of Capital		Total	Ending Net Asset Value
Class A (12/04)
2013(f)	$26.01	$— **	$2.81	$2.81	$—	$—	$—		$—	$28.82
2012	25.22	(.17)	.96	.79	—	—	—		—	26.01
2011	18.30	(.18)	7.10	6.92	—	—	—		—	25.22
2010	14.14	(.10)	4.27	4.17	(.01)	—	—		(.01)	18.30
2009	23.29	.02	(9.17)	(9.15)	—	—	—		—	14.14
2008	30.12	(.04)	(6.08)	(6.12)	(.02)	(.69)	—	**	(.71)	23.29
Class C (12/04)
2013(f)	24.77	(.10)	2.67	2.57	—	—	—		—	27.34
2012	24.20	(.34)	.91	.57	—	—	—		—	24.77
2011	17.68	(.35)	6.87	6.52	—	—	—		—	24.20
2010	13.76	(.21)	4.13	3.92	—	—	—		—	17.68
2009	22.83	(.11)	(8.96)	(9.07)	—	—	—		—	13.76
2008	29.73	(.23)	(5.98)	(6.21)	—	(.69)	—		(.69)	22.83
Class R3 (9/09)
2013(f)	25.99	(.03)	2.80	2.77	—	—	—		—	28.76
2012	25.26	(.23)	.96	.73	—	—	—		—	25.99
2011	18.37	(.25)	7.14	6.89	—	—	—		—	25.26
2010(e)	18.07	(.08)	.38	.30	—	—	—		—	18.37
Class I (12/04)
2013(f)	26.29	.03	2.84	2.87	—	—	—		—	29.16
2012	25.42	(.11)	.98	.87	—	—	—		—	26.29
2011	18.40	(.14)	7.16	7.02	—	—	—		—	25.42
2010	14.21	(.04)	4.28	4.24	(.05)	—	—		(.05)	18.40
2009	23.34	.05	(9.18)	(9.13)	—	—	—		—	14.21
2008	30.18	.02	(6.08)	(6.06)	(.08)	(.69)	(.01)		(.78)	23.34

64	Nuveen Investments

	Ratios/Supplemental Data

		Ratios to Average Net Assets Before Waiver/Reimbursement			Ratios to Average Net Assets After Waiver/Reimbursement(d)
Total Return(c)	Ending Net Assets (000)	Expenses		Net Invest- ment Income (Loss)	Expenses		Net Invest- ment Income (Loss)	Portfolio Turnover Rate

10.80%	$7,536	1.32	%*	.01%*	1.32	%*	.01%*	17%
3.09	7,107	1.45		(.68)	1.45		(.68)	44
37.94	7,365	1.43		(.82)	1.43		(.82)	51
29.41	7,009	1.47		(.56)	1.45		(.54)	58
(39.29)	7,733	1.46		.13	1.46		.13	71
(20.41)	54,264	1.47		(.16)	1.47		(.16)	48

10.38	4,754	2.06	*	(.76 )*	2.06	*	(.76 )*	17
2.36	4,308	2.19		(1.43)	2.19		(1.43)	44
36.96	4,401	2.18		(1.58)	2.18		(1.58)	51
28.42	3,494	2.21		(1.23)	2.19		(1.21)	58
(39.70)	3,446	2.23		(.70)	2.23		(.70)	71
(21.03)	9,682	2.22		(.91)	2.22		(.91)	48

10.66	88	1.57	*	(.25 )*	1.57	*	(.25 )*	17
2.85	72	1.69		(.93)	1.69		(.93)	44
37.64	75	1.68		(1.08)	1.68		(1.08)	51
1.60	51	1.68	*	(.57 )*	1.68	*	(.57 )*	58

10.92	109,913	1.06	*	.24 *	1.06	*	.24 *	17
3.38	91,213	1.19		(.43)	1.19		(.43)	44
38.28	85,136	1.18		(.58)	1.18		(.58)	51
29.74	74,824	1.21		(.23)	1.19		(.21)	58
(39.12)	62,423	1.24		.29	1.24		.29	71
(20.22)	108,064	1.22		.08	1.22		.08	48

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Distributions include short-term capital gains, if any.
(c)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(d)	After fee waiver and/or expense reimbursement from the Adviser, where applicable.
(e)	For the period September 29, 2009 (commencement of operations) through June 30, 2010.
(f)	For the six months ended December 31, 2012.
*	Annualized.
**	Rounds to less than $.01 per share.

See accompanying notes to financial statements.

Nuveen Investments	65

Financial Highlights (Unaudited) (continued)

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions

VALUE OPPORTUNITIES
Year Ended June 30,	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Invest- ment Income	From Accum- ulated Net Realized Gains(b)	Total	Ending Net Asset Value
Class A (12/04)
2013(f)	$28.51	$.06	$2.38	$2.44	$(1.13)	$—	$(1.13)	$29.82
2012	35.58	.34	(4.64)	(4.30)	(.75)	(2.02)	(2.77)	28.51
2011	29.76	.23	7.26	7.49	(.51)	(1.16)	(1.67)	35.58
2010	24.17	.13	5.46	5.59	—	—	—	29.76
2009	29.60	.20	(4.53)	(4.33)	(.05)	(1.05)	(1.10)	24.17
2008	32.48	.20	(1.03)	(.83)	(.59)	(1.46)	(2.05)	29.60
Class B (12/04)
2013(f)	27.77	(.05)	2.32	2.27	(.88)	—	(.88)	29.16
2012	34.69	.15	(4.57)	(4.42)	(.48)	(2.02)	(2.50)	27.77
2011	29.07	(.04)	7.08	7.04	(.26)	(1.16)	(1.42)	34.69
2010	23.78	(.09)	5.38	5.29	—	—	—	29.07
2009	29.29	.03	(4.49)	(4.46)	—	(1.05)	(1.05)	23.78
2008	32.15	(.03)	(1.02)	(1.05)	(.35)	(1.46)	(1.81)	29.29
Class C (12/04)
2013(f)	27.76	(.05)	2.32	2.27	(.88)	—	(.88)	29.15
2012	34.68	.13	(4.55)	(4.42)	(.48)	(2.02)	(2.50)	27.76
2011	29.06	(.03)	7.07	7.04	(.26)	(1.16)	(1.42)	34.68
2010	23.77	(.09)	5.38	5.29	—	—	—	29.06
2009	29.29	.03	(4.50)	(4.47)	—	(1.05)	(1.05)	23.77
2008	32.16	(.03)	(1.03)	(1.06)	(.35)	(1.46)	(1.81)	29.29
Class R3 (8/08)
2013(f)	28.51	.03	2.38	2.41	(1.06)	—	(1.06)	29.86
2012	35.57	.30	(4.67)	(4.37)	(.67)	(2.02)	(2.69)	28.51
2011	29.76	.17	7.23	7.40	(.43)	(1.16)	(1.59)	35.57
2010	24.23	.07	5.46	5.53	—	—	—	29.76
2009(e)	28.93	.15	(3.80)	(3.65)	—	(1.05)	(1.05)	24.23
Class I (12/04)
2013(f)	28.62	.10	2.39	2.49	(1.21)	—	(1.21)	29.90
2012	35.72	.42	(4.66)	(4.24)	(.84)	(2.02)	(2.86)	28.62
2011	29.87	.31	7.29	7.60	(.59)	(1.16)	(1.75)	35.72
2010	24.19	.20	5.48	5.68	—	—	—	29.87
2009	29.66	.26	(4.57)	(4.31)	(.11)	(1.05)	(1.16)	24.19
2008	32.54	.28	(1.03)	(.75)	(.67)	(1.46)	(2.13)	29.66

66	Nuveen Investments

	Ratios/Supplemental Data

		Ratios to Average Net Assets Before Waiver/Reimbursement				Ratios to Average Net Assets After Waiver/Reimbursement(d)
Total Return(c)	Ending Net Assets (000)	Expenses		Net Invest- ment Income (Loss)		Expenses		Net Invest- ment Income (Loss)		Portfolio Turnover Rate

8.64%	$319,942	1.45	%*	.41	%*	1.45	%*	.41	%*	33%
(12.46)	492,397	1.17		1.05		1.17		1.05		97
25.31	1,291,888	1.20		.65		1.20		.65		77
23.13	658,037	1.43		.44		1.43		.44		48
(13.47)	378,845	1.48		.89		1.48		.89		61
(2.65)	368,093	1.42		.63		1.42		.63		48

8.24	3,203	2.20	*	(.33	)*	2.20	*	(.33	)*	33
(13.14)	4,788	1.91		.47		1.91		.47		97
24.38	6,863	1.95		(.13)		1.95		(.13)		77
22.25	5,801	2.17		(.32)		2.17		(.32)		48
(14.10)	5,080	2.22		.14		2.22		.14		61
(3.39)	6,816	2.17		(.11)		2.17		(.11)		48

8.20	154,664	2.20	*	(.34	)*	2.20	*	(.34	)*	33
(13.11)	224,079	1.91		.40		1.91		.40		97
24.39	436,074	1.95		(.07)		1.95		(.07)		77
22.25	192,332	2.19		(.31)		2.19		(.31)		48
(14.14)	98,742	2.22		.14		2.22		.14		61
(3.39)	116,463	2.17		(.10)		2.17		(.10)		48

8.51	5,659	1.70	*	.20	*	1.70	*	.20	*	33
(12.67)	6,298	1.40		.93		1.40		.93		97
25.00	6,880	1.45		.49		1.45		.49		77
22.82	1,444	1.71		.22		1.71		.22		48
(11.47)	414	1.76	*	.73	*	1.75	*	.75	*	61

8.79	230,239	1.20	*	.65	*	1.20	*	.65	*	33
(12.27)	400,383	.92		1.28		.92		1.28		97
25.64	1,749,117	.95		.91		.95		.91		77
23.48	1,046,939	1.18		.69		1.18		.69		48
(13.29)	580,149	1.24		1.19		1.23		1.20		61
(2.39)	278,649	1.17		.89		1.17		.89		48

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Distributions include short-term capital gains, if any.
(c)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(d)	After fee waiver and/or expense reimbursement from the Adviser, where applicable.
(e)	For the period August 4, 2008 (commencement of operations) through June 30, 2009.
(f)	For the six months ended December 31, 2012.
*	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	67

Notes to Financial Statements (Unaudited)

1. General Information and Significant Accounting Policies

General Information

The Nuveen Investment Trust (the “Trust”), is an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Trust is comprised of the Nuveen Multi-Manager Large-Cap Value Fund (“Multi-Manager Large-Cap Value”), Nuveen NWQ Multi-Cap Value Fund (“Multi-Cap Value”), Nuveen NWQ Large-Cap Value Fund (“Large-Cap Value”), Nuveen NWQ Small/Mid-Cap Value Fund (“Small/Mid-Cap Value”), Nuveen NWQ Small-Cap Value Fund (“Small-Cap Value”) and Nuveen Tradewinds Value Opportunities Fund (“Value Opportunities”) (each a “Fund” and collectively, the “Funds”), as diversified funds, among others. The Trust was organized as a Massachusetts business trust in 1996.

On December 31, 2012, the Funds’ investment adviser converted from a Delaware corporation to a Delaware limited liability company. As a result, Nuveen Fund Advisors, Inc., a wholly-owned subsidiary of Nuveen Investments, Inc. (“Nuveen”), changed its name to Nuveen Fund Advisors, LLC (the “Adviser”). There were no changes to the identities or roles of any personnel as a result of the change.

Multi-Manager Large-Cap Value’s investment objective is to provide investors with long-term capital appreciation. Under normal market conditions, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of companies with market capitalizations at the time of investment comparable to companies in the Russell 1000® Value Index. The Fund will not be forced to sell a stock because it has exceeded or fallen below the current market capitalization range. The Fund’s investment portfolio is managed by three sub-advisers, Institutional Capital LLC (“ICAP”), Nuveen Asset Management, LLC, a wholly-owned subsidiary of the Adviser and Symphony Asset Management LLC (“Symphony”), an affiliate of Nuveen. The Adviser maintains a strategic asset allocation of between 25% and 40% of the Fund’s assets with each sub-adviser. The Fund may invest up to 25% of its net assets in non-U.S. equity securities that are U.S. dollar-denominated.

Multi-Cap Value’s investment objective is to provide investors with long-term capital appreciation. Under normal market conditions, the Fund invests at least 80% of its net assets in equity securities of companies with large, medium and small capitalizations. The Fund’s sub-adviser, NWQ Investment Management Company, LLC (“NWQ”), an affiliate of Nuveen, seeks to identify under-valued companies with a catalyst to unlock value or improve profitability. NWQ maintains a long-term investment view and a focus on securities it believes can appreciate over an extended time, regardless of interim fluctuations. NWQ will sell securities or reduce positions if it feels that the company no longer possesses favorable risk/reward characteristics, attractive valuations or catalysts. The Fund invests primarily in U.S. equity securities, but it may invest up to 35% of its net assets in non-U.S. equity securities, including up to 10% of its net assets in equity securities of companies located in emerging market countries.

Large-Cap Value’s, Small/Mid-Cap Value’s and Small-Cap Value’s investment objective is to provide investors with long-term capital appreciation. Under normal market conditions, Large-Cap Value and Small/Mid-Cap Value invest at least 80% of their net assets, plus the amount of any borrowings for investment purposes, in equity securities of companies with market capitalizations at the time of investment comparable to companies in the Russell 1000® Index and Russell 2500® Value Index, respectively. Under normal market conditions, Small-Cap Value invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of companies with market capitalizations at the time of investment comparable to companies in either the Russell® 2000 Value Index or the Standard & Poor’s SmallCap 600 Index. The Funds will not be forced to sell a stock because it has exceeded or fallen below the current market capitalization range. The Funds’ sub-adviser, NWQ, seeks to identify under-valued companies with a catalyst to unlock value or improve profitability. NWQ maintains a long-term investment view and a focus on securities it believes can appreciate over an extended time, regardless of interim fluctuations. NWQ will sell securities or reduce positions if it feels that the company no longer possesses favorable risk/reward characteristics, attractive valuation or catalysts. Each Fund invests primarily in U.S. equity securities, but may invest up to 35% of its net assets in non-U.S. equity securities, including up to 10% of its net assets in equity securities of companies located in emerging market countries.

Value Opportunities’ investment objective is to provide investors with long-term capital appreciation. Under normal market conditions, the Fund invests primarily in equity securities of companies with varying market capitalizations, which may include small-, mid- and large-capitalization companies. The Fund’s sub-adviser, Tradewinds Global Investors, LLC (“Tradewinds”), an affiliate of Nuveen, seeks to identify under-valued companies considering absolute valuation and security pricing in the context of industry and market conditions. Tradewinds’ disciplined, value-oriented investment strategy focuses on rigorous financial statements and valuation analysis, qualitative factors and portfolio downside protection. The Fund invests primarily in U.S. equity securities, but it may invest up to 35% of its net assets in non-U.S. equity securities, including up to 15% of its net assets in equity securities of companies located in emerging market countries.

The Funds’ most recent prospectus provides further descriptions of each Fund’s investment objective, principal investment strategies, and principal risks.

Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

68	Nuveen Investments

Investment Valuation

Common stocks and other equity-type securities are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1 for fair value measurement purposes. Securities primarily traded on the NASDAQ National Market (“NASDAQ”) are valued, except as indicated below, at the NASDAQ Official Closing Price and are generally classified as Level 1. However, securities traded on a securities exchange or NASDAQ for which there were no transactions on a given day or securities not listed on a securities exchange or NASDAQ are valued at the quoted bid price and are generally classified as Level 2. Prices of certain American Depositary Receipts (“ADR”) held by the Funds that trade in the United States are valued based on the last traded price, official closing price or the most recent bid price of the underlying non-U.S.-traded stock, adjusted as appropriate for the underlying-to-ADR conversion ratio and foreign exchange rate, and from time-to-time may also be adjusted further to take into account material events that may take place after the close of the local non-U.S. market but before the close of the New York Stock Exchange (“NYSE”), which may represent a transfer from a Level 1 to a Level 2 security.

Investments in investment companies are valued at their respective net asset values on valuation date. These investment vehicles are generally classified as Level 1.

Prices of fixed-income securities are provided by a pricing service approved by the Funds’ Board of Trustees. These securities are generally classified as Level 2. The pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer, or market activity provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs.

Repurchase agreements are valued at contract amount plus accrued interest, which approximates market value. These securities are generally classified as Level 2.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Funds’ Board of Trustees or its designee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s net asset value (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Funds’ Board of Trustees or its designee.

Refer to Footnote 2 – Fair Value Measurements for further details on the leveling of securities held by the Funds as of the end of the reporting period.

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to earmark securities in the Funds’ portfolios with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments. As of December 31, 2012, there were no outstanding purchase commitments in any of the Funds.

Investment Income

Dividend income is recorded on the ex-dividend date or, for foreign securities, when information is available. Interest income, which includes the amortization of premiums and accretion of discounts for financial reporting purposes, is recorded on an accrual basis.

Professional Fees

Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment, or to pursue other claims or legal actions on behalf of Fund shareholders. Legal fee refund presented on the Statement of Operations reflects a refund of workout expenditures paid in a prior reporting period, when applicable.

Nuveen Investments	69

Notes to Financial Statements (Unaudited) (continued)

Income Taxes

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Dividends and Distributions to Shareholders

Dividends from net investment income and net realized capital gains from investment transactions, if any, are declared and distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

In-Kind Redemptions

In certain circumstances, a Fund may distribute portfolio securities rather than cash as payment for redemption of Fund shares (“in-kind redemptions”). For financial reporting purposes, the Fund recognizes a gain on the in-kind redemptions to the extent the value of the distributed securities on the date of redemption exceeds the cost of those securities; the Fund recognizes a loss if cost exceeds value. Gains and losses realized on the in-kind redemptions are not recognized for tax purposes, and are reclassified from undistributed realized gain or loss to paid-in capital. During the six months ended December 31, 2012, the Funds did not have any in-kind redemptions.

Share Classes and Sales Charges

Class A Shares are generally sold with an up-front sales charge and incur a .25% annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (“CDSC”) if redeemed within twelve months of purchase. Multi-Manager Large-Cap Value, Multi-Cap Value and Value Opportunities will issue Class B Shares upon the exchange of Class B Shares from another Nuveen mutual fund or for purposes of dividend reinvestment, but Class B Shares are not available for new accounts or for additional investment into existing accounts. Class B Shares were sold without an up-front sales charge but incur a .75% annual 12b-1 distribution fee and a .25% annual 12b-1 service fee. Class B Shares are subject to a CDSC of up to 5% depending upon the length of time the shares are held by the investor (CDSC is reduced to 0% at the end of six years). Class B Shares convert to Class A Shares eight years after purchase. Class C Shares are sold without an up-front sales charge but incur a .75% annual 12b-1 distribution fee and a .25% annual 12b-1 service fee. Class C Shares are subject to a CDSC of 1% if redeemed within twelve months of purchase. Class R3 Shares are sold without an up-front sales charge but incur a .25% annual 12b-1 distribution fee and a .25% annual 12b-1 service fee. Class I Shares are not subject to any sales charge or 12b-1 distribution or service fees.

Foreign Currency Transactions

Each Fund is authorized to engage in foreign currency exchange transactions, including forward foreign currency exchange, futures, options and swap contracts. To the extent that the Funds invest in securities and/or contracts that are denominated in a currency other than U.S. dollars, the Funds will be subject to currency risk, which is the risk that an increase in the U.S. dollar relative to the foreign currency will reduce returns or portfolio value. Generally, when the U.S. dollar rises in value against a foreign currency, the Funds’ investments denominated in that currency will lose value because its currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar falls in relative value. Investments and other assets and liabilities denominated in foreign currencies are converted into U.S. dollars on a spot (i.e. cash) basis at the spot rate prevailing in the foreign currency exchange market at the time of valuation. Purchases and sales of investments and income denominated in foreign currencies are translated into U.S. dollars on the respective dates of such transactions.

The books and records of the Funds are maintained in U.S. dollars. Foreign currencies, assets and liabilities are translated into U.S. dollars at 4:00 p.m. Eastern time. Investment transactions, income and expenses are translated on the respective dates of such transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date of the transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of a Fund and the amounts actually received.

The realized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with other assets and liabilities on investments are recognized as a component of “Net realized gain (loss) from investments and foreign currency,” on the Statement of Operations, when applicable.

The unrealized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with other assets and liabilities on investments are recognized as a component of “Change in net unrealized appreciation (depreciation) of investments and foreign currency,” on the Statement of Operations, when applicable.

70	Nuveen Investments

Derivative Financial Instruments

Each Fund is authorized to invest in certain derivative instruments, including forward foreign currency exchange, futures, options and swap contracts. Although the Funds are authorized to invest in such derivative instruments, and may do so in the future, they did not make any such investments during the six months ended December 31, 2012.

Market and Counterparty Credit Risk

In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities. Futures contracts, when applicable, expose a Fund to minimal counterparty credit risk as they are exchange traded and the exchange’s clearinghouse, which is counterparty to all exchange traded futures, guarantees the futures contracts against default.

Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

Repurchase Agreements

In connection with transactions in repurchase agreements, it is each Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the counterparty defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

Multiclass Operations and Allocations

Income and expenses of the Funds that are not directly attributable to a specific class of shares were prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares, which presently only include 12b-1 distribution fees and shareholder service fees, are recorded to the specific class.

Income, realized and unrealized capital gains and losses of the Funds are prorated among the classes based on the relative net assets of each class.

Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. Fair Value Measurements

Fair value is defined as the price that the Funds would receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

Level 1 –	Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2 –	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

Nuveen Investments	71

Notes to Financial Statements (Unaudited) (continued)

The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities.

The following is a summary of each Fund’s fair value measurements as of the end of the reporting period:

Multi-Manager Large-Cap Value	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Common Stocks	$298,726,227	$—	$—	$298,726,227
Investment Companies	364,100	—	—	364,100
Short-Term Investments:
Repurchase Agreements	—	337,111	—	337,111
Total	$299,090,327	$337,111	$—	$299,427,438

Multi-Cap Value	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Common Stocks	$156,362,732	$—	$—	$156,362,732
Short-Term Investments:
Repurchase Agreements	—	562,410	—	562,410
Total	$156,362,732	$562,410	$—	$156,925,142

Large-Cap Value	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Common Stocks	$1,113,845,798	$—	$—	$1,113,845,798
Short-Term Investments:
Repurchase Agreements	—	12,906,040	—	12,906,040
Total	$1,113,845,798	$12,906,040	$—	$1,126,751,838

Small/Mid-Cap Value	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Common Stocks	$31,871,048	$—	$—	$31,871,048
Short-Term Investments:
Repurchase Agreements	—	329,066	—	329,066
Total	$31,871,048	$329,066	$—	$32,200,114

Small-Cap Value	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Common Stocks	$115,756,843	$—	$—	$115,756,843
Short-Term Investments:
Repurchase Agreements	—	6,925,131	—	6,925,131
Total	$115,756,843	$6,925,131	$—	$122,681,974

Value Opportunities	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Common Stocks	$691,218,103	$4,012,451	$—	$695,230,554
Convertible Bonds	—	1,619,560	—	1,619,560
Short-Term Investments:
Repurchase Agreements	—	5,110,779	—	5,110,779
Total	$691,218,103	$10,742,790	$—	$701,960,893
*	Refer to the Fund’s Portfolio of Investments for industry classifications and a breakdown of Common Stocks classified as Level 2.

The Nuveen funds’ Board of Directors/Trustees is responsible for the valuation process and has delegated the oversight of the daily valuation process to the Adviser’s Valuation Committee. The Valuation Committee, pursuant to the valuation policies and procedures adopted by the Board of Directors/Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the funds’ pricing policies, and reporting to the Board of Directors/Trustees. The Valuation Committee is aided in its efforts by the Adviser’s dedicated Securities Valuation Team, which is responsible for administering the daily valuation process and applying fair value methodologies as approved by the Valuation Committee. When determining the reliability of independent pricing services for investments owned by the funds, the Valuation Committee, among other things, conducts due diligence reviews of the pricing services and monitors the quality of security prices received through various testing reports conducted by the Securities Valuation Team.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security;

72	Nuveen Investments

the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors/Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such testing and fair valuation occurrences are reported to the Board of Directors/Trustees.

3. Derivative Instruments and Hedging Activities

The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes. The Funds did not invest in derivative instruments during the six months ended December 31, 2012.

4. Fund Shares

Transactions in Fund shares were as follows:

	Multi-Manager Large-Cap Value
	Six Months Ended 12/31/12		Year Ended 6/30/12
	Shares	Amount	Shares	Amount
Shares sold:
Class A	381,178	$7,956,079	845,732	$16,012,029
Class A – automatic conversion of Class B Shares	130	2,728	5,440	104,726
Class B	—	—	2,445	46,371
Class C	25,289	515,129	115,213	2,256,357
Class R3	554	11,484	1,293	23,117
Class I	70,656	1,481,946	149,860	2,904,003
Shares issued to shareholders due to reinvestment of distributions:
Class A	142,861	2,980,083	138,807	2,606,795
Class B	249	5,054	237	4,337
Class C	4,232	85,818	3,220	58,788
Class R3	—	—	—	—
Class I	18,305	383,136	17,962	338,409
	643,454	13,421,457	1,280,209	24,354,932
Shares redeemed:
Class A	(1,212,919)	(25,401,425)	(2,672,024)	(50,648,304)
Class B	(8,539)	(171,868)	(39,001)	(706,518)
Class B – automatic conversion to Class A Shares	(134)	(2,728)	(5,606)	(104,726)
Class C	(102,295)	(2,066,241)	(154,199)	(2,849,604)
Class R3	—	—	(5,592)	(109,544)
Class I	(105,260)	(2,185,774)	(430,615)	(8,178,601)
	(1,429,147)	(29,828,036)	(3,307,037)	(62,597,297)
Net increase (decrease)	(785,693)	$(16,406,579)	(2,026,828)	$(38,242,365)

Nuveen Investments	73

Notes to Financial Statements (Unaudited) (continued)

	Multi-Cap Value
	Six Months Ended 12/31/12		Year Ended 6/30/12
	Shares	Amount	Shares	Amount
Shares sold:
Class A	115,238	$2,158,147	247,520	$4,515,222
Class A – automatic conversion of Class B Shares	3,874	72,584	10,844	207,951
Class B	—	—	—	—
Class C	13,177	234,914	74,453	1,258,961
Class R3	1,384	24,712	3,232	56,629
Class I	166,257	3,135,949	1,620,370	28,965,660
Shares issued to shareholders due to reinvestment of distributions:
Class A	8,047	152,175	—	—
Class B	2,006	36,501	—	—
Class C	—	—	—	—
Class R3	10	184	—	—
Class I	20,155	382,750	—	—
	330,148	6,197,916	1,956,419	35,004,423
Shares redeemed:
Class A	(361,716)	(6,815,865)	(1,172,912)	(21,661,723)
Class B	(156,013)	(2,756,545)	(324,947)	(5,469,358)
Class B – automatic conversion to Class A Shares	(4,086)	(72,584)	(11,379)	(207,951)
Class C	(476,426)	(8,467,624)	(991,255)	(17,030,431)
Class R3	(835)	(15,222)	(3,039)	(52,860)
Class I	(538,805)	(10,225,185)	(9,374,263)	(164,782,159)
	(1,537,881)	(28,353,025)	(11,877,795)	(209,204,482)
Net increase (decrease)	(1,207,733)	$(22,155,109)	(9,921,376)	$(174,200,059)

	Large-Cap Value
	Six Months Ended 12/31/12		Year Ended 6/30/12
	Shares	Amount	Shares	Amount
Shares sold:
Class A	1,004,775	$17,686,965	2,023,048	$34,030,063
Class A – automatic conversion of Class B Shares	N/A	N/A	24,970	451,455
Class B	N/A	N/A	38	588
Class C	33,381	562,734	128,117	2,179,623
Class R3	—	—	163	2,999
Class I	9,534,052	166,938,844	51,455,595	901,206,561
Shares issued to shareholders due to reinvestment of distributions:
Class A	29,241	511,514	26,860	428,819
Class B	N/A	N/A	318	4,930
Class C	1,362	23,158	5,015	77,839
Class R3	29	511	—	—
Class I	812,183	14,218,955	351,987	5,662,694
	11,415,023	199,942,681	54,016,111	944,045,571
Shares redeemed:
Class A	(776,447)	(13,725,862)	(1,112,286)	(18,878,453)
Class B	N/A	N/A	(6,404)	(104,314)
Class B – automatic conversion to Class A Shares	N/A	N/A	(25,651)	(451,455)
Class C	(75,411)	(1,290,378)	(188,332)	(3,143,502)
Class R3	—	—	(163)	(2,944)
Class I	(12,836,890)	(225,685,582)	(10,460,457)	(178,322,147)
	(13,688,748)	(240,701,822)	(11,793,293)	(200,902,815)
Net increase (decrease)	(2,273,725)	$(40,759,141)	42,222,818	$743,142,756
N/A –	Large-Cap Value does not offer Class B Shares. Class B Shares of Large-Cap Value converted to Class A Shares at the close of business on February 15, 2012 and are no longer available for dividend reinvestment or through an exchange from other Nuveen mutual funds.

74	Nuveen Investments

	Small/Mid-Cap Value
	Six Months Ended 12/31/12		Year Ended 6/30/12
	Shares	Amount	Shares	Amount
Shares sold:
Class A	39,163	$804,112	327,952	$6,247,935
Class C	14,839	284,702	62,283	1,187,222
Class R3	9,562	183,020	8,627	174,606
Class I	608,573	12,406,625	395,045	7,790,145
Shares issued to shareholders due to reinvestment of distributions:
Class A	—	—	—	—
Class C	—	—	—	—
Class R3	—	—	—	—
Class I	—	—	—	—
	672,137	13,678,459	793,907	15,399,908
Shares redeemed:
Class A	(51,947)	(1,036,471)	(354,368)	(7,057,064)
Class C	(16,094)	(309,529)	(22,322)	(421,915)
Class R3	(1,938)	(38,120)	(1,871)	(37,128)
Class I	(186,897)	(3,739,048)	(368,745)	(7,169,571)
	(256,876)	(5,123,168)	(747,306)	(14,685,678)
Net increase (decrease)	415,261	$8,555,291	46,601	$714,230

	Small-Cap Value
	Six Months Ended 12/31/12		Year Ended 6/30/12
	Shares	Amount	Shares	Amount
Shares sold:
Class A	110,239	$3,016,201	135,049	$3,392,392
Class C	24,062	623,570	29,761	699,132
Class R3	288	8,000	—	—
Class I	708,387	19,489,470	1,161,844	29,264,020
Shares issued to shareholders due to reinvestment of distributions:
Class A	—	—	—	—
Class C	—	—	—	—
Class R3	—	—	—	—
Class I	—	—	—	—
	842,976	23,137,241	1,326,654	33,355,544
Shares redeemed:
Class A	(122,015)	(3,207,772)	(153,794)	(3,696,846)
Class C	(24,144)	(635,330)	(37,685)	(886,913)
Class R3	—	—	(214)	(5,545)
Class I	(409,524)	(11,277,875)	(1,040,377)	(25,526,851)
	(555,683)	(15,120,977)	(1,232,070)	(30,116,155)
Net increase (decrease)	287,293	$8,016,264	94,584	$3,239,389

Nuveen Investments	75

Notes to Financial Statements (Unaudited) (continued)

	Value Opportunities
	Six Months Ended 12/31/12		Year Ended 6/30/12
	Shares	Amount	Shares	Amount
Shares sold:
Class A	536,463	$15,913,044	12,031,010	$398,955,957
Class A – automatic conversion of Class B Shares	—	—	179	6,132
Class B	—	—	9,315	306,950
Class C	76,051	2,188,773	1,206,678	39,524,376
Class R3	22,605	671,210	190,034	6,263,621
Class I	576,874	17,102,453	12,690,671	429,935,165
Shares issued to shareholders due to reinvestment of distributions:
Class A	360,847	10,561,985	3,155,445	96,095,067
Class B	3,263	93,387	13,640	403,860
Class C	132,850	3,800,839	761,915	22,551,160
Class R3	4,490	131,607	14,420	438,872
Class I	270,180	7,929,809	2,785,366	85,196,992
	1,983,623	58,393,107	32,858,673	1,079,678,152
Shares redeemed:
Class A	(7,441,767)	(219,308,215)	(34,224,206)	(1,091,692,179)
Class B	(65,844)	(1,896,123)	(48,169)	(1,462,049)
Class B – automatic conversion to Class A Shares	—	—	(184)	(6,132)
Class C	(2,974,983)	(85,090,139)	(6,470,059)	(194,403,741)
Class R3	(58,533)	(1,752,147)	(176,965)	(5,878,757)
Class I	(7,137,148)	(210,620,660)	(50,452,170)	(1,594,131,526)
	(17,678,275)	(518,667,284)	(91,371,753)	(2,887,574,384)
Net increase (decrease)	(15,694,652)	$(460,274,177)	(58,513,080)	$(1,807,896,232)

5. Investment Transactions

Purchases and sales (including maturities but excluding short-term investments, where applicable) during the six months ended December 31, 2012, were as follows:

	Multi-Manager Large-Cap Value	Multi-Cap Value	Large-Cap Value	Small/Mid-Cap Value	Small-Cap Value	Value Opportunities
Purchases	$141,926,231	$18,402,282	$70,021,240	$14,660,510	$24,401,544	$285,477,452
Sales and maturities	157,431,576	40,703,519	83,968,759	6,020,968	17,423,718	755,165,721

6. Income Tax Information

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the net asset values of the Funds.

As of December 31, 2012, the cost and unrealized appreciation (depreciation) of investments as determined on a federal income tax basis, were as follows:

	Multi-Manager Large-Cap Value	Multi-Cap Value	Large-Cap Value	Small/Mid-Cap Value	Small-Cap Value	Value Opportunities
Cost of investments	$260,537,959	$142,065,739	$1,070,305,032	$28,105,955	$104,414,029	$683,696,126
Gross unrealized:
Appreciation	$52,036,995	$28,633,086	$111,678,889	$5,114,658	$25,846,353	$74,039,883
Depreciation	(13,147,516)	(13,773,683)	(55,232,083)	(1,020,499)	(7,578,408)	(55,775,116)
Net unrealized appreciation (depreciation) of investments	$38,889,479	$14,859,403	$56,446,806	$4,094,159	$18,267,945	$18,264,767

76	Nuveen Investments

Permanent differences, primarily due to federal taxes paid, distribution reclasses, net operating losses, tax equalization, foreign currency reclassifications, and adjustments for investments in passive foreign investment companies, resulted in reclassifications among the Funds’ components of net assets as of June 30, 2012, the Funds’ last tax year end, as follows:

	Multi-Manager Large-Cap Value	Multi-Cap Value	Large-Cap Value	Small/Mid-Cap Value	Small-Cap Value	Value Opportunities
Capital paid-in	$—	$(235,120)	$(46,752)	$(28,287)	$(226,302)	$(1,202,695)
Undistributed (Over-distribution of) net investment income	(104)	235,068	(1,098)	28,287	226,302	14,597,061
Accumulated net realized gain (loss)	104	52	47,850	—	—	(13,394,366)

The tax components of undistributed net ordinary income and net long-term capital gains as of June 30, 2012, the Funds’ last tax year end, were as follows:

	Multi-Manager Large-Cap Value	Multi-Cap Value	Large-Cap Value	Small/Mid-Cap Value	Small-Cap Value	Value Opportunities
Undistributed net ordinary income*	$3,933,280	$502,955	$7,586,713	$—	$—	$25,470,256
Undistributed net long-term capital gains	—	—	2,446,811	—	—	—
*	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

The tax character of distributions paid during the Funds’ last tax year ended June 30, 2012, was designated for purposes of the dividends paid deduction as follows:

	Multi-Manager Large-Cap Value	Multi-Cap Value	Large-Cap Value	Small/Mid-Cap Value	Small-Cap Value	Value Opportunities
Distributions from net ordinary income*	$3,695,818	$—	$3,805,178	$—	$—	$128,646,179
Distributions from net long-term capital gains	—	—	3,400,813	—	—	137,797,693
*	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

As of June 30, 2012, the Funds’ last tax year end, the following Funds had unused capital loss carryforwards available for federal tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as follows:

	Multi-Manager Large-Cap Value	Multi-Cap Value	Small/Mid-Cap Value*	Small-Cap Value
Expiration:
June 30, 2016	$—	$—	$9,696,398	$—
June 30, 2017	—	143,374,877	21,132,667	—
June 30, 2018	50,334,571	100,615,795	838,796	42,176,345
Total	$50,334,571	$243,990,672	$31,667,861	$42,176,345
*	A portion of Small/Mid-Cap Value’s capital loss carryforwards are subject to an annual limitation under the Internal Revenue Code and related regulations.

During the Funds’ last tax year ended June 30, 2012, the following Funds utilized their capital loss carryforwards as follows:

	Multi-Manager Large-Cap Value	Multi-Cap Value	Small/Mid-Cap Value	Small-Cap Value
Utilized capital loss carryforwards	$13,790,606	$25,939,528	$1,507,039	$11,016,656

Under the Regulated Investment Company Modernization Act of 2010, capital losses incurred by the Funds after December 31, 2010, will not be subject to expiration. During the Funds’ last tax year ended June 30, 2012, there were no post-enactment capital losses generated.

Nuveen Investments	77

Notes to Financial Statements (Unaudited) (continued)

The Funds have elected to defer losses incurred from November 1, 2011 through June 30, 2012, the Funds’ last tax year end, in accordance with federal income tax rules. These losses are treated as having arisen on the first day of the current fiscal year. The following Funds have elected to defer losses as follows:

	Large-Cap Value	Small/Mid-Cap Value	Small-Cap Value	Value Opportunities
Post-October capital losses	$226,590	$—	$—	$37,654,294
Late-year ordinary losses	—	47,866	247,085	—

7. Management Fees and Other Transactions with Affiliates

Each Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within each individual Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables each Fund’s shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee for each Fund, payable monthly, is calculated according to the following schedule:

Average Daily Net Assets	Multi-Manager Large-Cap Value Fund-Level Fee Rate	Multi-Cap Value Fund-Level Fee Rate	Large-Cap Value Fund-Level Fee Rate	Small/Mid-Cap Value Fund-Level Fee Rate	Small-Cap Value Fund-Level Fee Rate	Value Opportunities Fund-Level Fee Rate
For the first $125 million	.5500%	.6300%	.5500%	.6000%	.7500%	.6300%
For the next $125 million	.5375	.6175	.5375	.5875	.7375	.6175
For the next $250 million	.5250	.6050	.5250	.5750	.7250	.6050
For the next $500 million	.5125	.5925	.5125	.5625	.7125	.5925
For the next $1 billion	.5000	.5800	.5000	.5500	.7000	.5800
For net assets over $2 billion	.4750	.5550	.4750	.5250	.6750	.5550

The annual complex-level fee for each Fund, payable monthly, is calculated according to the following schedule:

Complex-Level Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	.2000%
$56 billion	.1996
$57 billion	.1989
$60 billion	.1961
$63 billion	.1931
$66 billion	.1900
$71 billion	.1851
$76 billion	.1806
$80 billion	.1773
$91 billion	.1691
$125 billion	.1599
$200 billion	.1505
$250 billion	.1469
$300 billion	.1445

*	The complex-level fee is calculated based upon the aggregate daily “eligible assets” of all Nuveen Funds. Eligible assets do not include assets attributable to investments in other Nuveen Funds or assets in excess of $2 billion added to the Nuveen Fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. Eligible assets include closed-end fund assets managed by the Adviser that are attributable to financial leverage. For these purposes, financial leverage includes the closed-end funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining eligible assets in certain circumstances. As of December 31, 2012, the complex-level fee rate for each of these Funds was ..1684%.

78	Nuveen Investments

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Adviser is responsible for each Fund’s overall strategy and asset allocation decisions. The Adviser has entered into sub-advisory agreements with Nuveen Asset Management LLC Symphony, ICAP, NWQ and Tradewinds (collectively, the “Sub-Advisers”), under which the Sub-Advisers manage the investment portfolio for their respective Funds. The Sub-Advisers are compensated for their services to the Funds from the management fees paid to the Adviser.

The Adviser has contractually agreed to waive fees and/or reimburse expenses (“Expense Cap”) of each Fund so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, fees incurred in acquiring and disposing of portfolio securities, and extraordinary expenses) do not exceed the average daily net assets of any class of Fund shares in the amounts and for the time periods stated in the following table.

Fund	Temporary Expense Cap	Temporary Expense Cap Expiration Date	Permanent Expense Cap
Multi-Manager Large-Cap Value	0.95%	N/A	1.20%
Multi-Cap Value	1.13	October 31, 2013	N/A
Large-Cap Value	1.10	October 31, 2012	1.35
Small/Mid-Cap Value	1.10	October 31, 2013	1.45
Small-Cap Value	N/A	N/A	1.50
Value Opportunities	N/A	N/A	1.50
N/A	— Not applicable.

The Adviser may voluntarily reimburse expenses from time to time in any of the Funds. Voluntary reimbursements may be terminated at any time at the Adviser's discretion.

The Trust pays no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Board of Trustees has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

During the six months ended December 31, 2012, Nuveen Securities, LLC (the “Distributor”) , a wholly-owned subsidiary of Nuveen, collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to financial intermediaries as follows:

	Multi-Manager Large-Cap Value	Multi-Cap Value	Large-Cap Value	Small/Mid-Cap Value	Small-Cap Value	Value Opportunities
Sales charges collected	$16,781	$4,559	$20,471	$2,900	$11,066	$37,141
Paid to financial intermediaries	14,694	3,961	17,885	2,551	9,641	32,373

The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

During the six months ended December 31, 2012, the Distributor compensated financial intermediaries directly with commission advances at the time of purchase as follows:

	Multi-Manager Large-Cap Value	Multi-Cap Value	Large-Cap Value	Small/Mid-Cap Value	Small-Cap Value	Value Opportunities
Commission advances	$1,488	$1,758	$4,799	$2,183	$4,962	$10,450

To compensate for commissions advanced to financial intermediaries, all 12b-1 service and distribution fees collected on Class B Shares during the first year following a purchase, all 12b-1 distribution fees collected on Class B Shares, and all 12b-1 service and distribution fees collected on Class C Shares during the first year following a purchase are retained by the Distributor. During the six months ended December 31, 2012, the Distributor retained such 12b-1 fees as follows:

	Multi-Manager Large-Cap Value	Multi-Cap Value	Large-Cap Value	Small/Mid-Cap Value	Small-Cap Value	Value Opportunities
12b-1 fees retained	$5,331	$34,825	$8,260	$3,557	$3,451	$52,298

The remaining 12b-1 fees charged to the Funds were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

Nuveen Investments	79

Notes to Financial Statements (Unaudited) (continued)

The Distributor also collected and retained CDSC on share redemptions during the six months ended December 31, 2012, as follows:

	Multi-Manager Large-Cap Value	Multi-Cap Value	Large-Cap Value	Small/Mid-Cap Value	Small-Cap Value	Value Opportunities
CDSC retained	$604	$3,972	$1,661	$128	$159	$23,956

As of December 31, 2012, Nuveen owned shares of the Funds as follows:

	Multi-Manager Large-Cap Value	Multi-Cap Value	Large-Cap Value	Small/Mid-Cap Value	Small-Cap Value	Value Opportunities
Class A	—	—	—	—	—	—
Class B	—	—	N/A	N/A	N/A	—
Class C	—	—	—	—	—	—
Class R3	2,757	—	3,310	3,695	2,767	—
Class I	—	—	—	—	—	—
N/A –	Fund does not offer Class B Shares.

8. New Accounting Pronouncements

Financial Accounting Standards Board (“FASB”) Balance Sheet (Topic 210): Disclosures about Offsetting Assets and Liabilities

In December 2011, the FASB issued Accounting Standards Update (“ASU”) No. 2011-11 (“ASU No. 2011-11”) to enhance disclosures about financial instruments and derivative instruments that are subject to offsetting (“netting”) on the Statement of Assets and Liabilities. This information will enable users of the entity’s financial statements to evaluate the effect or potential effect of netting arrangements on the entity’s financial position. ASU No. 2011-11 is effective prospectively during interim or annual periods beginning on or after January 1, 2013. At this time, management is evaluating the implications of this guidance and the impact it will have to the financial statements amounts and footnote disclosures, if any.

9. Subsequent Events

On February 15, 2013, Small-Cap Value began offering Class R6 Shares as further described in the Fund’s most recent prospectus.

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Annual Investment Management Agreement Approval Process

(Unaudited)

The Board of Trustees (each, a “Board” and each Trustee, a “Board Member”) of the Funds, including the Board Members who are not parties to the Funds’ advisory or sub-advisory agreements or “interested persons” of any such parties (the “Independent Board Members”), is responsible for approving the advisory agreements (each, an “Investment Management Agreement”) between each Fund and Nuveen Fund Advisors, LLC (formerly known as Nuveen Fund Advisors, Inc.) (the “Advisor”) and the sub-advisory agreements (each, a “Sub-Advisory Agreement”) between (a) the Advisor and NWQ Investment Management Company, LLC (“NWQ”) on behalf of each of the following Funds: the Nuveen NWQ Multi-Cap Value Fund, the Nuveen NWQ Large-Cap Value Fund, the Nuveen NWQ Small/Mid-Cap Value Fund and the Nuveen NWQ Small-Cap Value Fund; (b) the Advisor and Tradewinds Global Investors, LLC (“Tradewinds”) on behalf of the Nuveen Tradewinds Value Opportunities Fund; and (c) the Advisor and Institutional Capital LLC (“ICAP”), Nuveen Asset Management, LLC (“Nuveen Asset Management”) and Symphony Asset Management LLC (“Symphony”), respectively, on behalf of the Nuveen Multi-Manager Large-Cap Value Fund, and their periodic continuation. NWQ, Tradewinds, ICAP, Nuveen Asset Management and Symphony are each a “Sub-Advisor” and the Investment Management Agreements and the Sub-Advisory Agreements are referred to collectively as the “Advisory Agreements.” Pursuant to the Investment Company Act of 1940, as amended (the “1940 Act”), the Board is required to consider the continuation of the Advisory Agreements on an annual basis. Accordingly, at an in-person meeting held on May 21-23, 2012 (the “May Meeting”), the Board, including a majority of the Independent Board Members, considered and approved the continuation of the Advisory Agreements for the Funds for an additional one-year period.

In preparation for their considerations at the May Meeting, the Board requested and received extensive materials prepared in connection with the review of the Advisory Agreements. The materials provided a broad range of information regarding the Funds, the Advisor and the Sub-Advisors (the Advisor and the Sub-Advisors are collectively, the “Fund Advisers” and each, a “Fund Adviser”). As described in more detail below, the information provided included, among other things, a review of Fund performance, including Fund investment performance assessments against peer groups and appropriate benchmarks, a comparison of Fund fees and expenses relative to peers, a description and assessment of shareholder service levels for the Funds, a summary of the performance of certain service providers, a review of product initiatives and shareholder communications and an analysis of the Advisor’s profitability with comparisons to comparable peers in the managed fund business. As part of their annual review, the Board also held a separate meeting on April 18-19, 2012, to review the Funds’ investment performance and consider an analysis provided by the Advisor of the Sub-Advisors which generally evaluated the Sub-Advisors’ investment teams, investment mandate, organizational structure and history, investment philosophy and process, performance of the applicable Fund, and significant changes to the foregoing. As a result of their review of the materials and discussions, the Board presented the Advisor with questions and the Advisor responded.

The materials and information prepared in connection with the annual review of the Advisory Agreements supplement the information and analysis provided to the Board during the year. In this regard, throughout the year, the Board, acting directly or through its committees, regularly reviews the performance and various services provided by the Advisor and the Sub-Advisors. The Board meets at least quarterly as well as at other times as the need arises. At its quarterly meetings, the Board reviews reports by the Advisor which include, among other things, Fund performance, a review of the investment teams and reports on compliance, regulatory matters and risk management. The Board also meets with key investment personnel managing the Fund portfolios during the year. In October 2011, the Board also created two new standing committees (the Open-end Fund Committee and the Closed-end Fund Committee) to assist the full Board in monitoring and gaining a deeper insight into the distinctive issues and business practices of open-end and closed-end funds.

In addition, the Board continues its program of seeking to have the Board Members or a subset thereof visit each sub-advisor to the Nuveen funds at least once over a multiple year rotation, meeting with key investment and business personnel. In this regard, the Independent Board Members made site visits to Tradewinds and NWQ in February 2011 during which Symphony also gave a presentation. Further, an ad hoc committee of the Board visited the then-current transfer agents of the Nuveen funds in 2011 and the audit committee of the Board visited the various pricing agents for the Nuveen funds in January 2012.

The Board considers factors and information that are relevant to its annual consideration of the renewal of the Advisory Agreements at the meetings held throughout the year. Accordingly, the Board considers the information provided and knowledge gained at these meetings when performing its annual review of the Advisory Agreements. The Independent Board Members are assisted throughout the process by independent legal counsel who provided materials describing applicable law and the duties of directors or trustees in reviewing advisory contracts and met with the Independent Board Members in executive sessions without management present. In addition, it is important to recognize that the management arrangements for the Nuveen funds are the result of many years of review and discussion between the Independent Board Members and fund management and that the Board Members’ conclusions may be based, in part, on their consideration of fee arrangements and other factors developed in previous years.

The Board considered all factors it believed relevant with respect to each Fund, including among other factors: (a) the nature, extent and quality of the services provided by the Fund Advisers, (b) the investment performance of the Fund and Fund Advisers, (c) the advisory fees and costs of the services to be provided to the Funds and the profitability of the Fund Advisers, (d) the extent of any economies of scale, (e) any benefits derived by the Fund Advisers from the relationship with the Fund and (f) other factors. Each Board Member may have accorded different weight to the various factors in reaching his or her conclusions with respect to a Fund’s Advisory Agreements. The Independent Board Members did not identify any single factor as all important or controlling. The Independent

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Annual Investment Management Agreement Approval Process

(Unaudited) (continued)

Board Members’ considerations were instead based on a comprehensive consideration of all the information presented. The principal factors considered by the Board and its conclusions are described below.

A. Nature, Extent and Quality of Services

In considering renewal of the Advisory Agreements, the Independent Board Members considered the nature, extent and quality of the Fund Adviser’s services, including advisory services and the resulting Fund performance and administrative services. The Independent Board Members further considered the overall reputation and capabilities of the Advisor and its affiliates, the commitment of the Advisor to provide high quality service to the Funds, their overall confidence in the Advisor’s integrity and the Advisor’s responsiveness to questions and concerns raised by them. The Independent Board Members reviewed materials outlining, among other things, the Fund Adviser’s organization and business; the types of services that the Fund Adviser or its affiliates provide to the Funds; the performance record of the applicable Fund (as described in further detail below); and any initiatives Nuveen had taken for the applicable fund product line.

In considering advisory services, the Board recognized that the Advisor provides various oversight, administrative, compliance and other services for the Funds and the Sub-Advisors generally provide the portfolio investment management services to the applicable Funds. In reviewing the portfolio management services provided to each Fund, the Board reviewed the materials provided by the Nuveen Investment Services Oversight Team analyzing, among other things, each applicable Sub-Advisor’s investment team and changes thereto, organization and history, assets under management, Fund objectives and mandate, each investment team’s philosophy and strategies in managing the Fund, developments affecting the Sub-Advisor(s) or Fund and Fund performance (and, in addition, with respect to the Nuveen Multi-Manager Large-Cap Value Fund (the “Multi-Manager Fund”), the performance of the portion of such Fund’s portfolio allocated to the respective Sub-Advisors). The Independent Board Members also reviewed portfolio manager compensation arrangements to evaluate each Fund Adviser’s ability to attract and retain high quality investment personnel, preserve stability, and reward performance but not provide an inappropriate incentive to take undue risks. In addition, the Board considered the Advisor’s execution of its oversight responsibilities over the Sub-Advisors. Given the importance of compliance, the Independent Board Members also considered Nuveen’s compliance program, including the report of the chief compliance officer regarding the Funds’ compliance policies and procedures; the resources dedicated to compliance; and the record of compliance with the policies and procedures.

In addition to advisory services, the Board considered the quality and extent of administrative and other non-investment advisory services the Advisor and its affiliates provide to the Funds, including product management, investment services (such as oversight of investment policies and procedures, risk management, and pricing), fund administration, oversight of service providers, shareholder services and communications, administration of Board relations, regulatory and portfolio compliance and legal support. The Board further recognized Nuveen’s additional investments in personnel, including in compliance and risk management. In reviewing the services provided, the Board also reviewed materials describing various notable initiatives and projects the Advisor performed in connection with the open-end fund product line. These initiatives included efforts to eliminate product overlap through mergers or liquidations; commencement of various new funds; elimination of insurance mandates for various funds; updates in investment policies or guidelines for several funds; and reductions in management fees and expense caps for certain funds.

Based on their review, the Independent Board Members found that, overall, the nature, extent and quality of services provided to the respective Funds under each applicable Advisory Agreement were satisfactory.

B. The Investment Performance of the Funds and Fund Advisers

The Board, including the Independent Board Members, reviewed and considered the performance history of each Fund over various time periods. The Board reviewed, among other things, each Fund’s historic investment performance as well as information comparing the Fund’s performance information with that of other funds (the “Performance Peer Group”) based on data compiled by Nuveen that was provided by an independent provider of mutual fund data and with recognized and/or customized benchmarks (i.e., benchmarks derived from multiple recognized benchmarks).

The Board reviewed reports, including a comprehensive analysis of the Funds’ performance and the applicable investment team. In this regard, the Board reviewed each Fund’s total return information compared to the returns of its Performance Peer Group and recognized and/or customized benchmarks for the quarter, one-, three- and five-year periods ending December 31, 2011, as well as performance information reflecting the first quarter of 2012. With respect to the Multi-Manager Fund, the Independent Board Members also reviewed, among other things, the returns of each sleeve of such Fund relative to the benchmark of such sleeve for the quarter, one- and three-year periods ending December 2011 as well as performance information reflecting the first quarter of 2012.

In reviewing performance comparison information, the Independent Board Members recognized that the usefulness of the comparisons of the performance of certain funds with the performance of their respective Performance Peer Group may be limited because the Performance Peer Group may not adequately represent the objectives and strategies of the applicable funds or may be limited in size or number. The Independent Board Members also noted that the investment experience of a particular shareholder in the Nuveen funds will vary depending on when such shareholder invests in the applicable fund, the class held (if multiple classes are offered in a fund) and the performance of the fund (or respective class) during that shareholder’s investment period. In addition, although the performance below reflects the performance results for the time periods ending as of the most recent calendar year end

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(unless otherwise indicated), the Board also recognized that selecting a different ending time period may derive different results. Furthermore, while the Board is cognizant of the relevant performance of a fund’s peer set and/or benchmark(s), the Board evaluated fund performance in light of the respective fund’s investment objectives, investment parameters and guidelines and recognized that the objectives, investment parameters and guidelines of peers and/or benchmarks may differ to some extent, thereby resulting in differences in performance results. Nevertheless, with respect to any Nuveen funds that the Board considers to have underperformed their peers and/or benchmarks from time to time, the Board monitors such funds closely and considers any steps necessary or appropriate to address such issues.

In considering the results of the comparisons, the Independent Board Members observed, among other things, that the Multi-Manager Fund had demonstrated generally favorable performance in comparison to peers, performing in the first or second quartile over various periods. The Nuveen NWQ Small/Mid-Cap Value Fund (the “Small/Mid-Cap Fund”), also demonstrated generally favorable performance, performing in the first quartile for the one- and three-year periods, although such Fund was in the third quartile for the five-year period. The Independent Board Members observed that the Nuveen NWQ Small-Cap Value Fund (the “Small-Cap Fund”) lagged its peers somewhat in the longer five-year period, but its performance had improved in the recent one-year period (noting that although such Fund was in the fourth quartile in the five-year period, it was in the first quartile in the one- and three-year periods). Further, they noted that the Nuveen Tradewinds Value Opportunities Fund (the “Value Opportunities Fund”) lagged its peers somewhat in the short-term one-year period, but demonstrated more favorable performance in the longer three- and/or five-year periods. Finally, with respect to the Nuveen NWQ Large-Cap Value Fund (the “Large-Cap Value Fund”) and the Nuveen NWQ Multi-Cap Value Fund, (the “Multi-Cap Value Fund”), the Independent Board Members noted that such Funds had lagged their peers and/or benchmarks over various periods (although the Multi-Cap Value Fund was in the second quartile for the three-year period and the first quartile for the first quarter of 2012). With respect to the Nuveen funds that have shown periods of underperformance, the Board considered the factors affecting performance and was satisfied with the process followed in seeking to address any performance issues in light of the fund’s investment strategy.

Based on their review, the Independent Board Members determined that each Fund’s investment performance had been satisfactory.

C. Fees, Expenses and Profitability

1. Fees and Expenses

The Board evaluated the management fees and expenses of each Fund reviewing, among other things, such Fund’s gross management fees, net management fees and net expense ratios in absolute terms as well as compared to the fee and expenses of a comparable universe of funds provided by an independent fund data provider (the “Peer Universe”) and to a more focused subset of funds in the Peer Universe (the “Peer Group”) and any expense limitations.

The Independent Board Members further reviewed the methodology regarding the construction of the applicable Peer Universe and Peer Group. In reviewing the comparisons of fee and expense information, the Independent Board Members took into account that in certain instances various factors such as: the limited size and particular composition of the Peer Universe or Peer Group (including the inclusion of other Nuveen funds in the peer set); expense anomalies; changes in the funds comprising the Peer Universe or Peer Group from year to year; levels of reimbursement or fee waivers; and the timing of information used may impact the comparative data, thereby limiting somewhat the ability to make a meaningful comparison with peers.

In reviewing the fee schedule for a Fund, the Independent Board Members also considered the fund-level and complex-wide breakpoint schedules (described in further detail below) and any fee waivers and reimbursements provided by Nuveen. In reviewing fees and expenses, the Board considered the expenses and fees to be higher if they were over 10 basis points higher, slightly higher if they were approximately 6 to 10 basis points higher, in line if they were within approximately 5 basis points higher than the peer average and below if they were below the peer average of the Peer Group. In reviewing the reports, the Board noted that the overwhelming majority of the Nuveen funds were at, close to or below their Peer Group or Peer Universe (if no separate Peer Group) average based on the net total expense ratio. The Independent Board Members noted that the Multi-Manager Fund and the Small-Cap Fund each had net management fees slightly higher or higher than the peer average but net expense ratios below or in line with the peer average. In addition, the Independent Board Members noted that the Multi-Cap Value Fund and the Value Opportunities Fund each had slightly higher net management fees than their peer average and a slightly higher or higher net expense ratio compared to their peer average, although they recognized the limits of the peer comparisons for the Multi-Cap Value Fund and noted that the management fee for the Value Opportunities Fund was reduced effective July 1, 2010. With respect to the Large-Cap Value Fund and the Small/Mid Cap Value Fund, the Independent Board Members observed that such Funds had net management fees and net expense ratios (including fee waivers and expense reimbursements, if any) below or in line with their peer averages.

Based on their review of the fee and expense information provided, the Independent Board Members determined that each Fund’s management fees were reasonable in light of the nature, extent and quality of services provided to the Fund.

2. Comparisons with the Fees of Other Clients

The Independent Board Members further reviewed information regarding the nature of services and range of fees offered by the Advisor to other clients, including separately managed accounts (both retail and institutional accounts), collective trusts, foreign

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Annual Investment Management Agreement Approval Process

(Unaudited) (continued)

investment funds offered by Nuveen and funds that are not offered by Nuveen but are sub-advised by one of Nuveen’s investment management teams. In evaluating the comparisons of fees, the Independent Board Members noted that the fee rates charged to the Funds and other clients vary, among other things, because of the different services involved and the additional regulatory and compliance requirements associated with registered investment companies, such as the Funds. Accordingly, the Independent Board Members considered the differences in the product types, including, but not limited to, the services provided, the structure and operations, product distribution and costs thereof, portfolio investment policies, investor profiles, account sizes and regulatory requirements. The Independent Board Members noted, in particular, that the range of services provided to the Funds (as discussed above) is much more extensive than that provided to separately managed accounts. Given the inherent differences in the various products, particularly the extensive services provided to the Funds, the Independent Board Members believe such facts justify the different levels of fees.

In considering the fees of the Sub-Advisors, the Independent Board Members also considered the pricing schedule or fees that the Sub-Advisors charge for similar investment management services for other Nuveen funds (if any), funds of other sponsors (if any), and other clients (such as retail and/or institutional managed accounts), as applicable. With respect to Symphony, the Independent Board Members also reviewed the fees it assesses for equity and taxable fixed-income hedge funds it manages, which include a performance fee. The Independent Board Members noted that with respect to ICAP, the sub-advisory fees were the result of arm’s-length negotiations.

3. Profitability of Fund Advisers

In conjunction with its review of fees, the Independent Board Members also considered the profitability of Nuveen for its advisory activities and its financial condition. The Independent Board Members reviewed the revenues and expenses of Nuveen’s advisory activities for the last two calendar years, the allocation methodology used in preparing the profitability data and an analysis of the key drivers behind the changes in revenues and expenses that impacted profitability in 2011. The Independent Board Members noted this information supplemented the profitability information requested and received during the year to help keep them apprised of developments affecting profitability (such as changes in fee waivers and expense reimbursement commitments). In this regard, the Independent Board Members noted that they have an Independent Board Member serve as a point person to review and keep them apprised of changes to the profitability analysis and/or methodologies during the year. The Independent Board Members also considered Nuveen’s revenues for advisory activities, expenses, and profit margin compared to that of various unaffiliated management firms with comparable assets under management (based on asset size and asset composition).

In reviewing profitability, the Independent Board Members recognized the Advisor’s continued investment in its business to enhance its services, including capital improvements to investment technology, updated compliance systems, and additional personnel in compliance, risk management, and product development as well as its ability to allocate resources to various areas of the Advisor as the need arises. In addition, in evaluating profitability, the Independent Board Members also recognized the subjective nature of determining profitability which may be affected by numerous factors including the allocation of expenses. Further, the Independent Board Members recognized the difficulties in making comparisons as the profitability of other advisers generally is not publicly available and the profitability information that is available for certain advisers or management firms may not be representative of the industry and may be affected by, among other things, the adviser’s particular business mix, capital costs, types of funds managed and expense allocations. Notwithstanding the foregoing, the Independent Board Members reviewed Nuveen’s methodology and assumptions for allocating expenses across product lines to determine profitability. In reviewing profitability, the Independent Board Members recognized Nuveen’s investment in its fund business. Based on their review, the Independent Board Members concluded that the Advisor’s level of profitability for its advisory activities was reasonable in light of the services provided.

With respect to sub-advisers affiliated with Nuveen, including Symphony, NWQ, Tradewinds and Nuveen Asset Management, the Independent Board Members reviewed the sub-adviser’s revenues, expenses and profitability margins (pre- and post-tax) for its advisory activities and the methodology used for allocating expenses among the internal sub-advisers. Similarly, with respect to ICAP, the Independent Board Members also considered the Sub-Advisor’s revenues, expenses and profitability margins (pre- and post-tax) for its advisory activities with the Multi-Manager Fund. Based on their review, the Independent Board Members were satisfied that each Sub-Advisor’s level of profitability was reasonable in light of the services provided.

In evaluating the reasonableness of the compensation, the Independent Board Members also considered other amounts paid to a Fund Adviser by the Funds as well as any indirect benefits (such as soft dollar arrangements, if any) the Fund Adviser and its affiliates receive, or are expected to receive, that are directly attributable to the management of the Funds, if any. See Section E below for additional information on indirect benefits a Fund Adviser may receive as a result of its relationship with the Funds. Based on their review of the overall fee arrangements of each Fund, the Independent Board Members determined that the advisory fees and expenses of the respective Fund were reasonable.

D. Economies of Scale and Whether Fee Levels Reflect These Economies of Scale

With respect to economies of scale, the Independent Board Members have recognized the potential benefits resulting from the costs of a fund being spread over a larger asset base, although economies of scale are difficult to measure and predict with precision, particularly on a fund-by-fund basis. One method to help ensure the shareholders share in these benefits is to include breakpoints in

84	Nuveen Investments

the advisory fee schedule. Generally, management fees for funds in the Nuveen complex are comprised of a fund-level component and a complex-level component, subject to certain exceptions. Accordingly, the Independent Board Members reviewed and considered the applicable fund-level breakpoints in the advisory fee schedules that reduce advisory fees as asset levels increase.

In addition to fund-level advisory fee breakpoints, the Board also considered the Funds’ complex-wide fee arrangement. Pursuant to the complex-wide fee arrangement, the fees of the funds in the Nuveen complex are generally reduced as the assets in the fund complex reach certain levels. The complex-wide fee arrangement seeks to provide the benefits of economies of scale to fund shareholders when total fund complex assets increase, even if assets of a particular fund are unchanged or have decreased. The approach reflects the notion that some of Nuveen’s costs are attributable to services provided to all its funds in the complex and therefore all funds benefit if these costs are spread over a larger asset base. In addition, with the acquisition of the funds previously advised by FAF Advisors, Inc., the Board noted that a portion of such funds’ assets at the time of acquisition were deemed eligible to be included in the complex-wide fee calculation in order to deliver fee savings to shareholders in the combined complex and such funds were subject to differing complex-level fee rates.

Based on their review, the Independent Board Members concluded that the breakpoint schedules and complex-wide fee arrangement were acceptable and reflect economies of scale to be shared with shareholders when assets under management increase.

E. Indirect Benefits

In evaluating fees, the Independent Board Members received and considered information regarding potential “fall out” or ancillary benefits the respective Fund Adviser or its affiliates may receive as a result of its relationship with each Fund. In this regard, the Independent Board Members considered, among other things, any sales charges, distribution fees and shareholder services fees received and retained by the Funds’ principal underwriter, an affiliate of the Advisor, which includes fees received pursuant to any 12b-1 plan. The Independent Board Members, therefore, considered the 12b-1 fees retained by Nuveen during the last calendar year.

In addition to the above, the Independent Board Members considered whether the Fund Advisers received any benefits from soft dollar arrangements whereby a portion of the commissions paid by a Fund for brokerage may be used to acquire research that may be useful to the Fund Adviser in managing the assets of the Funds and other clients. The Independent Board Members recognized that the Advisor and Nuveen Asset Management have the authority to pay a higher commission in return for brokerage and research services if they determine in good faith that the commission paid is reasonable in relation to the value of the brokerage and research services provided and may benefit from such soft dollar arrangements. In addition, the Independent Board Members considered that ICAP, NWQ and Tradewinds may benefit from their soft dollar arrangements pursuant to which they receive research from brokers that execute the applicable Funds’ portfolio transactions. Similarly, the Board recognized that the research received pursuant to soft dollar arrangements by the foregoing Fund Advisers may also benefit a Fund and shareholders to the extent the research enhances the ability of the Fund Adviser to manage the Fund. The Independent Board Members noted that these Fund Advisers’ profitability may be somewhat lower if they did not receive the research services pursuant to the soft dollar arrangements and had to acquire such services directly. The Board considered that Symphony currently does not enter into soft dollar arrangements; however, it has adopted a soft dollar policy in the event it does so in the future.

Based on their review, the Independent Board Members concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the Funds were reasonable and within acceptable parameters.

F. Other Considerations

The Independent Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, unanimously concluded that the terms of each Advisory Agreement are fair and reasonable, that the respective Fund Adviser’s fees are reasonable in light of the services provided to each Fund and that the Advisory Agreements be renewed.

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Glossary of Terms Used in this Report

Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

Lipper Global Multi-Cap Value Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Global Multi-Cap Value Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charge.

Lipper Large-Cap Value Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Large-Cap Value Funds Classification. The Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charge.

Lipper Multi-Cap Value Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Multi-Cap Value Funds Classification. The Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charge.

Lipper Small-Cap Core Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Small-Cap Core Funds Classification. The Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charge.

Net Asset Value (NAV): The net market value of all securities held in a portfolio.

Net Asset Value (NAV) Per Share: The market value of one share of a mutual fund or closed-end fund. For a Fund, the NAV is calculated daily by taking the Fund’s total assets (securities, cash, and accrued earnings), subtracting the Fund’s liabilities, and dividing by the number of shares outstanding.

Russell 1000® Value Index: An index that measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. Index returns assume reinvestment of distributions, but do not include the effects of any applicable sales charges or management fees.

Russell 2000® Value Index: An index that measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. Index returns assume reinvestment of distributions, but do not include the effects of any applicable sales charges or management fees.

Russell 2500® Index: An index that measures the performance of the 2,500 smallest companies in the Russell 3000 Index, which represents approximately 20% of the total market capitalization of the Russell 3000 Index. Index returns assume reinvestment of dividends, but do not include the effects of any applicable sales charges or management fees.

Russell 3000® Value Index: An index that measures the performance of those Russell 3000 companies with lower price-to-book ratios and higher forecasted growth values. Index returns assume reinvestment of distributions, but do not include the effects of any applicable sales charges or management fees.

S&P 500® Index: An unmanaged index generally considered representative of the U.S. stock market. Index returns assume reinvestment of distributions, but do not include the effects of any applicable sales charges or management fees.

Tax Equalization: The practice of treating a portion of the distribution made to a redeeming shareholder, which represents his proportionate part of undistributed net investment income and capital gain as a distribution for tax purposes. Such amounts are referred to as the equalization debits (or payments) and will be considered a distribution to the shareholder of net investment income and capital gain for calculation of the Fund’s dividends paid deduction.

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Additional Fund Information

Fund Manager

Nuveen Fund Advisors, LLC

333 West Wacker Drive

Chicago, IL 60606

Sub-Advisers

Institutional Capital LLC

225 West Wacker Drive

Chicago, IL 60606

Nuveen Asset Management, LLC

333 West Wacker Drive

Chicago, IL 60603

NWQ Investment Management Company, LLC

2049 Century Park East, 16th Floor

Los Angeles, CA 90067

Symphony Asset Management LLC

555 California Street

Rene Suite 2975

San Francisco, CA 94104

Tradewinds Global Investors, LLC

2049 Century Park East, 20th Floor.

Los Angeles, CA 90067

Legal Counsel

Chapman and Cutler LLP

Chicago, IL

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

Chicago, IL

Custodian

State Street Bank & Trust Company

Boston, MA

Transfer Agent and Shareholder Services

Boston Financial

Data Services

Nuveen Investor Services

P.O. Box 8530

Boston, MA 02266-8530

(800) 257-8787

Quarterly Portfolio of Investments and Proxy Voting Information: You may obtain (i) each Fund’s quarterly portfolio of investments, (ii) information regarding how the Funds voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, and (iii) a description of the policies and procedures that the Funds used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments at (800) 257-8787 or on Nuveen’s website at www.nuveen.com.

You may also obtain this and other Fund information directly from the Securities and Exchange Commission (SEC). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC at (202) 942-8090 for room hours and operation. You may also request Fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC’s Public Reference Section at 100 F Street NE, Washington, D.C. 20549.

The Financial Industry Regulatory Authority (FINRA) provides a Public Disclosure Program which supplies certain information regarding the disciplinary history of FINRA members and their associated persons in response to either telephone inquiries at (800) 289-9999 or written inquiries at www.finra.org. FINRA also provides an investor brochure that includes information describing the Public Disclosure Program.

Nuveen Investments	87

Nuveen Investments:

Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen Investments provides high-quality investment services designed to help secure the longterm goals of institutional and individual investors as well as the consultants and financial advisors who serve them. Nuveen Investments markets a wide range of specialized investment solutions which provide investors access to capabilities of its high-quality boutique investment affiliates-Nuveen Asset Management, Symphony Asset Management, NWQ Investment Management Company, Santa Barbara Asset Management, Tradewinds Global Investors, Winslow Capital Management, and Gresham Investment Management. In total, Nuveen Investments managed approximately $219 billion as of December 31, 2012.

Find out how we can help you.

To learn more about how the products and services of Nuveen Investments may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/mf

Distributed by Nuveen Securities, LLC 333 West Wacker Drive Chicago, IL 60606 www.nuveen.com

MSA-NWQ-1212D

Mutual Funds

Nuveen Equity Funds

For investors seeking high current income and long-term capital appreciation.

Semi-Annual Report

December 31, 2012

Nuveen NWQ Equity Income Fund

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Must be preceded by or accompanied by a prospectus.	NOT FDIC INSURED	MAY LOSE VALUE	NO BANK GUARANTEE

Chairman’s

Letter to Shareholders

Dear Shareholders,

Despite the global economy’s ability to muddle through the many economic headwinds of 2012, investors continue to have good reasons to remain cautious. The European Central Bank’s decisions to extend intermediate term financing to major European banks and to support sovereign debt markets have begun to show signs of a stabilized euro area financial market. The larger member states of the European Union (EU) are working diligently to strengthen the framework for a tighter financial and banking union and meaningful progress has been made by agreeing to centralize large bank regulation under the European Central Bank. However, economic conditions in the southern tier members are not improving and the pressures on their political leadership remain intense. The jury is out on whether the respective populations will support the continuing austerity measures that are needed to meet the EU fiscal targets.

In the U.S., the Fed remains committed to low interest rates into 2015 through its third program of Quantitative Easing (QE3). Inflation remains low but a growing number of economists are expressing concern about the economic distortions resulting from negative real interest rates. The highly partisan atmosphere in Congress led to a disappointingly modest solution for dealing with the end-of-year tax and spending issues. Early indications for the new Congressional term have not given much encouragement that the atmosphere for dealing with the sequestration legislation and the debt ceiling issues, let alone a more encompassing “grand bargain,” will be any better than the last Congress. Over the longer term, there are some encouraging trends for the U.S. economy: house prices are beginning to recover, banks and corporations continue to strengthen their financial positions and incentives for capital investment in the U.S. by domestic and foreign corporations are increasing due to more competitive energy and labor costs.

During 2012 U.S. investors have benefited from strong returns in the domestic equity markets and solid returns in most fixed income markets. However, many of the macroeconomic risks of 2012 remain unresolved, including negotiating through the many U.S. fiscal issues, managing the risks of another year of abnormally low U.S. interest rates, sustaining the progress being made in the euro area and reducing the potential economic impact of geopolitical issues, particularly in the Middle East. In the face of these uncertainties, the experienced investment professionals at Nuveen Investments seek out investments that are enjoying positive economic conditions. At the same time they are always on the alert for risks in markets subject to excessive optimism or for opportunities in markets experiencing undue pessimism. Monitoring this process is a critical function for the Fund Board as it oversees your Nuveen Fund on your behalf.

As always, I encourage you to communicate with your financial consultant if you have any questions about your investment in a Nuveen Fund. On behalf of the other members of your Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

Robert P. Bremner

Chairman of the Board

February 22, 2013

4	Nuveen Investments

Portfolio Managers’ Comments

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio manager as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Fund disclaims any obligation to update publicly or revise any forward-looking statements or views expressed herein.

The Nuveen NWQ Equity Income Fund features management by NWQ Investment Management Company, LLC, (NWQ) an affiliate of Nuveen Investments. Jon Bosse, Chief Investment Officer of NWQ, and James Stephenson lead the team. Here they talk about their management strategy and the performance of the Fund for the six-month period ended December 31, 2012.

How did the Fund perform during the six-month period ended December 31, 2012?

The table in the Fund Performance and Expense Ratios section of this report provides total returns for the Fund’s Class A Shares for the six-month, one-year and since inception periods ended December 31, 2012. The Fund’s Class A Share total returns are compared with the performance of their corresponding market index and Lipper classification average. A more detailed account of the Fund’s performance is provided later in this report.

What is the Fund’s investment strategy?

The Fund is designed to seek high current income and capital appreciation. NWQ attempts to meet this investment objective by investing primarily in dividend-paying equity securities, including common stocks, preferred stocks, warrants to purchase common stocks or preferred stocks, securities convertible into common or preferred stocks (such as convertible bonds and debentures) and other securities with equity characteristics. The Fund cannot invest more than 25% of its net assets in non-common stock investments. Although the Fund invests primarily in U.S. equity securities, the Fund may invest up to 35% of its net assets in non-U.S. equity securities. The Fund also has the ability to write (sell) covered call options.

How did this strategy influence performance during the six-month reporting period ended December 31, 2012?

The Fund’s Class A Shares at net asset value (NAV) underperformed the Russell 1000® Value Index and outperformed the Lipper Equity Income Funds Classification Average during the six-month reporting period ended December 31, 2012.

Several positions contributed to the Fund’s underperformance relative to the benchmark. The investment in Hewlett-Packard Company hurt performance during the period. The company had an opportunity to create value from the combination of shareholder and board activism, cost cuts, and asset sales. However, this restructuring opportunity was overwhelmed by weak fundamentals and a lack of profitability in its EDS (electronic data

Nuveen Investments	5

systems) services business. We sold the Fund’s position in Hewlett Packard during the period. Best Buy Co., Inc.’s share price declined as increased competition from online retailers reduced profit margins. Despite near-term uncertainty, we remain optimistic about the appointment of a new CEO, positive traction in a new store prototype, and ongoing cost reduction initiatives. Lastly, CA Technologies declined due to lower IT spending trends and near term fundamental concerns. We reduced the Fund’s position in October due to our concerns regarding their bookings in their non-mainframe business. In mid-December the company announced a new CEO.

Several positions contributed to the Fund’s positive returns relative to the benchmark. Citigroup Inc.’s share price appreciated due to attractive valuation and improving fundamentals. The company appointed Michael Corbat as its new CEO in late 2012. Corbat’s plan to cut costs by $1.1 billion starting in 2014 was well received by investors. We believe that negative attitudes towards the financial sector have peaked and are likely to improve given strong equity capital ratios and loss reserves built since the credit crisis in 2008. General Motors Company appreciated as the government reduced its stake in the company, removing a significant overhang on the stock. In December, the U.S. Treasury sold 200 million shares back to the company and gave indications that it will liquidate its remaining 19% stake in an orderly fashion over the next 12-15 months. We believe the valuation of the stock remains very attractive. Lastly, Time Warner Inc. appreciated as the company experienced positive ratings momentum across most of its cable networks due to a successful mix of new and returning shows at both TBS and TNT. Ninety percent of Turner’s affiliate fee deals are scheduled for renewal between 2014 through 2016, and the improved ratings provide management with increased bargaining power.

During the period we initiated new positions in Applied Materials Inc., Capital One Financial Corp, Ericsson, and Proctor & Gamble Co. We eliminated positions in Intersil Corporation, and Hewlett-Packard Company as previously mentioned.

We also wrote covered call options on individual stocks, while investing in those same stocks, to enhance returns while foregoing some upside potential.

Risk Considerations

Mutual fund investing involves risk; principal loss is possible. Equity investments are subject to market risk. Foreign investments involve additional risks, including currency fluctuation, political and economic instability, lack of liquidity and differing legal and accounting standards. These risks are magnified in emerging markets. Convertible securities involve risks as the value of the Fund’s convertible securities may decline in response to such factors as rising interest rates and fluctuations in the market price of the common stock underlying the convertible securities. The value of call options sold (written) will be affected by, among other things, changes in the value of the securities or indexes underlying the options and the remaining time to the options’ expiration. By writing call options, the Fund may not participate in any appreciation of its equity portfolio as fully as it would if the Fund did not sell call options.

6	Nuveen Investments

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Nuveen Investments	7

Fund Performance and Expense Ratios

Nuveen NWQ Equity Income Fund

Returns quoted represent past performance, which is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns without sales charges would be lower if the sales charge were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Returns may reflect a contractual agreement between the Fund and the investment adviser to waive certain fees and expenses; see Notes to Financial Statements, Footnote 7 — Management Fees and Other Transactions with Affiliates for more information. In addition, returns may reflect a voluntary expense limitation by the Fund’s investment adviser that may be modified or discontinued at any time without notice. For the most recent month-end performance call (800) 257-8787.

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees. Fund returns assume reinvestment of dividends and capital gains.

Comparative index and Lipper return information is provided for the Fund’s Class A Shares at net asset value (NAV) only.

The expense ratios shown reflect the Fund’s total operating expenses (before fee waivers and/or expense reimbursements, if any) as shown in the Fund’s most recent prospectus. The expense ratios include management fees and other fees and expenses.

Average Annual Total Returns as of December 31, 2012

	Cumulative	Average Annual

	6-Month	1-Year	Since Inception*
Class A Shares at NAV	6.18%	11.32%	8.02%
Class A Shares at maximum Offering Price	0.08%	4.92%	6.10%
Russell 1000® Value Index**	8.13%	17.51%	11.24%
Lipper Equity Income Funds Classification Average**	5.58%	12.45%	11.24%

Class C Shares	5.80%	10.51%	7.22%
Class R3 Shares	6.05%	11.05%	7.76%
Class I Shares	6.26%	11.60%	8.29%

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within twelve months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are only available for purchase by eligible retirement plans. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Gross Expense Ratios	Net Expense Ratios
Class A Shares	4.15%	1.13%
Class C Shares	4.90%	1.88%
Class R3 Shares	4.41%	1.38%
Class I Shares	3.90%	0.88%

The Fund’s investment adviser has agreed to waive fees and/or reimburse expenses through October 31, 2013, so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed .90% (1.15% after October 31, 2013) of the average daily net assets of any class of Fund shares. The expense limitation expiring October 31, 2013, may be terminated or modified prior to that date only with the approval of the Board of Trustees of the Fund. The expense limitation in effect thereafter may be terminated or modified only with the approval of shareholders of the Fund.

*	Since inception returns are from 9/15/09.

**	Refer to the Glossary of Terms Used in this Report for definitions. Indexes and Lipper averages are not available for direct investment.

8	Nuveen Investments

Holding Summaries as of December 31, 2012

This data relates to the securities held in the Fund’s portfolio of investments. It should not be construed as a measure of performance for the Fund itself.

Portfolio Allocation[1]
Common Stocks	99.1%
Call Options Written	(0.0)%
Other[2]	0.9%

Portfolio Composition[1]
Pharmaceuticals	17.9%
Insurance	12.6%
Media	11.6%
Oil, Gas & Consumable Fuels	7.3%
Diversified Financial Services	7.0%
Software	6.2%
Metals & Mining	5.2%
Commercial Banks	3.9%
Communications Equipment	3.8%
Consumer Finance	3.0%
Food & Staples Retailing	2.7%
Other[3]	18.8%

Top Five Common Stock Holdings[1]
Pfizer Inc.	5.0%
Sanofi-Aventis, ADR	4.9%
Wells Fargo & Company	3.9%
Citigroup Inc.	3.7%
CA Technologies, Inc.	3.7%

1	As a percentage of net assets. Holdings are subject to change.

2	Other assets less liabilities.

3	Includes other assets less liabilities, call options written and all industries less than 2.7% of net assets.

Nuveen Investments	9

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including up-front and back-end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. This Example below is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the period.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transaction costs were included, your costs would have been higher.

					Hypothetical Performance
	Actual Performance				(5% annualized return before expenses)
	A Shares	C Shares	R3 Shares	I Shares	A Shares	C Shares	R3 Shares	I Shares
Beginning Account Value (7/01/12)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (12/31/12)	$1,061.80	$1,058.00	$1,060.50	$1,062.60	$1,019.51	$1,015.74	$1,018.30	$1,020.82
Expenses Incurred During Period	$5.82	$9.70	$7.12	$4.52	$5.69	$9.50	$6.97	$4.43

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.12%, 1.87%, 1.37% and .87% for Classes A, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

10	Nuveen Investments

Portfolio of Investments (Unaudited)

Nuveen NWQ Equity Income Fund

December 31, 2012

Shares	Description (1)	Value

	Aerospace & Defense – 1.1%

200	Raytheon Company	$11,512
	Automobiles – 2.6%

975	General Motors Company, (2)	28,109
	Chemicals – 1.6%

300	Mosaic Company	16,989
	Commercial Banks – 3.9%

1,200	Wells Fargo & Company	41,016
	Communications Equipment – 3.8%

1,800	Cisco Systems, Inc.	35,370

500	LM Ericsson Telefonaktiebolaget, Sponsored ADR	5,050
	Total Communications Equipment	40,420
	Consumer Finance – 3.0%

550	Capital One Financial Corporation	31,862
	Diversified Financial Services – 7.0%

1,000	Citigroup Inc.	39,560

800	JP Morgan Chase & Co.	35,176
	Total Diversified Financial Services	74,736
	Diversified Telecommunication Services – 0.9%

2,200	Frontier Communications Corporation	9,416
	Energy Equipment & Services – 1.0%

300	Halliburton Company	10,407
	Food & Staples Retailing – 2.7%

600	CVS Caremark Corporation	29,010
	Household Products – 0.5%

100	Procter & Gamble Company	6,789
	Industrial Conglomerates – 0.9%

450	General Electric Company	9,446
	Insurance – 12.6%

1,100	American International Group, (2)	38,830

1,500	Hartford Financial Services Group, Inc.	33,660

500	MetLife, Inc.	16,470

800	Symetra Financial Corporation	10,384

1,650	Unum Group	34,353
	Total Insurance	133,697
	Machinery – 1.8%

200	Ingersoll Rand Company Limited, Class A	9,592

200	PACCAR Inc.	9,042
	Total Machinery	18,634
	Media – 11.6%

2,000	Interpublic Group Companies, Inc.	22,040

1,000	MDC Partners, Inc.	11,300

1,350	National CineMedia, Inc.	19,076

400	News Corporation, Class A	10,216

600	Time Warner Inc.	28,698

600	Viacom Inc., Class B	31,644
	Total Media	122,974

Nuveen Investments	11

Portfolio of Investments (Unaudited)

Nuveen NWQ Equity Income Fund (continued)

December 31, 2012

Shares	Description (1)	Value

	Metals & Mining – 5.2%

800	AngloGold Ashanti Limited, Sponsored ADR	$25,096

600	Barrick Gold Corporation	21,006

200	Newmont Mining Corporation	9,288
	Total Metals & Mining	55,390
	Oil, Gas & Consumable Fuels – 7.3%

125	Occidental Petroleum Corporation	9,576

400	Royal Dutch Shell PLC, Class A, ADR	27,580

800	Talisman Energy Inc., (5)	9,064

600	Total SA, Sponsored ADR	31,206
	Total Oil, Gas & Consumable Fuels	77,426
	Pharmaceuticals – 17.9%

900	GlaxoSmithKline PLC, Sponsored ADR	39,123

700	Merck & Company Inc.	28,658

2,100	Pfizer Inc., (5)	52,666

1,100	Sanofi-Aventis, ADR	52,118

475	Teva Pharmaceutical Industries Limited, Sponsored ADR	17,737
	Total Pharmaceuticals	190,302
	Real Estate Investment Trust – 1.3%

800	Redwood Trust Inc.	13,512
	Semiconductors & Equipment – 1.1%

1,000	Applied Materials, Inc.	11,440
	Software – 6.2%

1,795	CA Technologies, Inc.	39,454

1,000	Microsoft Corporation	26,730
	Total Software	66,184
	Specialty Retail – 0.7%

600	Best Buy Co., Inc.	7,110
	Tobacco – 2.4%

300	Philip Morris International	25,092
	Wireless Telecommunication Services – 2.0%

850	Vodafone Group PLC, Sponsored ADR	21,412
	Total Investments (cost $975,327) – 99.1%	1,052,885
	Other Assets Less Liabilities – 0.9% (3)	9,423
	Net Assets – 100%	$1,062,308
Investments in Derivatives at December 31, 2012

Call Options Written outstanding:

Number of Contracts	Type	Notional Amount (4)	Expiration Date	Strike Price	Value (3)
(4)	Pfizer Inc.	$(10,400)	2/16/13	$26.0	$(76)
(3)	Talisman Energy Inc.	(3,600)	4/20/13	12.0	(180)
(7)	Total Call Options Written (premiums received $370)	$(14,000)			$(256)

12	Nuveen Investments

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.

(3)	Other Assets Less Liabilities includes Value of derivative instruments as listed within Investments in Derivatives as of the end of the reporting period.

(4)	For disclosure purposes, Notional Amount is calculated by multiplying the Number of Contracts by the Strike Price by 100.

(5)	Investment, or portion of investment, has been pledged as collateral for call options written during and/or as of the end of the reporting period.

ADR	American Depositary Receipt.

See accompanying notes to financial statements.

Nuveen Investments	13

Statement of Assets and Liabilities (Unaudited)

December 31, 2012

Assets
Investments, at market value (cost $975,327)	$1,052,885
Cash	35,282
Receivables:
Dividends	2,059
From Adviser	1,888
Reclaims	117
Other assets	7
Total assets	1,092,238
Liabilities
Call options written, at value (premiums received $370)	256
Payable for investments purchased	9,833
Accrued expenses:
Professional Fees	5,678
Shareholders reports – printing and mailing expenses	12,654
Trustees fees	6
12b-1 distribution and service fees	393
Other	1,110
Total liabilities	29,930
Net assets	$1,062,308
Class A Shares
Net assets	$265,614
Shares outstanding	12,500
Net asset value per share	$21.25
Offering price per share (net asset value per share plus maximum sales charge of 5.75% of offering price)	$22.55
Class C Shares
Net assets	$265,474
Shares outstanding	12,500
Net asset value and offering price per share	$21.24
Class R3 Shares
Net assets	$265,564
Shares outstanding	12,500
Net asset value and offering price per share	$21.25
Class I Shares
Net assets	$265,656
Shares outstanding	12,500
Net asset value and offering price per share	$21.25
Net Assets Consist of:
Capital paid-in	$987,840
Undistributed (Over-distribution of) net investment income	328
Accumulated net realized gain (loss)	(3,532)
Net unrealized appreciation (depreciation)	77,672
Net assets	$1,062,308
Authorized shares – per class	Unlimited
Par value per share	$0.01

See accompanying notes to financial statements.

14	Nuveen Investments

Statement of Operations (Unaudited)

Six Months Ended December 31, 2012

Dividend Income (net of foreign tax withheld of $414)	$14,013
Expenses
Management fees	3,531
12b-1 service fees – Class A	329
12b-1 distribution and service fees – Class C	1,318
12b-1 distribution and service fees – Class R3	660
Shareholder servicing agent fees and expenses	98
Custodian fees and expenses	6,047
Trustees fees and expenses	13
Professional fees	5,686
Shareholder reporting expenses	7,346
Other expenses	46
Total expenses before fee waiver/expense reimbursement	25,074
Fee waiver/expense reimbursement	(18,175)
Net expenses	6,899
Net investment income	7,114
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	(18,201)
Call options written	4,922
Change in net unrealized appreciation (depreciation) of:
Investments	68,244
Call options written	(917)
Net realized and unrealized gain (loss)	54,048
Net increase (decrease) in net assets from operations	$61,162

See accompanying notes to financial statements.

Nuveen Investments	15

Statement of Changes in Net Assets (Unaudited)

	Six Months Ended 12/31/12	Year Ended 6/30/12
Operations
Net investment income	$7,114	$17,357
Net realized gain (loss) from:
Investments	(18,201)	2,435
Call options written	4,922	4,139
Change in net unrealized appreciation (depreciation) of:
Investments	68,244	(77,645)
Call options written	(917)	1,031
Net increase (decrease) in net assets from operations	61,162	(52,683)
Distributions to Shareholders
From net investment income:
Class A	(1,993)	(4,851)
Class C	(1,013)	(2,886)
Class R3	(1,668)	(4,195)
Class I	(2,322)	(5,509)
From accumulated net realized gains:
Class A	(475)	(24,562)
Class C	(475)	(24,562)
Class R3	(475)	(24,562)
Class I	(475)	(24,562)
Decrease in net assets from distributions to shareholders	(8,896)	(115,689)
Fund Share Transactions
Net proceeds from sale of shares	—	—
Net increase (decrease) in net assets from Fund share transactions	—	—
Net increase (decrease) in net assets	52,266	(168,372)
Net assets at the beginning of period	1,010,042	1,178,414
Net assets at the end of period	$1,062,308	$1,010,042
Undistributed (Over-distribution of) net investment income at the end of period	$328	$210

See accompanying notes to financial statements.

16	Nuveen Investments

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Nuveen Investments	17

Financial Highlights (Unaudited)

Selected data for a share outstanding throughout the period:

Class (Commencement Date)
		Investment Operations			Less Distributions

Year Ended June 30,	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Invest- ment Income	From Accum- ulated Net Realized Gains(b)	Total	Ending Net Asset Value	Total Return(c)
Class A (9/09)
2013(f)	$20.20	$.16	$1.09	$1.25	$(.16)	$(.04)	$(.20)	$21.25	6.18%
2012	23.57	.39	(1.40)	(1.01)	(.39)	(1.97)	(2.36)	20.20	(3.57)
2011	19.81	.34	4.61	4.95	(.36)	(.83)	(1.19)	23.57	25.34
2010(e)	20.00	.30	(.19)	.11	(.30)	—	(.30)	19.81	.48
Class C (9/09)
2013(f)	20.19	.08	1.09	1.17	(.08)	(.04)	(.12)	21.24	5.80
2012	23.56	.23	(1.40)	(1.17)	(.23)	(1.97)	(2.20)	20.19	(4.30)
2011	19.80	.17	4.61	4.78	(.19)	(.83)	(1.02)	23.56	24.43
2010(e)	20.00	.18	(.20)	(.02)	(.18)	—	(.18)	19.80	(.14)
Class R3 (9/09)
2013(f)	20.20	.14	1.08	1.22	(.13)	(.04)	(.17)	21.25	6.05
2012	23.57	.33	(1.39)	(1.06)	(.34)	(1.97)	(2.31)	20.20	(3.81)
2011	19.80	.29	4.62	4.91	(.31)	(.83)	(1.14)	23.57	25.09
2010(e)	20.00	.26	(.20)	.06	(.26)	—	(.26)	19.80	.24
Class I (9/09)
2013(f)	20.21	.19	1.08	1.27	(.19)	(.04)	(.23)	21.25	6.26
2012	23.57	.44	(1.39)	(.95)	(.44)	(1.97)	(2.41)	20.21	(3.28)
2011	19.81	.40	4.61	5.01	(.42)	(.83)	(1.25)	23.57	25.64
2010(e)	20.00	.35	(.20)	.15	(.34)	—	(.34)	19.81	.67

18	Nuveen Investments

Ratios/Supplemental Data
	Ratios to Average Net Assets Before Waiver/Reimbursement				Ratios to Average Net Assets After Waiver/Reimbursement(d)
Ending Net Assets (000)	Expenses		Net Invest- ment Income (Loss)		Expenses		Net Invest- ment Income (Loss)		Portfolio Turnover Rate

$266	4.57	%*	(1.91	)%*	1.12	%*	1.54	%*	15%
253	4.16		(1.19)		1.13		1.85		32
295	5.29		(2.65)		1.13		1.51		44
248	3.79	*	(.82	)*	1.14	*	1.83	*	24

265	5.31	*	(2.66	)*	1.87	*	.79	*	15
252	4.91		(1.94)		1.88		1.09		32
294	6.04		(3.40)		1.88		.76		44
248	4.54	*	(1.57	)*	1.89	*	1.08	*	24

266	4.82	*	(2.16	)*	1.37	*	1.29	*	15
253	4.42		(1.45)		1.38		1.59		32
295	5.54		(2.90)		1.38		1.26		44
248	4.04	*	(1.07	)*	1.39	*	1.58	*	24

266	4.32	*	(1.66	)*	.87	*	1.78	*	15
253	3.91		(.94)		.88		2.10		32
295	5.04		(2.40)		.88		1.76		44
248	3.54	*	(.57	)*	.89	*	2.08	*	24

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Distributions include short-term capital gains, if any.
(c)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(d)	After fee waiver and/or expense reimbursement from the Adviser, where applicable.
(e)	For the period September 15, 2009 (commencement of operations) through June 30, 2010.
(f)	For the six months ended December 31, 2012.
*	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	19

Notes to Financial Statements (Unaudited)

1. General Information and Significant Accounting Policies

General Information

The Nuveen Investment Trust (the “Trust”) is an open-end investment company registered under the Investment Company Act of 1940, as amended. The Trust is comprised of Nuveen NWQ Equity Income Fund (the “Fund”), as a diversified fund, among others. The Trust was organized as a Massachusetts business trust in 1996.

On December 31, 2012, the Fund’s investment adviser converted from a Delaware corporation to a Delaware limited liability company. As a result, Nuveen Fund Advisers, Inc., a wholly-owned subsidiary of Nuveen Investments, Inc. (“Nuveen”), changed its name to Nuveen Fund Advisers, LLC (the “Adviser”). There were no changes to the identities or roles of any personnel as a result of the change.

The Fund’s investment objective is to provide high current income and long-term capital appreciation. Under normal market conditions, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes in equity securities. The Fund invests primarily in income producing common stocks, but may also invest in preferred securities, convertible securities and corporate debt securities. The Fund may also write covered call options on securities in which the Fund holds a long position. The Fund may invest up to 20% of its net assets in fixed-income securities, including up to 10% of its net assets in below investment-grade debt securities, commonly referred to as “high yield,” “high risk” or “junk” bonds. The Fund may also invest up to 25% of its net assets in non-U.S. securities, including up to 10% of its net assets in securities of companies located in emerging markets.

The Fund’s most recent prospectus provides further descriptions of the Fund’s investment objective, principal investment strategies and principal risks.

Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

Investment Valuation

Common stocks and other equity-type securities are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1 for fair value measurement purposes. Securities primarily traded on the NASDAQ National Market (“NASDAQ”) are valued, except as indicated below, at the NASDAQ Official Closing Price and are generally classified as Level 1. However, securities traded on a securities exchange or NASDAQ for which there were no transactions on a given day or securities not listed on a securities exchange or NASDAQ are valued at the last quoted bid price and are generally classified as Level 2. Prices of certain American Depository Receipts (“ADR”) held by the Fund that trade only in limited volume in the United States are valued based on the last traded price, official closing price, or the most recent bid price of the underlying non-U.S.-traded stock, adjusted as appropriate for the underlying-to-ADR conversion ratio and foreign exchange rate, and from time-to-time may also be adjusted further to take into account material events that may take place after the close of the local non-U.S. market but before the close of the New York Stock Exchange, which may represent a transfer from a Level 1 to a Level 2 security.

Prices of fixed-income securities are provided by a pricing service approved by the Fund’s Board of Trustees. These securities are generally classified as Level 2. The pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer, or market activity provided by Nuveen Fund Advisors, Inc. (the “Adviser”), a wholly-owned subsidiary of Nuveen Investments, Inc. (“Nuveen”). These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs.

The value of exchange-traded options are based on the mean of the closing bid and ask prices. Exchange-traded options are generally classified as Level 1. Options traded in the over-the-counter market are valued using an evaluated mean price and are generally classified as Level 2.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Fund’s Board of Trustees or its designee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund’s net asset value (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the

20	Nuveen Investments

obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or as Level 3 depending on the priority of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Fund’s Board of Trustees or its designee.

Refer to Footnote 2 – Fair Value Measurements for further details on the leveling of securities held by the Fund as of the end of the reporting period.

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Fund has instructed the custodian to earmark securities in the Fund’s portfolio with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments. As of December 31, 2012, the Fund had no such outstanding purchase commitments.

Investment Income

Dividend income is recorded on the ex-dividend date or, for foreign securities, when information is available. Interest income, which includes the amortization of premiums and accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Interest income also includes paydown gains and losses, if any.

Professional Fees

Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment, or to pursue other claims or legal actions on behalf of Fund shareholders. Legal fee refund presented on the Statement of Operations reflects a refund of workout expenditures paid in a prior reporting period, when applicable.

Income Taxes

The Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies (“RIC’s”). Therefore, no federal income tax provision is required.

For all open tax years and all major taxing jurisdictions, management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Dividends and Distributions to Shareholders

Dividends from net investment income are declared and distributed to shareholders quarterly. Net realized capital gains from investment transactions, if any, are declared and distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Share Classes and Sales Charges

Class A Shares are generally sold with an up-front sales charge and incur a .25% annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (“CDSC”) if redeemed within twelve months of purchase. Class C Shares are sold without an up-front sales charge but incur a .75% annual 12b-1 distribution fee and a .25% annual 12b-1 service fee. Class C Shares are subject to a CDSC of 1% if redeemed within twelve months of purchase. Class R3 Shares are sold without an up-front sales charge but incur a ..25% annual 12b-1 distribution fee and a .25% annual 12b-1 service fee. Class I Shares are not subject to any sales charge or 12b-1 distribution or service fees.

Options Transactions

The Fund is subject to equity price risk in the normal course of pursuing its investment objectives and is authorized to write (sell) call options on securities in an attempt to manage such risk. When the Fund writes a call option, an amount equal to the net premium received (the premium less commission) is recognized as a component of “Call options written, at value” on the Statement of Assets and Liabilities and is subsequently adjusted to reflect the current value of the written option until the option is exercised or expires or the Fund enters into a closing purchase transaction. The changes in the value of options written during the fiscal period are recognized as a component of “Change in net unrealized appreciation (depreciation) of call options written” on the Statement of Operations. When a call option is exercised or expires or the Fund enters into a closing purchase transaction, the difference between the net premium received and any amount paid at expiration or on executing a closing purchase transaction, including commission, is recognized as a component of “Net realized gain (loss) from call options written” on the Statement of Operations. The Fund, as writer of a call option, has no control over whether the underlying instrument may be sold (called) and as a result bears the risk of an unfavorable change in the market value of the instrument underlying the written option. There is also the risk the Fund may not be able to enter into a closing transaction because of an illiquid market.

Nuveen Investments	21

Notes to Financial Statements (Unaudited) (continued)

During the six months ended December 31, 2012, the Fund wrote covered call options on individual stocks, while investing in these same stocks, to enhance returns while foregoing some upside potential. The average notional amount of call options written during the six months ended December 31, 2012, was ($37,067). The average notional amount is calculated based on the outstanding notional at the beginning of the fiscal year and at the end of each fiscal quarter within the current fiscal year. Refer to Footnote 3 – Derivative Instruments and Hedging Activities and Footnote 5 – Investment Transactions for further details on call options written.

Market and Counterparty Credit Risk

In the normal course of business the Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose the Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of the Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities. Futures contracts, when applicable, expose the Fund to minimal counterparty credit risk as they are exchange traded and the exchange’s clearinghouse, which is counterparty to all exchange traded futures, guarantees the futures contract against default.

The Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of the Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when the Fund has an unrealized loss, the Fund has instructed the custodian to pledge assets of the Fund as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

Multiclass Operations and Allocations

Income and expenses of the Fund that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares, which presently only include 12b-1 distribution and service fees, are recorded to the specific class.

Realized and unrealized capital gains and losses of the Fund are prorated among the classes based on the relative net assets of each class.

Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. Fair Value Measurements

Fair value is defined as the price that the Fund would receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tier hierarchy of valuation input levels.

Level 1 –	Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2 –	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

22	Nuveen Investments

The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of the Fund’s fair value measurements as of the end of the reporting period:

	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Common Stocks	$1,052,885	$—	$—	$1,052,885
Derivatives:
Call Options Written	(256)	—	—	(256)
Total	$1,052,629	$—	$—	$1,052,629

*	Refer to the Fund’s Portfolio of Investments for industry classifications.

The Nuveen funds’ Board of Directors/Trustees is responsible for the valuation process and has delegated the oversight of the daily valuation process to the Adviser’s Valuation Committee. The Valuation Committee, pursuant to the valuation policies and procedures adopted by the Board of Directors/Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the funds’ pricing policies, and reporting to the Board of Directors/Trustees. The Valuation Committee is aided in its efforts by the Adviser’s dedicated Securities Valuation Team, which is responsible for administering the daily valuation process and applying fair value methodologies as approved by the Valuation Committee. When determining the reliability of independent pricing services for investments owned by the funds, the Valuation Committee, among other things, conducts due diligence reviews of the pricing services and monitors the quality of security prices received through various testing reports conducted by the Securities Valuation Team.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors/Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such testing and fair valuation occurrences are reported to the Board of Directors/Trustees.

3. Derivative Instruments and Hedging Activities

The Fund records derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Fund’s investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes. For additional information on the derivative instruments in which the Fund was invested during and at the end of the reporting period, refer to the Portfolio of Investments, Financial Statements and Footnote 1 – General Information and Significant Accounting Policies.

The following table presents the fair value of all derivative instruments held by the Fund as of December 31, 2012, the location of these instruments on the Statement of Assets and Liabilities, and the primary underlying risk exposure.

		Location on the Statement of Assets and Liabilities
Underlying Risk Exposure	Derivative Instrument	Asset Derivatives		Liability Derivatives
		Location	Value	Location	Value
Equity Price	Options	—	$—	Call options written, at value	$(256)

The following tables present the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized for the six months ended December 31, 2012, on derivative instruments, as well as the primary risk exposure associated with each.

Net Realized Gain (Loss) from Call Options Written
Risk Exposure
Equity Price	$4,922

Change in Net Unrealized Appreciation (Depreciation) of Call Options Written
Risk Exposure
Equity Price	$(917)

Nuveen Investments	23

Notes to Financial Statements (Unaudited) (continued)

4. Fund Shares

Transactions in Fund shares were as follows:

	Six Months Ended 12/31/12		Year Ended 6/30/12
	Shares	Amount	Shares	Amount
Shares sold:
Class A	—	$—	—	$—
Class C	—	—	—	—
Class R3	—	—	—	—
Class I	—	—	—	—
Net increase (decrease)	—	$—	—	$—

5. Investment Transactions

Purchases and sales (excluding short-term investments and derivative transactions) during the six months ended December 31, 2012, aggregated $153,787 and $181,586, respectively.

Transactions in call options written during the six months ended December 31, 2012, were as follows:

	Number of Contracts	Premiums Received
Outstanding, beginning of period	40	$3,740
Call options written	24	3,122
Call options terminated in closing purchase transactions	(15)	(2,755)
Call options expired	(20)	(1,500)
Call options exercised	(22)	(2,237)
Outstanding, end of period	7	$370

6. Income Tax Information

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the net asset values of the Fund.

At December 31, 2012, the cost and unrealized appreciation (depreciation) of investments (excluding investments in derivatives), as determined on a federal income tax basis, were as follows:

Cost of investments	$976,033
Gross unrealized:
Appreciation	$125,292
Depreciation	(48,440)
Net unrealized appreciation (depreciation) of investments	$76,852

The tax components of undistributed net ordinary income and net long-term capital gains at June 30, 2012, the Fund’s last tax year end, were as follows:

Undistributed net ordinary income*	$7,600
Undistributed net long-term capital gains	—

*	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.
Undistributed net ordinary income (on a tax basis) has not been reduced for the dividend declared June 28, 2012 and paid on July 2, 2012.

The tax character of distributions paid during the Fund’s last tax year ended June 30, 2012, was designated for purposes of the dividends paid deduction as follows:

Distributions from net ordinary income*	$72,747
Distributions from net long-term capital gains	43,250

*	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

Under the Regulated Investment Company Modernization Act of 2010, capital losses incurred by the Fund after December 31, 2010, will not be subject to expiration. During the Fund’s last tax year ended June 30, 2012, there were no post-enactment capital losses generated.

24	Nuveen Investments

7. Management Fees and Other Transactions with Affiliates

The Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within the Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables Fund shareholders to benefit from growth in the assets within the Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee, payable monthly, is calculated according to the following schedule:

Average Daily Net Assets	Fund-Level Fee Rate
For the first $125 million	0.5000%
For the next $125 million	0.4875
For the next $250 million	0.4750
For the next $500 million	0.4625
For the next $1 billion	0.4500
For net assets over $2 billion	0.4250

The annual complex-level fee, payable monthly, is calculated according to the following schedule:

Complex-Level Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	.2000%
$56 billion	.1996
$57 billion	.1989
$60 billion	.1961
$63 billion	.1931
$66 billion	.1900
$71 billion	.1851
$76 billion	.1806
$80 billion	.1773
$91 billion	.1691
$125 billion	.1599
$200 billion	.1505
$250 billion	.1469
$300 billion	.1445

*	The complex-level fee is calculated based upon the aggregate daily “eligible assets” of all Nuveen Funds. Eligible assets do not include assets attributable to investments in other Nuveen Funds or assets in excess of $2 billion added to the Nuveen Fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. Eligible assets include closed-end fund assets managed by the Adviser that are attributable to financial leverage. For these purposes, financial leverage includes the closed-end funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining eligible assets in certain circumstances. As of December 31, 2012, the complex-level fee rate for the Fund was .1684%.

The management fee compensates the Adviser for the overall investment advisory and administrative services and general office facilities. The Adviser is responsible for the Fund’s overall strategy and asset allocation decisions. The Adviser has entered into a sub-advisory agreement with NWQ Investment Management Company, LLC (“NWQ”), an affiliate of Nuveen, under which NWQ manages the investment portfolio of the Fund, including its options strategy. NWQ is compensated for its services to the Fund from the management fees paid to the Adviser.

The Adviser has agreed to waive fees and/or reimburse expenses through October 31, 2013, so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed .90% (1.15% after October 31, 2013) of the average daily net assets of any class of Fund shares. The Adviser may also voluntarily reimburse additional expenses from time to time. Voluntary reimbursements may be terminated at any time at the Adviser’s discretion.

The Trust pays no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Board of Trustees has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

During the six months ended December 31, 2012, Nuveen Securities, LLC, a wholly-owned subsidiary of Nuveen, retained all 12b-1 fees.

Nuveen Investments	25

Notes to Financial Statements (Unaudited) (continued)

As of December 31, 2012, Nuveen owned shares of the Fund as follows:

Class A Shares	12,500
Class C Shares	12,500
Class R3 Shares	12,500
Class I Shares	12,500

8. New Accounting Pronouncements

Financial Accounting Standards Board (“FASB”) Balance Sheet (Topic 210): Disclosures about Offsetting Assets and Liabilities

In December 2011, the FASB issued Accounting Standards Update (“ASU”) No. 2011-11 (“ASU No. 2011-11”) to enhance disclosures about financial instruments and derivative instruments that are subject to offsetting (“netting”) on the Statement of Assets and Liabilities. This information will enable users of the entity’s financial statements to evaluate the effect or potential effect of netting arrangements on the entity’s financial position. ASU No. 2011-11 is effective prospectively during interim or annual periods beginning on or after January 1, 2013. At this time, management is evaluating the implications of this guidance and the impact it will have to the financial statements amounts and footnote disclosures, if any.

26	Nuveen Investments

Annual Investment Management Agreement Approval Process

(Unaudited)

The Board of Trustees (the“Board” and each Trustee, a “Board Member”) of the Fund, including the Board Members who are not parties to the Fund’s advisory or sub-advisory agreement or “interested persons” of any such parties (the “Independent Board Members”), is responsible for approving the advisory agreement (the “Investment Management Agreement”) between the Fund and Nuveen Fund Advisors, LLC (formerly known as Nuveen Fund Advisors, Inc.) (the “Advisor”) and the sub-advisory agreement (the “Sub-Advisory Agreement”) between the Advisor and NWQ Investment Management Company, LLC (the “Sub-Advisor”) (the Investment Management Agreement and the Sub-Advisory Agreement are referred to collectively as the “Advisory Agreements”) and their periodic continuation. Pursuant to the Investment Company Act of 1940, as amended (the “1940 Act”), the Board is required to consider the continuation of the Advisory Agreements on an annual basis. Accordingly, at an in-person meeting held on May 21-23, 2012 (the “May Meeting”), the Board, including a majority of the Independent Board Members, considered and approved the continuation of the Advisory Agreements for the Fund for an additional one-year period.

In preparation for their considerations at the May Meeting, the Board requested and received extensive materials prepared in connection with the review of the Advisory Agreements. The materials provided a broad range of information regarding the Fund, the Advisor and the Sub-Advisor (the Advisor and the Sub-Advisor are collectively, the “Fund Advisers” and each, a “Fund Adviser”). As described in more detail below, the information provided included, among other things, a review of Fund performance, including Fund investment performance assessments against peer groups and appropriate benchmarks, a comparison of Fund fees and expenses relative to peers, a description and assessment of shareholder service levels for the Fund, a summary of the performance of certain service providers, a review of product initiatives and shareholder communications and an analysis of the Advisor’s profitability with comparisons to comparable peers in the managed fund business. As part of their annual review, the Board also held a separate meeting on April 18-19, 2012, to review the Fund’s investment performance and consider an analysis provided by the Advisor of the Sub-Advisor which generally evaluated the Sub-Advisor’s investment team, investment mandate, organizational structure and history, investment philosophy and process, performance of the Fund, and significant changes to the foregoing. As a result of their review of the materials and discussions, the Board presented the Advisor with questions and the Advisor responded.

The materials and information prepared in connection with the annual review of the Advisory Agreements supplement the information and analysis provided to the Board during the year. In this regard, throughout the year, the Board, acting directly or through its committees, regularly reviews the performance and various services provided by the Advisor and the Sub-Advisor. The Board meets at least quarterly as well as at other times as the need arises. At its quarterly meetings, the Board reviews reports by the Advisor which include, among other things, Fund performance, a review of the investment teams and reports on compliance, regulatory matters and risk management. The Board also meets with key investment personnel managing the Fund portfolios during the year. In October 2011, the Board also created two new standing committees (the Open-end Fund Committee and the Closed-end Fund Committee) to assist the full Board in monitoring and gaining a deeper insight into the distinctive issues and business practices of open-end and closed-end funds.

In addition, the Board continues its program of seeking to have the Board Members or a subset thereof visit each sub-advisor to the Nuveen funds at least once over a multiple year rotation, meeting with key investment and business personnel. In this regard, the Independent Board Members made a site visit to the Sub-Advisor in February 2011. Further, an ad hoc committee of the Board visited the then-current transfer agents of the Nuveen funds in 2011 and the audit committee of the Board visited the various pricing agents for the Nuveen funds in January 2012.

The Board considers factors and information that are relevant to its annual consideration of the renewal of the Advisory Agreements at the meetings held throughout the year. Accordingly, the Board considers the information provided and knowledge gained at these meetings when performing its annual review of the Advisory Agreements. The Independent Board Members are assisted throughout the process by independent legal counsel who provided materials describing applicable law and the duties of directors or trustees in reviewing advisory contracts and met with the Independent Board Members in executive sessions without management present. In addition, it is important to recognize that the management arrangements for the Nuveen funds are the result of many years of review and discussion between the Independent Board Members and fund management and that the Board Members’ conclusions may be based, in part, on their consideration of fee arrangements and other factors developed in previous years.

The Board considered all factors it believed relevant with respect to the Fund, including among other factors: (a) the nature, extent and quality of the services provided by the Fund Advisers, (b) the investment performance of the Fund and Fund Advisers, (c) the advisory fees and costs of the services to be provided to the Fund and the profitability of the Fund Advisers, (d) the extent of any economies of scale, (e) any benefits derived by the Fund Advisers from the relationship with the Fund and (f) other factors. Each Board Member may have accorded different weight to the various factors in reaching his or her conclusions with respect to the Fund’s Advisory Agreements. The Independent Board Members did not identify any single factor as all important or controlling. The Independent Board Members’ considerations were instead based on a comprehensive consideration of all the information presented. The principal factors considered by the Board and its conclusions are described below.

A. Nature, Extent and Quality of Services

In considering renewal of the Advisory Agreements, the Independent Board Members considered the nature, extent and quality of the Fund Adviser’s services, including advisory services and the resulting Fund performance and administrative services. The Independent Board Members further considered the overall reputation and capabilities of the Advisor and its affiliates, the commitment of the

Nuveen Investments	27

Annual Investment Management Agreement Approval Process

(Unaudited) (continued)

Advisor to provide high quality service to the Fund, their overall confidence in the Advisor’s integrity and the Advisor’s responsiveness to questions and concerns raised by them. The Independent Board Members reviewed materials outlining, among other things, the Fund Adviser’s organization and business; the types of services that the Fund Adviser or its affiliates provide to the Fund; the performance record of the Fund (as described in further detail below); and any initiatives Nuveen had taken for the applicable fund product line.

In considering advisory services, the Board recognized that the Advisor provides various oversight, administrative, compliance and other services for the Fund and the Sub-Advisor generally provides the portfolio investment management services to the Fund. In reviewing the portfolio management services provided to the Fund, the Board reviewed the materials provided by the Nuveen Investment Services Oversight Team analyzing, among other things, the Sub-Advisor’s investment team and changes thereto, organization and history, assets under management, Fund objectives and mandate, the investment team’s philosophy and strategies in managing the Fund, developments affecting the Sub-Advisor or Fund and Fund performance. The Independent Board Members also reviewed portfolio manager compensation arrangements to evaluate each Fund Adviser’s ability to attract and retain high quality investment personnel, preserve stability, and reward performance but not provide an inappropriate incentive to take undue risks. In addition, the Board considered the Advisor’s execution of its oversight responsibilities over the Sub-Advisor. Given the importance of compliance, the Independent Board Members also considered Nuveen’s compliance program, including the report of the chief compliance officer regarding the Fund’s compliance policies and procedures; the resources dedicated to compliance; and the record of compliance with the policies and procedures.

In addition to advisory services, the Board considered the quality and extent of administrative and other non-investment advisory services the Advisor and its affiliates provide to the Fund, including product management, investment services (such as oversight of investment policies and procedures, risk management, and pricing), fund administration, oversight of service providers, shareholder services and communications, administration of Board relations, regulatory and portfolio compliance and legal support. The Board further recognized Nuveen’s additional investments in personnel, including in compliance and risk management. In reviewing the services provided, the Board also reviewed materials describing various notable initiatives and projects the Advisor performed in connection with the open-end fund product line. These initiatives included efforts to eliminate product overlap through mergers or liquidations; commencement of various new funds; elimination of insurance mandates for various funds; updates in investment policies or guidelines for several funds; and reductions in management fees and expense caps for certain funds.

Based on their review, the Independent Board Members found that, overall, the nature, extent and quality of services provided to the Fund under each Advisory Agreement were satisfactory.

B. The Investment Performance of the Fund and Fund Advisers

The Board, including the Independent Board Members, reviewed and considered the performance history of the Fund over various time periods. The Board reviewed, among other things, the Fund’s historic investment performance as well as information comparing the Fund’s performance information with that of other funds (the “Performance Peer Group”) based on data compiled by Nuveen that was provided by an independent provider of mutual fund data and with recognized and/or customized benchmarks (i.e., benchmarks derived from multiple recognized benchmarks).

The Board reviewed reports, including a comprehensive analysis of the Fund’s performance and the applicable investment team. In this regard, the Board reviewed the Fund’s total return information compared to the returns of its Performance Peer Group and recognized and/or customized benchmarks for the quarter and one-year periods ending December 31, 2011, as well as performance information reflecting the first quarter of 2012.

In reviewing performance comparison information, the Independent Board Members recognized that the usefulness of the comparisons of the performance of certain funds with the performance of their respective Performance Peer Group may be limited because the Performance Peer Group may not adequately represent the objectives and strategies of the applicable funds or may be limited in size or number. The Independent Board Members also noted that the investment experience of a particular shareholder in the Nuveen funds will vary depending on when such shareholder invests in the applicable fund, the class held (if multiple classes are offered in a fund) and the performance of the fund (or respective class) during that shareholder’s investment period. In addition, although the performance below reflects the performance results for the time periods ending as of the most recent calendar year end (unless otherwise indicated), the Board also recognized that selecting a different ending time period may derive different results. Furthermore, while the Board is cognizant of the relevant performance of a fund’s peer set and/or benchmark(s), the Board evaluated fund performance in light of the respective fund’s investment objectives, investment parameters and guidelines and recognized that the objectives, investment parameters and guidelines of peers and/or benchmarks may differ to some extent, thereby resulting in differences in performance results. Nevertheless, with respect to any Nuveen funds that the Board considers to have underperformed their peers and/or benchmarks from time to time, the Board monitors such funds closely and considers any steps necessary or appropriate to address such issues.

In reviewing the performance information, the Independent Board Members noted that the Fund was relatively new with a shorter performance history available, thereby limiting the ability to make a meaningful assessment of performance.

28	Nuveen Investments

C. Fees, Expenses and Profitability

1. Fees and Expenses

The Board evaluated the management fees and expenses of the Fund reviewing, among other things, the Fund’s gross management fees, net management fees and net expense ratios in absolute terms as well as compared to the fee and expenses of a comparable universe of funds provided by an independent fund data provider (the “Peer Universe”) and to a more focused subset of funds in the Peer Universe (the “Peer Group”) and any expense limitations.

The Independent Board Members further reviewed the methodology regarding the construction of the applicable Peer Universe and Peer Group. In reviewing the comparisons of fee and expense information, the Independent Board Members took into account that in certain instances various factors such as: the limited size and particular composition of the Peer Universe or Peer Group (including the inclusion of other Nuveen funds in the peer set); expense anomalies; changes in the funds comprising the Peer Universe or Peer Group from year to year; levels of reimbursement or fee waivers; and the timing of information used may impact the comparative data, thereby limiting somewhat the ability to make a meaningful comparison with peers.

In reviewing the fee schedule for the Fund, the Independent Board Members also considered the fund-level and complex-wide breakpoint schedules (described in further detail below) and any fee waivers and reimbursements provided by Nuveen. In reviewing fees and expenses, the Board considered the expenses and fees to be higher if they were over 10 basis points higher, slightly higher if they were approximately 6 to 10 basis points higher, in line if they were within approximately 5 basis points higher than the peer average and below if they were below the peer average of the Peer Group. In reviewing the reports, the Board noted that the overwhelming majority of the Nuveen funds were at, close to or below their Peer Group or Peer Universe (if no separate Peer Group) average based on the net total expense ratio. The Independent Board Members noted that the Fund had net management fees and a net expense ratio (including fee waivers and expense reimbursements, if any) below its peer averages.

Based on their review of the fee and expense information provided, the Independent Board Members determined that the Fund’s management fees were reasonable in light of the nature, extent and quality of services provided to it.

2. Comparisons with the Fees of Other Clients

The Independent Board Members further reviewed information regarding the nature of services and range of fees offered by the Advisor to other clients, including separately managed accounts (both retail and institutional accounts), collective trusts, foreign investment funds offered by Nuveen and funds that are not offered by Nuveen but are sub-advised by one of Nuveen’s investment management teams. In evaluating the comparisons of fees, the Independent Board Members noted that the fee rates charged to the Fund and other clients vary, among other things, because of the different services involved and the additional regulatory and compliance requirements associated with registered investment companies, such as the Fund. Accordingly, the Independent Board Members considered the differences in the product types, including, but not limited to, the services provided, the structure and operations, product distribution and costs thereof, portfolio investment policies, investor profiles, account sizes and regulatory requirements. The Independent Board Members noted, in particular, that the range of services provided to the Fund (as discussed above) is much more extensive than that provided to separately managed accounts. Given the inherent differences in the various products, particularly the extensive services provided to the Fund, the Independent Board Members believe such facts justify the different levels of fees.

In considering the fees of the Sub-Advisor, the Independent Board Members also considered the pricing schedule or fees that the Sub-Advisor charges for similar investment management services for other Nuveen funds, funds of other sponsors (if any), and other clients (such as retail and/or institutional managed accounts).

3. Profitability of Fund Advisers

In conjunction with its review of fees, the Independent Board Members also considered the profitability of Nuveen for its advisory activities and its financial condition. The Independent Board Members reviewed the revenues and expenses of Nuveen’s advisory activities for the last two calendar years, the allocation methodology used in preparing the profitability data and an analysis of the key drivers behind the changes in revenues and expenses that impacted profitability in 2011. The Independent Board Members noted this information supplemented the profitability information requested and received during the year to help keep them apprised of developments affecting profitability (such as changes in fee waivers and expense reimbursement commitments). In this regard, the Independent Board Members noted that they have an Independent Board Member serve as a point person to review and keep them apprised of changes to the profitability analysis and/or methodologies during the year. The Independent Board Members also considered Nuveen’s revenues for advisory activities, expenses, and profit margin compared to that of various unaffiliated management firms with comparable assets under management (based on asset size and asset composition).

In reviewing profitability, the Independent Board Members recognized the Advisor’s continued investment in its business to enhance its services, including capital improvements to investment technology, updated compliance systems, and additional personnel in compliance, risk management, and product development as well as its ability to allocate resources to various areas of the Advisor as the need arises. In addition, in evaluating profitability, the Independent Board Members also recognized the subjective nature of determining profitability which may be affected by numerous factors including the allocation of expenses. Further, the Independent Board Members recognized the difficulties in making comparisons as the profitability of other advisers

Nuveen Investments	29

Annual Investment Management Agreement Approval Process

(Unaudited) (continued)

generally is not publicly available and the profitability information that is available for certain advisers or management firms may not be representative of the industry and may be affected by, among other things, the adviser’s particular business mix, capital costs, types of funds managed and expense allocations. Notwithstanding the foregoing, the Independent Board Members reviewed Nuveen’s methodology and assumptions for allocating expenses across product lines to determine profitability. In reviewing profitability, the Independent Board Members recognized Nuveen’s investment in its fund business. Based on their review, the Independent Board Members concluded that the Advisor’s level of profitability for its advisory activities was reasonable in light of the services provided.

With respect to sub-advisers affiliated with Nuveen, including the Sub-Advisor, the Independent Board Members reviewed the sub-adviser’s revenues, expenses and profitability margins (pre- and post-tax) for its advisory activities and the methodology used for allocating expenses among the internal sub-advisers. Based on their review, the Independent Board Members were satisfied that the Sub-Advisor’s level of profitability was reasonable in light of the services provided.

In evaluating the reasonableness of the compensation, the Independent Board Members also considered other amounts paid to a Fund Adviser by the Fund as well as any indirect benefits (such as soft dollar arrangements, if any) the Fund Adviser and its affiliates receive, or are expected to receive, that are directly attributable to the management of the Fund, if any. See Section E below for additional information on indirect benefits a Fund Adviser may receive as a result of its relationship with the Fund. Based on their review of the overall fee arrangements of the Fund, the Independent Board Members determined that the advisory fees and expenses of the Fund were reasonable.

D. Economies of Scale and Whether Fee Levels Reflect These Economies of Scale

With respect to economies of scale, the Independent Board Members have recognized the potential benefits resulting from the costs of a fund being spread over a larger asset base, although economies of scale are difficult to measure and predict with precision, particularly on a fund-by-fund basis. One method to help ensure the shareholders share in these benefits is to include breakpoints in the advisory fee schedule. Generally, management fees for funds in the Nuveen complex are comprised of a fund-level component and a complex-level component, subject to certain exceptions. Accordingly, the Independent Board Members reviewed and considered the applicable fund-level breakpoints in the advisory fee schedules that reduce advisory fees as asset levels increase.

In addition to fund-level advisory fee breakpoints, the Board also considered the Fund’s complex-wide fee arrangement. Pursuant to the complex-wide fee arrangement, the fees of the funds in the Nuveen complex are generally reduced as the assets in the fund complex reach certain levels. The complex-wide fee arrangement seeks to provide the benefits of economies of scale to fund shareholders when total fund complex assets increase, even if assets of a particular fund are unchanged or have decreased. The approach reflects the notion that some of Nuveen’s costs are attributable to services provided to all its funds in the complex and therefore all funds benefit if these costs are spread over a larger asset base. In addition, with the acquisition of the funds previously advised by FAF Advisors, Inc., the Board noted that a portion of such funds’ assets at the time of acquisition were deemed eligible to be included in the complex-wide fee calculation in order to deliver fee savings to shareholders in the combined complex and such funds were subject to differing complex-level fee rates.

Based on their review, the Independent Board Members concluded that the breakpoint schedules and complex-wide fee arrangement were acceptable and reflect economies of scale to be shared with shareholders when assets under management increase.

E. Indirect Benefits

In evaluating fees, the Independent Board Members received and considered information regarding potential “fall out” or ancillary benefits the respective Fund Adviser or its affiliates may receive as a result of its relationship with the Fund. In this regard, the Independent Board Members considered, among other things, any sales charges, distribution fees and shareholder services fees received and retained by the Fund’s principal underwriter, an affiliate of the Advisor, which includes fees received pursuant to any 12b-1 plan. The Independent Board Members, therefore, considered the 12b-1 fees retained by Nuveen during the last calendar year.

In addition to the above, the Independent Board Members considered whether the Fund Advisers received any benefits from soft dollar arrangements whereby a portion of the commissions paid by the Fund for brokerage may be used to acquire research that may be useful to the Fund Adviser in managing the assets of the Fund and other clients. The Independent Board Members recognized that the Advisor has the authority to pay a higher commission in return for brokerage and research services if it determines in good faith that the commission paid is reasonable in relation to the value of the brokerage and research services provided and may benefit from such soft dollar arrangements. In addition, the Independent Board Members considered that the Sub-Advisor may benefit from its soft dollar arrangements pursuant to which it receives research from brokers that execute the Fund’s portfolio transactions. Similarly, the Board recognized that the research received pursuant to soft dollar arrangements by a Fund Adviser may also benefit the Fund and shareholders to the extent the research enhances the ability of the Fund Adviser to manage the Fund. The Independent Board Members noted that the Fund Advisers’ profitability may be somewhat lower if they did not receive the research services pursuant to the soft dollar arrangements and had to acquire such services directly.

Based on their review, the Independent Board Members concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the Fund were reasonable and within acceptable parameters.

30	Nuveen Investments

F. Other Considerations

The Independent Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, unanimously concluded that the terms of each Advisory Agreement are fair and reasonable, that the respective Fund Adviser’s fees are reasonable in light of the services provided to the Fund and that the Advisory Agreements be renewed.

Nuveen Investments	31

Notes

32	Nuveen Investments

Notes

Nuveen Investments	33

Glossary of Terms Used in this Report

Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

Lipper Equity Income Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Equity Income Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charge.

Net Asset Value (NAV): The net market value of all securities held in a portfolio.

Net Asset Value (NAV) Per Share: The market value of one share of a mutual fund or closed-end fund. For a Fund, the NAV is calculated daily by taking the Fund’s total assets (securities, cash, and accrued earnings), subtracting the Fund’s liabilities, and dividing by the number of shares outstanding.

Russell 1000® Value Index: An index that measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. Index returns assume reinvestment of distributions, but do not include the effects of any applicable sales charges or management fees.

34	Nuveen Investments

Additional Fund Information

Fund Manager

Nuveen Fund Advisors, LLC

333 West Wacker Drive

Chicago, IL 60606

Sub-Adviser

NWQ Investment Management

Company, LLC

2049 Century Park East

Los Angeles, CA 90097

Legal Counsel

Chapman and Cutler LLP

Chicago, IL

Independent Registered

Public Accounting Firm

PricewaterhouseCoopers LLP

Chicago, IL

Custodian

State Street Bank & Trust Company

Boston, MA

Transfer Agent and Shareholder Services

Boston Financial

Data Services

Nuveen Investor Services

P.O. Box 8530

Boston, MA 02266-8530

(800) 257-8787

Fund’s Quarterly Portfolio of Investments and Proxy Voting Information: You may obtain (i) the Fund’s quarterly portfolio of investments, (ii) information regarding how the Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, and (iii) a description of the policies and procedures that the Fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments at (800) 257-8787 or on Nuveen’s website at www.nuveen.com.

You may also obtain this and other Fund information directly from the Securities and Exchange Commission (SEC). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC at (202) 942-8090 for room hours and operation. You may also request Fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC’s Public Reference Section at 100 F Street NE, Washington, D.C. 20549.

The Financial Industry Regulatory Authority (FINRA) provides a Public Disclosure Program which supplies certain information regarding the disciplinary history of FINRA members and their associated persons in response to either telephone inquiries at (800) 289-9999 or written inquiries at www.finra.org. FINRA also provides an investor brochure that includes information describing the Public Disclosure Program.

Nuveen Investments	35

Nuveen Investments:

Serving Investors For Generations

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen Investments provides high-quality investment services designed to help secure the long-term goals of institutional and individual investors as well as the consultants and financial advisors who serve them. Nuveen Investments markets a wide range of specialized investment solutions which provide investors access to capabilities of its high-quality boutique investment affiliates-Nuveen Asset Management, Symphony Asset Management, NWQ Investment Management Company, Santa Barbara Asset Management, Tradewinds Global Investors, Winslow Capital Management, and Gresham Investment Management. In total, Nuveen Investments managed approximately $219 billion as of December 31, 2012.

Find out how we can help you.

To learn more about how the products and services of Nuveen Investments may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/mf

Distributed by Nuveen Securities, LLC 333 West Wacker Drive Chicago, IL 60606 www.nuveen.com

MSA-NEQI-1212P

Mutual Funds

Nuveen Income Funds

For investors seeking attractive monthly income and portfolio diversification potential.

Semi-Annual Report

December 31, 2012

Share Class / Ticker Symbol

Fund Name	Class A	Class C	Class R3	Class I
Nuveen Global Total Return Bond Fund	NGTAX	NGTCX	NGTRX	NGTIX

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Chairman’s

Letter to Shareholders

Dear Shareholders,

Despite the global economy’s ability to muddle through the many economic headwinds of 2012, investors continue to have good reasons to remain cautious. The European Central Bank’s decisions to extend intermediate term financing to major European banks and to support sovereign debt markets have begun to show signs of a stabilized euro area financial market. The larger member states of the European Union (EU) are working diligently to strengthen the framework for a tighter financial and banking union and meaningful progress has been made by agreeing to centralize large bank regulation under the European Central Bank. However, economic conditions in the southern tier members are not improving and the pressures on their political leadership remain intense. The jury is out on whether the respective populations will support the continuing austerity measures that are needed to meet the EU fiscal targets.

In the U.S., the Fed remains committed to low interest rates into 2015 through its third program of Quantitative Easing (QE3). Inflation remains low but a growing number of economists are expressing concern about the economic distortions resulting from negative real interest rates. The highly partisan atmosphere in Congress led to a disappointingly modest solution for dealing with the end-of-year tax and spending issues. Early indications for the new Congressional term have not given much encouragement that the atmosphere for dealing with the sequestration legislation and the debt ceiling issues, let alone a more encompassing “grand bargain,” will be any better than the last Congress. Over the longer term, there are some encouraging trends for the U.S. economy: house prices are beginning to recover, banks and corporations continue to strengthen their financial positions and incentives for capital investment in the U.S. by domestic and foreign corporations are increasing due to more competitive energy and labor costs.

During 2012 U.S. investors have benefited from strong returns in the domestic equity markets and solid returns in most fixed income markets. However, many of the macroeconomic risks of 2012 remain unresolved, including negotiating through the many U.S. fiscal issues, managing the risks of another year of abnormally low U.S. interest rates, sustaining the progress being made in the euro area and reducing the potential economic impact of geopolitical issues, particularly in the Middle East. In the face of these uncertainties, the experienced investment professionals at Nuveen Investments seek out investments that are enjoying positive economic conditions. At the same time they are always on the alert for risks in markets subject to excessive optimism or for opportunities in markets experiencing undue pessimism. Monitoring this process is a critical function for the Fund Board as it oversees your Nuveen Fund on your behalf.

As always, I encourage you to communicate with your financial consultant if you have any questions about your investment in a Nuveen Fund. On behalf of the other members of your Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

Robert P. Bremner

Chairman of the Board

February 22, 2013

4	Nuveen Investments

Portfolio Managers’ Comments

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Fund disclaims any obligation to update publicly or revise any forward-looking statements or views expressed herein.

Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

The Fund features portfolio management by Nuveen Asset Management, LLC, an affiliate of Nuveen Investments. Timothy Palmer, CFA, and Steven Lee, CFA, have managed the Fund since its inception in 2011. Here they examine key investment strategies and the Fund’s performance during the six months ending December 31, 2012.

Effective January 1, 2013, the Nuveen Global Total Return Bond Fund is subject to regulation as a commodity pool under the Commodity Exchange Act, and the Adviser has registered with the Commodity Futures Trading Commission (“CFTC”) as a commodity pool operator. The CFTC has proposed amendments to its rules which, upon their compliance dates, will subject the Fund and the Adviser to additional disclosure, reporting and recordkeeping rules, compliance with which is likely to increase the Fund’s expenses.

How did the Fund perform during the six-month period ended December 31, 2012?

The tables in the Fund Performance and Expense Ratios section of this report provide total return performance information for the six-month, one-year and since inception periods ending December 31, 2012. The Fund’s Class A Share total returns are compared with the performance of a Barclays Index and Lipper classification average. The Fund’s Class A Shares at net asset value (NAV) outperformed the Barclays Global Aggregate Unhedged Bond Index and the Lipper Global Income Funds Classification Average for the six-month period.

What strategies were used to manage the Fund during the reporting period? How did these strategies influence performance?

The Fund continued to employ the same fundamental investment strategies and tactics used previously, although implementation of those strategies depended on market conditions. The Fund’s management team used a highly collaborative, research driven approach that we believe offers the best opportunity to achieve consistent, superior long-term performance on a risk-adjusted basis across the full range of market environments. Going into the reporting period, the Fund was generally positioned for an environment of continued moderate economic growth and improving financial conditions, a posture we remained committed to during the period. Nonetheless, during the period we made smaller scaled shifts on an ongoing basis that were geared toward improving the Fund’s profile in response to changing conditions and valuations. These strategic moves are discussed in more detail below. The Fund also continued to invest in various derivative instruments during this reporting period, which are described later in this report.

The Fund benefited from our positioning for an improving global growth outlook throughout the reporting period as both U.S. and global economic data came in

Nuveen Investments	5

somewhat better than anticipated. By the end of the year, the global economy appeared to be on firm footing for moderate growth, while the triple threat of the U.S. fiscal stalemate, European stress and Chinese growth fears all gave signs of stabilization. Investor flows continued to indicate robust demand for fixed income securities during the six-month period as the pressure to find yield provided a strong technical underpinning to the market. This backdrop was supportive of risk assets broadly and the spread sectors of the global fixed income market specifically.

The Fund’s performance benefited from our strategic positioning during the period including: a significant overweight to credit sectors, both investment grade and high yield; a significant underweight to the U.S. dollar, Japanese yen and euro in favor of growth oriented currencies and those offering better fundamentals; and a meaningful exposure to emerging markets. The Fund’s credit positioning and currency selection were roughly equivalent contributors to outperformance during the six-month period. The Fund benefited from the additional yield available from investment-grade and high yield credits in both developed and emerging markets, as well as gains associated with narrowing risk premiums for credit. For example, U.S. investment-grade corporate bonds produced an excess return over Treasuries, U.S. high yield corporates had an excess return, while external emerging market sovereigns and emerging market credit performed even better than high yield. The corporate market was supported by investors’ quest for yield and underpinned by strong fundamentals, gradually improving global economies and accommodative global monetary policy. Another key to performance was the Fund’s overweight and security selection in bank/financial credits within the investment-grade sector. For some time, we have been strong proponents of the value of financial credits based on their solid investment fundamentals. As systemic fears diminished, the market increasingly moved toward this view, with financial spreads tightening versus industrials as the period progressed. Financial exposure and other selection within credit sectors added value above the impact of our overweight.

Currency exposures also benefited the Fund’s performance during the reporting period. The U.S. dollar declined against most currencies globally. Among the major currencies, the Korean won and the Norwegian krone were two of the best performers for the period. The euro saw a recovery from depressed levels as investors reassessed its survival and the U.S. QE3 program pressured the dollar, while Eastern European currencies performed strongly amid stability in the euro zone. The yen declined as the Japanese election set the stage for aggressive fiscal and monetary policies aimed at reflation. With this backdrop, the Fund benefited from overweights in growth-sensitive, developed and emerging currencies, including the Korean won, Mexican peso, Canadian dollar, Norwegian krone, Australian dollar, Turkish lira, and Indian rupee. Meanwhile, Fund results over the period were also aided by underweight positions in the Japanese yen and U.S. dollar.

Our underweight to U.S. Treasuries in favor of sovereign debt from other developed and emerging markets added to Fund performance. However, the Fund’s overall lower-than-market duration (interest rate sensitivity) detracted marginally from performance as interest rates generally declined globally. The Fund’s underweight to European peripherals, notably Spain and Italy, was also a drag on performance as we did not participate fully in the dramatic spread tightening of these markets. We preferred to maintain an underweight to these issues in the “direct line of fire” of the European

6	Nuveen Investments

uncertainty. Our decision was based on the broadly attractive valuations of credit and the availability of other assets that had cheapened in part based on European fears, but were less fundamentally exposed to euro risk. Away from Europe, our market selection in rate exposure was beneficial, offsetting some of the drag from a lower duration.

Although key strategic themes remained in place during the reporting period, we continued to actively rotate the Fund’s exposures in response to developing fundamental conditions and shifting valuations. We maintained the Fund’s emphasis on growth-oriented, higher yielding markets and non-government sectors during the period. Nonetheless, we took advantage of market opportunities to slightly increase the Fund’s weighting in high yield corporates, while repositioning holdings based on credit developments. We also used select new corporate issues and secondary trading to take advantage of individual credit opportunities. We reduced interest rate exposure in Canada and core Europe and increased exposure in the U.K. while reducing overall exposure by the end of the period. We also actively managed the Fund’s currency exposure, maintaining its key country overweights and adding to Mexico and Turkey.

The Fund’s Investments in Derivatives

Futures

U.S. Treasury futures were used to hedge against potential increases in the U.S. interest rates and purchased selected foreign bond futures to gain exposure to those markets. The effect of these activities in the period was positive. These derivative exposures are integrated with the overall portfolio construction and as such losses and gains may be naturally related to/may offset impacts elsewhere in the portfolio.

Swaps

We used credit default swaps as a way to take on credit risk and earn a commensurate credit spread. The effect on performance during the period from credit default swaps was positive. These derivative exposures are integrated with the overall portfolio construction and as such losses and gains may be naturally related to/may offset impacts elsewhere in the portfolio.

Forward Foreign Currency Exchange Contracts

Foreign exchange forwards were used to gain exposure to selected foreign currencies, as well as in some cases to hedge the currency risk present in a foreign bond. The overall effect on the portfolio was a strong positive during the period; these forward contacts, as well as the currency exposure arising from the foreign bonds held in the portfolio, were meaningful drivers of positive performance.

Options Contracts

Options on note and bond futures are used as part of an overall portfolio interest rate strategy. For example, call options may be purchased to hedge the portfolio against adverse interest rate movements while limiting downside exposure to a portfolio. The overall effect of performance during the period from options was slightly positive.

Nuveen Investments	7

Risk Considerations

Mutual fund investing involves risk; principal loss is possible. Debt securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, call risk, and income risk. As interest rates rise, bond prices fall. Below investment grade or high yield debt securities are subject to liquidity risk and heightened credit risk. Non U.S. or foreign investments involve additional risks, including currency fluctuation, political or economic instability, and differing legal or tax standards. These risks are magnified in emerging markets. Asset-backed and mortgage-backed securities are also subject to prepayment risk, liquidity risk, default risk and adverse economic developments. The Fund’s potential use of derivative instruments involves a high degree of financial risk and additional transaction costs.

8	Nuveen Investments

Fund Performance and Expense Ratios

The Fund Performance and Expense Ratios for the Fund are shown on the following page.

Returns quoted represent past performance, which is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns without sales charges would be lower if the sales charge were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Returns may reflect a contractual agreement between the Fund and the investment adviser to waive certain fees and expenses; see Notes to Financial Statements, Footnote 7 — Management Fees and Other Transactions with Affiliates for more information. In addition, returns may reflect a voluntary expense limitation by the Fund’s investment adviser that may be modified or discontinued at any time without notice. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees. Fund returns assume reinvestment of dividends and capital gains.

Comparative index and Lipper return information is provided for the Fund’s Class A Shares at net asset value (NAV) only.

The expense ratios shown reflect the Fund’s total operating expenses (before fee waivers and/or expense reimbursements, if any) as shown in the Fund’s most recent prospectus. The expense ratios include management fees and other fees and expenses.

Nuveen Investments	9

Fund Performance and Expense Ratios (continued)

Nuveen Global Total Return Bond Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this page.

Fund Performance

Average Annual Total Returns as of December 31, 2012

	Cumulative	Average Annual

	6-Month	1-Year	Since Inception*
Class A Shares at NAV	9.36%	17.88%	16.09%
Class A Shares at maximum Offering Price	4.15%	12.31%	10.96%
Barclays Global Aggregate Unhedged Bond Index**	2.78%	4.32%	4.47%
Lipper Global Income Funds Classification Average**	4.89%	8.46%	8.39%

Class C Shares	9.15%	17.37%	15.56%
Class R3 Shares	9.36%	17.90%	16.05%
Class I Shares	9.61%	18.48%	16.63%

Class A Shares have a maximum 4.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are only available to only certain retirement plans. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Gross Expense Ratios	Net Expense Ratios
Class A Shares	1.67%	0.98%
Class C Shares	2.42%	1.72%
Class R3 Shares	1.92%	1.23%
Class I Shares	1.42%	0.73%

The Fund’s investment adviser has agreed to waive fees and/or reimburse expenses through October 31, 2014, so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, acquired fund fees and expenses, taxes, fees incurred in acquiring and disposing of portfolio securities, and extraordinary expenses) do not exceed 0.75% of the average daily net assets of any class of Fund shares. The expense limitation expiring October 31, 2014, may be terminated or modified prior to that date only with the approval of the Board of Trustees of the Fund.

*	Since inception returns are from 12/02/11.

**	Refer to the Glossary of Terms Used in this Report for definitions. Indexes and Lipper averages are not available for direct investment.

10	Nuveen Investments

Yields as of December 31, 2012

Dividend Yield is the most recent dividend per share (annualized) divided by the offering price per share.

The SEC 30-Day Yield is a standardized measure of a Fund’s yield that accounts for the future amortization of premiums or discounts of bonds held in the Fund’s portfolio. The SEC 30-Day Yield is computed under an SEC standardized formula and is based on the maximum offer price per share. Dividend Yield may differ from the SEC 30-Day Yield because the Fund may be paying out more or less than it is earning and it may not include the effect of amortization of bond premium.

	Dividend Yield	SEC 30-Day Yield
Class A Shares[1]	3.89%	2.77%
Class C Shares	3.35%	2.16%
Class R3 Shares	3.84%	2.65%
Class I Shares	4.31%	3.16%

1	The SEC Yield for Class A Shares quoted in the table reflects the maximum sales load. Investors paying a reduced load because of volume discounts, investors paying no load because they qualify for one of the several exclusions from the load, and existing shareholders who previously paid a load but would like to know the SEC Yield applicable to their shares on a going-forward basis, should understand that the SEC Yield effectively applicable to them would be higher than the figure quoted in the table.

Nuveen Investments	11

Holding Summaries as of December 31, 2012

This data relates to the securities held in the Fund’s portfolio of investments. It should not be construed as a measure of performance for the Fund itself.

Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Portfolio Credit Quality1

Fund Allocation[2]
Sovereign Debt	38.6%
Corporate Bonds	38.2%
Asset-Backed and Mortgage-Backed Securities	9.9%
$25 Par (or similar) Preferred Securities	2.3%
Capital Preferred Securities	0.5%
Short-Term Investments	10.5%

Country Allocation[2]
United States	33.9%
United Kingdom	10.0%
Mexico	6.9%
Canada	5.2%
Brazil	4.5%
Turkey	4.0%
Norway	2.5%
Sweden	2.5%
Short-Term Investments[4]	10.5%
Other	20.0%

Corporate Debt: Industries[3]
Oil, Gas & Consumable Fuels	15.3%
Diversified Financial Services	13.0%
Metals & Mining	9.2%
Capital Markets	8.4%
Media	4.9%
Food Products	3.7%
Consumer Finance	3.6%
Commercial Banks	3.5%
Insurance	3.5%
Diversified Telecommunication Services	3.2%
Biotechnology	3.1%
Construction & Engineering	2.8%
Chemicals	2.4%
Wireless Telecommunication Services	1.9%
Energy Equipment & Services	1.7%
Other	19.8%

1	As a percentage of total investments (excluding short-term investments and investments in derivatives). Holdings are subject to change.

2	As a percentage of total investments (excluding investments in derivatives). Holdings are subject to change.

3	As a percentage of total corporate debt holdings. Corporate debt holdings include corporate bonds (high-yield investment grade rated), convertible bonds, and any other debt instruments issued by a corporation (or that references a corporation) held by the Fund. Holdings are subject to change.

4	Denominated in U.S. Dollars.

12	Nuveen Investments

Expense Examples

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including up-front and back-end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held through the period.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transaction costs were included, your costs would have been higher.

	Actual Performance				Hypothetical Performance (5% annualized return before expenses)
	A Shares	C Shares	R3 Shares	I Shares	A Shares	C Shares	R3 Shares	I Shares
Beginning Account Value (7/01/12)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (12/31/12)	$1,093.60	$1,091.50	$1,093.60	$1,096.10	$1,020.32	$1,016.53	$1,019.06	$1,021.58
Expenses Incurred During Period	$5.12	$9.07	$6.44	$3.80	$4.94	$8.74	$6.21	$3.67

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of .97%, 1.72%, 1.22% and .72% for Classes A, C, R3, and I, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Nuveen Investments	13

Portfolio of Investments (Unaudited)

Nuveen Global Total Return Bond Fund

December 31, 2012

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	CORPORATE BONDS – 40.5%

	Aerospace & Defense – 0.1%

$20	Huntington Ingalls Industries Inc., 144A	7.125%	3/15/21	BB	$21,750
	Airlines – 0.1%

25	Delta Air Lines Pass Through Certificates, Series 2012-1B	6.875%	5/07/19	BB	26,031
	Auto Components – 0.5%

45	American & Axle Manufacturing Inc.	6.625%	10/15/22	B	45,675

20	Dana Holding Corporation	6.500%	2/15/19	BB	21,350

25	Pittsburgh Glass Works LLC, 144A	8.500%	4/15/16	B+	23,000
90	Total Auto Components				90,025
	Automobiles – 0.2%

30	Chrysler GP/CG Company	8.000%	6/15/19	B	32,700
	Biotechnology – 1.3%

200	Sinopec Group Overseas Development 2012, 144A	3.900%	5/17/22	Aa3	216,032

20	STHI Holding Corporation, 144A	8.000%	3/15/18	B	21,650
220	Total Biotechnology				237,682
	Building Products – 0.5%

25	Corporativo Javer S.A. de C.V., 144A	9.875%	4/06/21	B1	26,750

25	Roofing Supply Group LLC Finance, 144A	10.000%	6/01/20	B3	28,000

25	USG Corporation, 144A	8.375%	10/15/18	BB–	27,750
75	Total Building Products				82,500
	Capital Markets – 3.3%

125	Goldman Sachs Group, Inc.	6.000%	6/15/20	A	148,527

175	Morgan Stanley Dean Witter & Company	4.875%	11/01/22	BBB+	181,194

70	Morgan Stanley	6.625%	4/01/18	A	82,500

125	Morgan Stanley	5.500%	7/24/20	A	140,626

25	UBS AG Stamford	4.875%	8/04/20	A	29,049
520	Total Capital Markets				581,896
	Chemicals – 1.0%

25	Hexion US Finance	6.625%	4/15/20	Ba3	25,438

25	Huntsman International LLC, Convertible Bond, Series 2011	8.625%	3/15/21	B+	28,563

70	Ineos Finance PLC, 144A	7.500%	5/01/20	B+	73,325

50	Taminco Global Chemical Corporation, 144A	9.750%	3/31/20	B–	54,750
170	Total Chemicals				182,076
	Commercial Banks – 0.6%

25	HSBC Holdings PLC	6.800%	6/01/38	A+	31,972

35	Rabobank Nederland	3.875%	2/08/22	Aa2	37,664

40	Royal Bank of Scotland Group PLC	6.125%	12/15/22	BBB–	42,219
100	Total Commercial Banks				111,855
	Commercial Services & Supplies – 0.2%

27	Ceridian Corporation, 144A	8.875%	7/15/19	B1	29,295
	Communications Equipment – 0.1%

20	Goodman Networks Inc., 144A	12.125%	7/01/18	B	21,900
	Computers & Peripherals – 0.4%

30	Hewlett Packard Company	4.650%	12/09/21	A–	30,117

14	Nuveen Investments

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Computers & Peripherals (continued)

$30	Seagate HDD Cayman	7.000%	11/01/21	BB+	$32,175
60	Total Computers & Peripherals				62,292
	Construction & Engineering – 1.2%

200	Odebrecht Finance Limited, 144A	5.125%	6/26/22	BBB–	217,000
	Consumer Finance – 1.1%

30	Capital One Bank	8.800%	7/15/19	Baa1	40,623

35	Discover Financial Services	5.200%	4/27/22	BBB	39,855

100	Ford Motor Credit Company	6.625%	8/15/17	Baa3	116,847
165	Total Consumer Finance				197,325
	Containers & Packaging – 0.6%

5	Intertape Polymer US Inc.	8.500%	8/01/14	CCC+	5,000

100	Reynolds Group, 144A	7.125%	4/15/19	B+	107,500
105	Total Containers & Packaging				112,500
	Diversified Financial Services – 4.9%

115	Bank of America Corporation	5.875%	1/05/21	A	137,687

100	Bank of America Corporation	5.700%	1/24/22	A	120,255

50	Bank of America Corporation	5.750%	12/01/17	A	58,280

80	Citigroup Inc.	5.375%	8/09/20	A	94,276

30	Citigroup Inc.	6.125%	8/25/36	BBB+	32,696

30	General Electric Capital Corporation	5.300%	2/11/21	AA	34,823

25	General Electric Capital Corporation	6.875%	1/10/39	AA+	33,982

105	JPMorgan Chase & Company	4.350%	8/15/21	A+	117,415

150	JPMorgan Chase & Company	4.500%	1/24/22	A+	169,686

45	JPMorgan Chase & Company	6.400%	5/15/38	A+	60,322
730	Total Diversified Financial Services				859,422
	Diversified Telecommunication Services – 1.4%

25	AT&T, Inc.	5.550%	8/15/41	A2	30,003

35	Brasil Telecom S.A., 144A	5.750%	2/10/22	BBB	36,488

20	CyrusOne LP Finance, 144A	6.375%	11/15/22	B+	20,850

150	Deutsche Telekom International Finance BV, 144A	4.875%	3/06/42	BBB+	160,123
230	Total Diversified Telecommunication Services				247,464
	Electric Utilities – 0.3%

55	APT Pipelines Limited, 144A	3.875%	10/11/22	BBB	54,772
	Energy Equipment & Services – 0.8%

20	Diamond Offshore Drilling Inc.	5.700%	10/15/39	A–	25,657

20	NGPL PipeCo LLC	7.119%	12/15/17	Ba3	21,800

30	Offshore Group Investment Limited, 144A	7.500%	11/01/19	B–	30,300

25	Precision Drilling Corporation	6.500%	12/15/21	Ba1	26,625

25	Weatherford International Limited	7.000%	3/15/38	Baa2	28,857
120	Total Energy Equipment & Services				133,239
	Food Products – 1.6%

200	BRF Brasil Foods S.A., 144A	5.875%	6/06/22	BBB–	220,500

20	JBS USA LLC	7.250%	6/01/21	BB	20,050

40	Tyson Foods	4.500%	6/15/22	BBB	43,301
260	Total Food Products				283,851

Nuveen Investments	15

Portfolio of Investments (Unaudited)

Nuveen Global Total Return Bond Fund (continued)

December 31, 2012

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Gas Utilities – 0.2%

$25	AmeriGas Finance LLC	6.750%	5/20/20	Ba2	$27,438
	Health Care Equipment & Supplies – 0.1%

20	Biomet Inc., 144A	6.500%	8/01/20	B–	21,250
	Health Care Providers & Services – 0.6%

30	Amsurg Corporation, 144A	5.625%	11/30/20	Ba3	31,200

20	Community Health Systems, Inc.	8.000%	11/15/19	B	21,650

25	HCA Holdings Inc.	7.750%	5/15/21	B–	27,125

25	Kindred Healthcare Inc., Term Loan	8.250%	6/01/19	B–	24,313
100	Total Health Care Providers & Services				104,288
	Hotels, Restaurants & Leisure – 0.3%

25	Graton Economic Development Authority, 144A	9.625%	9/01/19	B	26,781

25	Shearer’s Foods LLC, 144A	9.000%	11/01/19	B	26,250
50	Total Hotels, Restaurants & Leisure				53,031
	Household Durables – 0.2%

25	Beazer Homes USA, Inc.	9.125%	6/15/18	CCC+	26,063
	Independent Power Producers & Energy Traders – 0.5%

25	Constellation Energy Group	5.150%	12/01/20	BBB+	28,578

20	GenOn Energy	9.500%	10/15/18	B	23,600

25	NRG Energy Inc.	7.875%	5/15/21	BB	27,750
70	Total Independent Power Producers & Energy Traders				79,928
	Industrial Conglomerates – 0.1%

20	Abengoa Finance SAU, 144A	8.875%	11/01/17	B+	18,800
	Insurance – 1.1%

30	Allied World Assurance Holdings Limited	7.500%	8/01/16	A–	35,446

35	Hartford Financial Services Group Inc.	6.000%	1/15/19	BBB	40,763

30	Liberty Mutual Group Inc., 144A	4.950%	5/01/22	Baa2	32,697

25	MetLife Inc.	6.750%	6/01/16	A–	29,609

20	Prudential Financial Inc.	5.500%	3/15/16	A	22,566

35	Swiss Re Treasury US Corporation, 144A	4.250%	12/06/42	AA–	34,683
175	Total Insurance				195,764
	IT Services – 0.1%

20	First Data Corporation	6.750%	11/01/20	BB–	20,200
	Machinery – 0.6%

40	Terex Corporation	6.000%	5/15/21	B+	42,100

55	Turlock Corporation	4.150%	11/02/42	A–	55,622
95	Total Machinery				97,722
	Media – 2.1%

20	Comcast Corporation	6.400%	5/15/38	BBB+	25,554

55	DIRECTV Holdings LLC	5.200%	3/15/20	BBB	62,415

25	LIN Television Corporation	8.375%	4/15/18	B–	27,375

30	NBC Universal Media LLC	4.375%	4/01/21	BBB+	33,700

35	NBC Universal Media LLC	2.875%	1/15/23	BBB+	35,149

20	News America Holdings Inc.	6.650%	11/15/37	BBB+	25,844

40	Time Warner Inc.	6.100%	7/15/40	BBB	48,429

16	Nuveen Investments

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Media (continued)

$28	Viacom Inc.	4.375%	3/15/43	BBB+	$27,544

60	Vivendi S.A., 144A	4.750%	4/12/22	BBB	62,336

25	WMG Acquisition Group, 144A	6.000%	1/15/21	Ba2	26,375
338	Total Media				374,721
	Metals & Mining – 4.0%

55	Alcoa Inc.	5.400%	4/15/21	BBB–	57,245

25	Anglogold Holdings PLC	6.500%	4/15/40	Baa2	25,731

85	ArcelorMittal	6.500%	2/25/22	BB+	89,209

100	Bumi Investment PTE Limited, 144A	10.750%	10/06/17	B+	88,500

70	Cliffs Natural Resources Inc.	4.800%	10/01/20	BBB–	69,566

50	FMG Resources, 144A	6.000%	4/01/17	BB+	51,000

25	Freeport McMoRan Copper & Gold, Inc.	3.550%	3/01/22	BBB	24,794

25	IAMGOLD Corproation, 144A	6.750%	10/01/20	BB–	24,375

45	Inmet Mining Corporation, 144A	8.750%	6/01/20	B+	49,163

100	Northland Resources AB	13.000%	3/06/17	B–	102,000

20	Taseko Mines Limited	7.750%	4/15/19	B	19,250

35	Teck Resources Limited	6.250%	7/15/41	BBB	41,169

25	Vale Overseas Limited	6.875%	11/10/39	A–	31,345

35	WPE International Cooperatief U.A., 144A	10.375%	9/30/20	B+	30,100
695	Total Metals & Mining				703,447
	Multiline Retail – 0.2%

50	J.C. Penney Corporation Inc.	5.650%	6/01/20	BB–	43,375
	Oil, Gas & Consumable Fuels – 6.6%

25	Alpha Natural Resources Inc.	6.000%	6/01/19	B+	23,000

20	Anadarko Petroleum Corporation	6.200%	3/15/40	BBB–	24,670

80	Apache Corporation	4.250%	1/15/44	A–	81,734

30	Athabasca Oil Corporation, 144A	7.500%	11/19/17	B	30,259

25	Bill Barrett Corporation	7.000%	10/15/22	BB–	25,750

100	Bumi Capital Pte Limited, 144A	12.000%	11/10/16	B+	94,500

25	Calumet Specialty Products	9.375%	5/01/19	B	27,125

25	Chesapeake Energy Corporation	9.500%	2/15/15	BB–	28,250

20	Crosstex Energy Finance	8.875%	2/15/18	B+	21,600

25	Deep Drilling Company	14.250%	3/05/15	N/R	26,126

25	Drill Rigs Holdings Inc., 144A	6.500%	10/01/17	B	24,875

25	Halcon Resources Limited Liability Corporation, 144A	9.750%	7/15/20	B3	27,000

20	Kodiak Oil and Gas Corporation, 144A	8.125%	12/01/19	B–	22,050

20	Linn Energy LLC Finance Corporation, 144A	6.250%	11/01/19	B	20,100

25	MEG Energy Corportation, 144A	6.375%	1/30/23	BB	26,063

25	Niska Gas Storage US LLC	8.875%	3/15/18	B+	25,688

30	Noble Energy Inc.	4.150%	12/15/21	BBB	33,118

25	Northern Tier Energy LLC, 144A	7.125%	11/15/20	BB–	25,875

25	OGX Petroleo e Gas Participacoes S.A., 144A	8.500%	6/01/18	B1	22,500

20	Paramount Resources Limited, 144A	7.625%	12/04/19	B	20,107

50	Petrobras International Finance Company	5.375%	1/27/21	A3	56,291

Nuveen Investments	17

Portfolio of Investments (Unaudited)

Nuveen Global Total Return Bond Fund (continued)

December 31, 2012

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Oil, Gas & Consumable Fuels (continued)

$50	Petrobras International Finance Company	6.875%	1/20/40	A3	$63,518

250	Reliance Holdings USA Inc., 144A	5.400%	2/14/22	BBB	279,611

25	Sabine Pass LNG LP	7.500%	11/30/16	BB+	27,563

25	Sandridge Energy Inc.	8.125%	10/15/22	B	27,375

25	SM Energy Company	6.625%	2/15/19	BB	26,375

25	United Refining Inc., 144A	10.500%	2/28/18	B	27,125

25	Valero Energy Corporation	6.125%	2/01/20	BBB	30,400
1,090	Total Oil, Gas & Consumable Fuels				1,168,648
	Paper & Forest Products – 0.6%

25	Ainsworth Lumber Limited, 144A	7.500%	12/15/17	B	26,188

30	International Paper Company	8.700%	6/15/38	BBB	44,587

25	Tembec Industries, Inc.	11.250%	12/15/18	B–	26,500
80	Total Paper & Forest Products				97,275
	Pharmaceuticals – 0.2%

25	Valeant Pharmaceuticals International, 144A	6.375%	10/15/20	BB–	26,813
	Real Estate Investment Trust – 0.7%

20	Boston Properties Limited Partnership	4.125%	5/15/21	A–	21,737

30	HCP Inc.	3.750%	2/01/19	BBB+	31,660

15	Prologis Inc.	6.875%	3/15/20	Baa2	18,158

20	Simon Property Group, L.P.	5.650%	2/01/20	A–	24,000

30	Vornado Realty L.P.	4.250%	4/01/15	BBB	31,710
115	Total Real Estate Investment Trust				127,265
	Real Estate Management & Development – 0.1%

25	Mattamy Group Corporation, 144A	6.500%	11/15/20	BB	25,063
	Road & Rail – 0.2%

30	Hertz Corporation	7.375%	1/15/21	B	33,000
	Semiconductors & Equipment – 0.2%

25	Freescale Semiconductor Inc.	9.250%	4/15/18	B1	27,313
	Textiles, Apparel & Luxury Goods – 0.1%

20	Jones Group	6.875%	3/15/19	Ba3	20,800
	Thrifts & Mortgage Finance – 0.3%

40	WEA Finance LLC, 144A	4.625%	5/10/21	A2	44,788
	Tobacco – 0.2%

30	Reynolds American Inc.	3.250%	11/01/22	Baa2	30,135
	Transportation Infrastructure – 0.2%

35	Asciano Finance Limited, 144A	5.000%	4/07/18	Baa2	37,822
	Wireless Telecommunication Services – 0.8%

25	American Tower Company	5.050%	9/01/20	Baa3	28,036

100	VimpelCom Limited/VIP Finance Ireland, 144A	9.125%	4/30/18	BB	121,125
125	Total Wireless Telecommunication Services				149,161
$6,545	Total Corporate Bonds (cost $6,644,017)				7,139,685

18	Nuveen Investments

Shares	Description (1)	Coupon	Maturity	Ratings (2)	Value

	CAPITAL PREFERRED SECURITIES – 0.6%

	Capital Markets – 0.4%

75	Goldman Sachs Capital II	4.000%	6/01/43	BB+	$58,581
	Commercial Banks – 0.2%

30	Rabobank Nederland, 144A	11.000%	12/31/59	A–	40,575
105	Total Capital Preferred Securities (cost $115,618)				99,156

Shares	Description (1)	Coupon		Ratings (2)	Value
	$25 PAR (OR SIMILAR) PREFERRED SECURITIES – 2.4%

	Commercial Banks – 0.6%

2,400	PNC Financial Services	6.125%		BBB	$66,504

2,000	Regions Financial Corporation	6.375%		BB	49,420
	Total Commercial Banks				115,924
	Consumer Finance – 0.4%

3,000	Discover Financial Services	6.500%		BB	75,750
	Diversified Financial Services – 0.8%

75	Bank of America Corporation	7.250%		BB+	85,125

50,000	Citigroup Inc., (8)	5.950%		BB	50,625
	Total Diversified Financial Services				135,750
	Insurance – 0.4%

2,400	Hartford Financial Services Group Inc.	7.875%		BB+	68,904
	IT Services – 0.2%

25,000	Zayo Escrow Corporation, (8)	8.125%		B1	27,812
	Total $25 Par (or similar) Preferred Securities (cost $385,749)				424,140

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value
	ASSET BACKED AND MORTGAGE-BACKED SECURITIES – 10.4%

$92	Banc of America Alternative Loan Trust, Pass Through Certificates, Series 2006-6	6.000%	7/25/46	Aaa	$75,637

56	Countrywide Home Loans Mortgage, Series 2005-27	5.500%	1/25/23	Aaa	52,606

145	Fannie Mae TBA Mortgage Pool, (WI/DD)	4.500%	TBA	Aaa	156,628

680	Fannie Mae TBA Mortgage Pool, (WI/DD)	4.000%	TBA	Aaa	728,875

535	Fannie Mae TBA Mortgage Pool, (WI/DD)	3.500%	TBA	Aaa	570,381

250	Holmes Master Issuer PLC, Residential Mortgage Pool, Series 2012-1A, 144A	1.990%	10/15/54	AAA	255,956
$1,758	Total Asset-Backed and Mortgage-Backed Securities (cost $1,836,267)				1,840,083

Principal Amount (000) (3)	Description (1)	Coupon	Maturity	Ratings (2)	Value
	SOVEREIGN DEBT – 41.0%

	Argentina – 0.5%

$100	Republic of Argentina International Bond	8.750%	6/02/17	B	$88,500
	Australia – 0.7%

100 AUD	Australian Government Bond	5.750%	5/15/21	AAA	123,703

Nuveen Investments	19

Portfolio of Investments (Unaudited)

Nuveen Global Total Return Bond Fund (continued)

December 31, 2012

Principal Amount (000) (3)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Brazil – 0.9%

$130	Federative Republic of Brazil	4.875%	1/22/21	Baa2	$156,650
	Canada – 3.5%

250 CAD	Canadian Government Bond, (4)	3.250%	6/01/21	AAA	281,633

300 CAD	Province of Ontario, Canada Municipal Bond	4.200%	3/08/18	Aa2	334,412
550 CAD	Total Canada				616,045
	Finland – 2.2%

250 EUR	Finland Government Bond	3.375%	4/15/20	AAA	382,726
	Indonesia – 0.7%

100	Republic of Indonesia, 144A	5.875%	3/13/20	Baa3	120,250
	Italy – 1.2%

150 EUR	Buoni Poliennali del Tesoro, Italian Treasury Bond	4.750%	6/01/17	Baa2	210,734
	Mexico – 7.1%

60 MXN	Mexico Bonos de DeSarrollo	9.500%	12/18/14	A–	505,225

50 MXN	Mexico Bonos de DeSarrollo	6.250%	6/16/16	A–	402,316

25 MXN	Mexico Bonos de DeSarrollo	5.000%	6/15/17	A–	192,334

17 MXN	Mexico Bonos de DeSarrollo	8.000%	12/07/23	A–	159,085
152 MXN	Total Mexico				1,258,960
	Netherlands – 0.9%

100 EUR	Netherlands Government	3.750%	1/15/23	Aaa	158,706
	New Zealand – 1.9%

350 NZD	New Zealand Government	6.000%	12/15/17	Aaa	329,990
	Norway – 2.7%

2,300 NOK	Norway Government Bond	3.750%	5/25/21	AAA	471,584
	Philipines – 0.6%

100	Republic of the Philippines	4.000%	1/15/21	Ba1	112,250
	Poland – 1.0%

150	Republic of Poland	5.000%	3/23/22	A2	177,150
	South Africa – 2.0%

2,800 ZAR	Republic of South Africa	7.250%	1/15/20	A	348,298
	Sweden – 2.0%

2,000 SEK	Swedish Government	3.500%	6/01/22	AAA	360,049
	Turkey – 4.2%

185 TRY	Republic of Turkey Government Bond	10.500%	6/15/20	BBB–	126,838

1,000 TRY	Republic of Turkey Government Bond	9.000%	3/08/17	BBB–	614,368

1,185 TRY	Total Turkey				741,206
	Ukraine – 0.6%

100	Republic of Ukraine, 144A	7.750%	9/23/20	B	102,750
	United Kingdom – 8.3%

250 GBP	United Kingdom, Gilt	3.750%	9/07/19	AAA	472,348

350 GBP	United Kingdom, Gilt	3.750%	9/07/21	AAA	667,774

100 GBP	United Kingdom, Gilt	4.000%	9/07/16	AAA	182,864

70 GBP	United Kingdom, Gilt	4.250%	9/07/39	Aaa	138,805

770 GBP	Total United Kingdom				1,461,791
	Total Sovereign Debt (cost $6,831,161)				7,221,342

20	Nuveen Investments

Principal Amount (000)	Description (1)	Coupon	Maturity	Value

	SHORT-TERM INVESTMENTS – 11.1%

	Repurchase Agreements – 11.1%

$1,963	Repurchase Agreement with State Street Bank, dated 12/31/12, repurchase price $1,962,744, collateralized by $1,920,000 U.S. Treasury Notes, 1.500%, due 7/31/16, value $2,002,474	0.010%	1/02/13	$1,962,743
	Total Short-Term Investments (cost $1,962,743)			1,962,743
	Total Investments (cost $17,775,555) – 106.0%			18,687,149
	Other Assets Less Liabilities – (6.0)% (5)			(1,058,143)
	Net Assets – 100%			$17,629,006

Investments in Derivatives as of December 31, 2012

Forward Foreign Currency Exchange Contracts outstanding:

Counterparty	Currency Contracts to Deliver	Amount (Local Currency)	In Exchange For Currency	Amount (Local Currency)	Settlement Date	Unrealized Appreciation (Depreciation) (U.S. Dollars) (5)
Barclays Bank PLC	U.S. Dollar	456,056	Malaysian Ringgit	1,400,000	1/28/13	$814
Citigroup	Swedish Krona	2,300,000	U.S. Dollar	345,618	1/18/13	(7,899)
Citigroup	Swedish Krona	3,300,000	U.S. Dollar	493,384	1/18/13	(13,837)
Citigroup	U.S. Dollar	175,721	Australian Dollar	170,000	1/16/13	618
Citigroup	U.S. Dollar	485,465	Swedish Krona	3,300,000	1/18/13	21,755
Citigroup	U.S. Dollar	443,180	Canadian Dollar	440,000	1/31/13	(1,136)
Citigroup	U.S. Dollar	488,506	South Korean Won	527,000,000	2/19/13	2,225
Credit Suisse	U.S. Dollar	177,097	Chilean Peso	86,000,000	1/29/13	1,776
Credit Suisse	U.S. Dollar	491,223	Norwegian Krone	2,800,000	2/04/13	11,903
JPMorgan	New Zealand Dollar	400,000	U.S. Dollar	336,498	2/22/13	7,061
JPMorgan	U.S. Dollar	477,502	South Korean Won	520,000,000	2/04/13	7,094
JPMorgan	U.S. Dollar	90,269	Indian Rupee	5,000,000	2/11/13	218
JPMorgan	U.S. Dollar	328,048	Indian Rupee	18,000,000	2/11/13	(2,293)
JPMorgan	U.S. Dollar	398,767	Indian Rupee	22,000,000	2/11/13	(622)
JPMorgan	U.S. Dollar	328,052	New Zealand Dollar	400,000	2/22/13	1,385
Morgan Stanley	Euro	250,000	U.S. Dollar	330,383	1/07/13	376
Morgan Stanley	Euro	1,100,000	U.S. Dollar	1,457,412	1/07/13	5,382
Morgan Stanley	U.S. Dollar	339,076	Euro	260,000	1/07/13	4,131
Morgan Stanley	U.S. Dollar	504,773	Euro	390,000	1/07/13	10,038
Morgan Stanley	U.S. Dollar	1,309,580	Euro	1,000,000	1/07/13	10,447
Morgan Stanley	U.S. Dollar	319,707	Mexican Peso	4,203,250	1/29/13	4,555
Morgan Stanley	U.S. Dollar	1,041,065	Canadian Dollar	1,037,223	1/31/13	978
Morgan Stanley	U.S. Dollar	161,354	British Pound Sterling	100,000	2/06/13	1,074
						$66,043

Credit Default Swaps outstanding:

Counterparty	Reference Entity	Buy/Sell Protection (6)	Current Credit Spread (7)	Notional Amount	Fixed Rate (Annualized)	Termination Date	Value (U.S. Dollars)	Unrealized Appreciation (Depreciation) (U.S. Dollars) (5)
JPMorgan	ITRAXX Europe Crossover Index	Sell	4.83	500,000 EUR	5.000%	12/20/17	$5,718	$8,030

Nuveen Investments	21

Portfolio of Investments (Unaudited)

Nuveen Global Total Return Bond Fund (continued)

December 31, 2012

Investments in Derivatives as of December 31, 2012 (continued)

Futures Contracts oustanding:

Type	Contract Position	Number of Contracts	Contract Expiration	Notional* Value (U.S. Dollars)	Unrealized Appreciation (Depreciation) (U.S. Dollars)
Canadian 10-Year Bond	Long	2	3/13	$272,524	$(1,334)
Japanese 10-Year Bond	Long	1	3/13	1,658,106	(12,817)
Long Gilt Future	Long	2	3/13	386,361	(1,856)
U.S. Treasury 10-Year Note	Short	(19)	3/13	(2,522,844)	11,455
U.S. Treasury Long Bond	Short	(9)	3/13	(1,327,500)	24,299
U.S. Ultra Bond	Short	(1)	3/13	(162,594)	3,454
					$23,201
*	Total Notional Value of Long and Short positions are $2,316,991 and $(4,012,938), respectively.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Ratings: Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(3)	Principal Amount (000) denominated in U.S. Dollars, unless otherwise noted.

(4)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in derivatives.

(5)	Other Assets Less Liabilities includes the Unrealized Appreciation (Depreciation) of certain derivative instruments as listed within Investments in Derivatives as of the end of the reporting period.

(6)	The Fund entered into the credit default swaps to gain investment exposure to the referenced entity. Selling protection has a similar credit risk position to owning the referenced entity. Buying protection has a similar credit risk position to selling the referenced entity short.

(7)	The credit spread generally serves as an indication of the current status of the payment/performance risk and therefore the likelihood of default of the credit derivative. The credit spread also reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into a credit default swap contract. Higher credit spreads are indicative of higher likelihood of performance by the seller of protection.

(8)	For fair value measurement disclosure purposes, $25 Par (or similar) Preferred Security classified as Level 2. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Investment Valuation for more information.

N/R	Not rated.

TBA	To be announced. Maturity date not known prior to settlement of this transaction.

WI/DD	Investment, or portion of investment, purchased on a when-issued or delayed delivery basis.

144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

AUD	Austrailian Dollar

CAD	Canadian Dollar

EUR	Euro

GBP	British Pounds

MXN	Mexian Peso

NOK	Norwegian Krone

NZD	New Zealand Dollar

SEK	Swedish Krona

TRY	Turkey Lira

USD	U.S. Dollar

ZAR	South African Rand

See accompanying notes to financial statements.

22	Nuveen Investments

Statement of Assets & Liabilities (Unaudited)

December 31, 2012

Assets
Investments, at value (cost $15,812,812)	$16,724,406
Short-term investments (at cost, which approximates value)	1,962,743
Cash denominated in foreign currencies (cost $84,425)	83,742
Unrealized appreciation on:
Credit default swaps	8,030
Forward foreign currency exchange contracts	91,830
Receivables:
Dividends	2,541
From Adviser	2,683
Interest	202,328
Investments sold	574,823
Shares sold	9,910
Variation margin on futures contracts	12,423
Other assets	90
Total assets	19,675,549
Liabilities
Cash overdraft	195,379
Credit default swap premiums received	2,312
Unrealized depreciation on forward foreign currency exchange contracts	25,787
Payables:
Dividends	56,370
Investments purchased	1,757,497
Shares redeemed	1,050
Accrued expenses:
12b-1 distribution and service fees	313
Trustees fees	91
Variation margin on futures contracts	544
Other	7,200
Total liabilities	2,046,543
Net assets	$17,629,006
Class A Shares
Net assets	$1,160,509
Shares outstanding	51,969
Net asset value per share	$22.33
Offering price per share (net asset value per share plus maximum sales charge of 4.75% of offering price)	$23.44
Class C Shares
Net assets	$76,282
Shares outstanding	3,412
Net asset value and offering price per share	$22.36
Class R3 Shares
Net assets	$55,926
Shares outstanding	2,500
Net asset value and offering price per share	$22.37
Class I Shares
Net assets	$16,336,289
Shares outstanding	729,226
Net asset value and offering price per share	$22.40
Net assets consist of:
Capital paid-in	$15,915,765
Undistributed (Over-distribution of) net investment income	322,404
Accumulated net realized gain (loss)	381,398
Net unrealized appreciation (depreciation)	1,009,439
Net assets	$17,629,006
Authorized shares – per class	Unlimited
Par value per share	$0.01

See accompanying notes to financial statements.

Nuveen Investments	23

Statement of Operations (Unaudited)

Six Months Ended December 31, 2012

Dividend and Interest Income	$338,531
Expenses
Management fees	47,590
12b-1 service fees – Class A	879
12b-1 distribution and service fees – Class C	334
12b-1 distribution and service fees – Class R3	139
Shareholder servicing agent fees and expenses	988
Custodian fees and expenses	33,421
Trustees fees and expenses	197
Professional fees	13,132
Shareholder reporting expenses	4,062
Federal and state registration fees	8,361
Other expenses	2,425
Total expenses before fee waiver/expense reimbursement	111,528
Fee waiver/expense reimbursement	(49,961)
Net expenses	61,567
Net investment income (loss)	276,964
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments and foreign currency	159,462
Forward foreign currency exchange contracts	376,429
Futures contracts	3,564
Options purchased	6,254
Options written	(3,414)
Swaps	38,753
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	601,371
Forward foreign currency exchange contracts	15,435
Futures contracts	17,093
Swaps	12,249
Net realized and unrealized gain (loss)	1,227,196
Net increase (decrease) in net assets from operations	$1,504,160

See accompanying notes to financial statements.

24	Nuveen Investments

Statement of Changes in Net Assets (Unaudited)

	Six Months Ended 12/31/12	Period 12/02/11 (commencement of operations) through 6/30/12
Operations
Net investment income (loss)	$276,964	$292,301
Net realized gain (loss) from:
Investments and foreign currency	159,462	2,886
Forward foreign currency exchange contracts	376,429	324,366
Futures contracts	3,564	2,222
Options purchased	6,254	(29,297)
Options written	(3,414)	2,460
Swaps	38,753	119,949
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	601,371	310,794
Forward foreign currency exchange contracts	15,435	50,608
Futures contracts	17,093	6,108
Swaps	12,249	(4,219)
Net increase (decrease) in net assets from operations	1,504,160	1,078,178
Distributions to Shareholders
From net investment income:
Class A	(14,297)	(2,712)
Class C	(1,130)	(596)
Class R3	(1,073)	(688)
Class I	(343,270)	(215,380)
From accumulated net realized gains:
Class A	(17,638)	—
Class C	(1,263)	—
Class R3	(930)	—
Class I	(270,907)	—
Decrease in net assets from distributions to shareholders	(650,508)	(219,376)
Fund Share Transactions
Proceeds from sale of shares	1,674,004	14,322,080
Proceeds from shares issued to shareholders due to reinvestment of distributions	51,642	1,978
	1,725,646	14,324,058
Cost of shares redeemed	(132,654)	(498)
Net increase (decrease) in net assets from Fund share transactions	1,592,992	14,323,560
Net increase (decrease) in net assets	2,446,644	15,182,362
Net assets at the beginning of period	15,182,362	—
Net assets at the end of period	$17,629,006	$15,182,362
Undistributed (Over-distribution of) net investment income at the end of period	$322,404	$405,210

See accompanying notes to financial statements.

Nuveen Investments	25

Financial Highlights (Unaudited)

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions

Year Ended June 30,	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Invest- ment Income	From Accum- ulated Net Realized Gains(b)	Total	Ending Net Asset Value	Total Return(c)
CLASS A (12/11)
2013(f)	$21.19	$.34	$1.63	$1.97	$(.46)	$(.37)	$(.83)	$22.33	9.36%
2012(e)	20.00	.41	1.07	1.48	(.29)	—	(.29)	21.19	7.42
CLASS C (12/11)
2013(f)	21.18	.26	1.67	1.93	(.38)	(.37)	(.75)	22.36	9.15
2012(e)	20.00	.29	1.13	1.42	(.24)	—	(.24)	21.18	7.10
CLASS R3 (12/11)
2013(f)	21.20	.32	1.65	1.97	(.43)	(.37)	(.80)	22.37	9.36
2012(e)	20.00	.35	1.13	1.48	(.28)	—	(.28)	21.20	7.38
CLASS I (12/11)
2013(f)	21.23	.37	1.65	2.02	(.48)	(.37)	(.85)	22.40	9.61
2012(e)	20.00	.42	1.12	1.54	(.31)	—	(.31)	21.23	7.71

26	Nuveen Investments

Ratios/Supplemental Data
	Ratios to Average Net Assets Before Waiver/Reimbursement				Ratios to Average Net Assets After Waiver/Reimbursement(d)
Ending Net Assets (000)	Expenses		Net Invest- ment Income (Loss)		Expenses		Net Invest- ment Income (Loss)		Portfolio Turnover Rate

$1,161	1.49	%*	2.58	%*	.97	%*	3.09	%*	87%
310	2.44	*	1.99	*	.98	*	3.46	*	116

76	2.32	*	1.72	*	1.72	*	2.32	*	87
53	2.74	*	1.41	*	1.72	*	2.42	*	116

56	1.82	*	2.23	*	1.22	*	2.84	*	87
53	2.24	*	1.91	*	1.23	*	2.92	*	116

16,336	1.32	*	2.73	*	.72	*	3.33	*	87
14,767	1.74	*	2.41	*	.73	*	3.42	*	116
(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Distributions include short-term capital gains, if any.
(c)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(d)	After fee waiver and/or expense reimbursement from the Adviser, where applicable.
(e)	For the period December 2, 2011 (commencement of operations) through June 30, 2012.
(f)	For the six months ended December 31, 2012.
*	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	27

Notes to Financial Statements (Unaudited)

1. General Information and Significant Accounting Policies

General Information

Nuveen Investment Trust (the “Trust”), is an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Trust is comprised of the Nuveen Global Total Return Bond Fund (the “Fund”), as a diversified fund, among others. The Trust was organized as a Massachusetts business trust in 1996.

On December 31, 2012, the Funds’ investment adviser converted from a Delaware corporation to a Delaware limited liability company. As a result, Nuveen Fund Advisers, Inc., a wholly-owned subsidiary of Nuveen Investments, Inc. (“Nuveen”), changed its name to Nuveen Fund Advisers, LLC (the “Adviser”). There were no changes to the identities or roles of any personnel as a result of the change.

The Fund’s investment objective is to seek total return. Under normal market conditions, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in bonds from issuers located around the world. The bonds in which the Fund may invest may be of any maturity and include debt obligations of foreign governments, domestic and foreign corporate debt obligations, including obligations issued by special-purpose entities that are backed by corporate debt obligations; U.S. government securities (securities issued or guaranteed by the U.S. government or its agencies or instrumentalities), residential and commercial mortgage-backed securities, and asset-backed securities. Under normal market conditions, the Fund invests at least 40% of its net assets in non-U.S. issuers and is invested in issuers located in at least three countries (including the U.S.). The Fund may invest in debt obligations issued by governmental and corporate issuers located in emerging markets countries. The Fund invests in securities that are U.S. dollar-denominated and in securities that are denominated in foreign currencies. The Fund invests primarily in securities rated investment grade at the time of purchase or in unrated securities of comparable quality as determined by Nuveen Asset Management, LLC (the “Sub-Adviser”), a wholly-owned subsidiary of the Adviser. Up to 30% of the Fund’s net assets may be invested in securities rated lower than investment grade or in unrated securities of comparable quality as determined by the Sub-Adviser (securities commonly referred to as “high yield” or “junk bonds”).

The Fund may invest in certain derivative financial instruments in an attempt to manage market risk, currency risk, credit risk and yield curve risk, to manage the effective maturity or duration of securities in the Fund’s portfolio or for speculative purposes in an effort to enhance returns. The Fund may also use derivatives to gain exposure to non-dollar denominated securities markets to the extent it does not do so through direct investments.

The Fund’s most recent prospectus provides further description of the Fund’s investment objective, principal investment strategies and principal risks.

Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

Investment Valuation

Prices of fixed-income securities, forward foreign currency exchange contracts and swap contracts are provided by a pricing service approved by the Fund’s Board of Trustees. These securities are generally classified as Level 2 for fair value measurement purposes. The pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer, or market activity provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs.

The value of exchange-traded options are based on the mean of the closing bid and ask prices. Futures contracts are valued using the closing settlement price or, in the absence of such a price, the last traded price. Exchange-traded options and futures contracts are generally classified as Level 1. Options traded in the over-the-counter market are valued using an evaluated mean price and are generally classified as Level 2.

If significant market events occur between the time of determination of the closing price of a foreign security on an exchange and the time that the Fund’s net asset value (NAV) is determined, or if under the Fund’s procedures, the closing price of a foreign security is not deemed to be reliable, the security would be valued at fair value as determined in accordance with procedures established in good faith by the Fund’s Board of Trustees. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs.

Repurchase agreements are valued at contract amount plus accrued interest, which approximates market value. These securities are generally classified as Level 2.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Fund’s Board of Trustees or its designee at fair value. These securities generally include, but are not limited to,

28	Nuveen Investments

restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund’s net asset value (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Fund’s Board of Trustees or its designee.

Refer to Footnote 2 – Fair Value Measurements for further details on the leveling of securities held by the Fund as of the end of the reporting period.

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Fund has instructed the custodian to earmark securities in the Fund’s portfolio with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments. As of December 31, 2012, the Fund had outstanding when issued/delayed delivery purchase commitments of $1,756,377.

Investment Income

Dividend income is recorded on the ex-dividend date or, for foreign securities, when information is available. Interest income, which reflects the amortization of premiums and includes accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Interest income also reflects paydown gains and losses, if any.

Professional Fees

Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment, or to pursue other claims or legal actions on behalf of Fund shareholders. Legal fee refund presented on the Statement of Operations reflects a refund of workout expenditures paid in a prior reporting period, when applicable.

Income Taxes

The Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.

For all open tax years and all major taxing jurisdictions, management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Dividends and Distributions to Shareholders

The Fund declares dividends from its net investment income daily and pays shareholders monthly. Fund shares begin to accrue dividends on the business day after the day when the monies used to purchase Fund shares are collected by the Fund’s transfer agent.

Net realized capital gains from investment transactions, if any, are declared and distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carry forwards.

Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Share Classes and Sales Charges

Class A Shares are generally sold with an up-front sales charge and incur a .25% annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (“CDSC”) if redeemed within eighteen months of purchase. Class C Shares are sold without an up-front sales charge but incur a .75% annual 12b-1 distribution fee and a .25% annual 12b-1 service fee. Class C Shares are subject to a CDSC of 1% if redeemed within twelve months of purchase. Class R3 Shares are sold without an up-front sales charge but incur a .25% annual 12b-1 distribution fee and a .25% annual 12b-1 service fee. Class I Shares are not subject to any sales charge or 12b-1 distribution or service fees.

Nuveen Investments	29

Notes to Financial Statements (Unaudited) (continued)

Foreign Currency Transactions

The Fund is authorized to engage in foreign currency exchange transactions, including foreign currency exchange contracts, futures, options and swap contracts. To the extent that the Fund invests in securities and/or contracts that are denominated in a currency other than U.S. dollars, the Fund will be subject to currency risk, which is the risk that an increase in the U.S. dollar relative to the foreign currency will reduce returns or portfolio value. Generally, when the U.S. dollar rises in value against a foreign currency, the Fund’s investments denominated in that currency will lose value because its currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar falls in relative value. Investments and other assets and liabilities denominated in foreign currencies are converted into U.S. dollars on a spot (i.e. cash) basis at the spot rate prevailing in the foreign currency exchange market at the time of valuation. Purchases and sales of investments and income denominated in foreign currencies are translated into U.S. dollars on the respective dates of such transactions.

The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, assets and liabilities are translated into U.S. dollars at 4:00 p.m. Eastern time. Investment transactions, income and expenses are translated on the respective dates of such transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date of the transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received.

The realized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with other assets and liabilities on investments, forward foreign currency exchange contracts, futures, options purchased, options written and swap contracts are recognized as a component of “Net realized gain (loss) from investments and foreign currency” on the Statement of Operations.

The unrealized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with other assets and liabilities on investments are recognized as a component of “Change in net unrealized appreciation (depreciation) of investments and foreign currency” on the Statement of Operations, when applicable. The unrealized gains and losses resulting from changes in foreign exchange rates associated with forward foreign currency exchange contracts, futures, options purchased, options written and swap contracts are recognized as a component of “Change in net unrealized appreciation (deprecation) of forward foreign currency exchange contracts, futures and swaps, respectively” on the Statement of Operations, when applicable.

Forward Foreign Currency Exchange Contracts

The Fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives and is authorized to enter into forward foreign currency exchange contracts in an attempt to manage such risk under two circumstances: (i) when a Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency to “lock in” the U.S. exchange rate of the transaction, with such period being a short-dated contract covering the period between transaction date and settlement date; or (ii) when the Sub-Adviser, believes that the currency of a particular foreign country may experience a substantial movement against the U.S. dollar or against another foreign currency. Forward foreign currency exchange contracts are valued daily at the forward rate and are recognized as a component of “Unrealized appreciation or depreciation on forward foreign currency exchange contracts” on the Statement of Assets and Liabilities. The change in value of the contracts during the reporting period is recognized as a component of “Change in net unrealized appreciation (depreciation) of forward foreign currency exchange contracts” on the Statement of Operations. When the contract is closed or offset with the same counterparty, the Fund recognizes the difference between the value of the contract at the time it was entered and the value at the time it was closed or offset as a component of “Net realized gain (loss) from forward foreign currency exchange contracts” on the Statement of Operations.

Forward foreign currency exchange contracts will generally not be entered into for terms greater than three months, but may have maturities of up to six months or more. The use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the Fund’s investment securities; however, it does establish a rate of exchange that can be achieved in the future. The use of forward foreign currency exchange contracts involves the risk that anticipated currency movements will not be accurately predicted. A forward foreign currency exchange contract would limit the risk of loss due to a decline in the value of a particular currency; however, it also would limit any potential gain that might result should the value of the currency increase instead of decrease. These contracts may involve market risk in excess of the unrealized gain or loss reflected on the Statement of Assets and Liabilities. Forward foreign currency exchange contracts are subject to counterparty risk if the counterparty fails to perform as specified in the contract due to financial impairment or other reason.

During the six months ended December 31, 2012, the Fund invested in forward foreign currency exchange contracts to gain exposure to selected foreign currencies, and in some cases, to hedge the currency risk present in a foreign bond.

The average number of forward foreign currency exchange contracts outstanding during the six months ended December 31, 2012, was as follows:

Average number of forward foreign currency exchange contracts outstanding*	24
*	The average number of outstanding contracts is calculated based on the outstanding contracts at the beginning of the fiscal year and at the end of each fiscal quarter within the current fiscal year.

Refer to Footnote 3 – Derivative Instruments and Hedging Activities for further details on forward foreign currency exchange contract activity.

30	Nuveen Investments

Futures Contracts

The Fund is subject to interest rate risk in the normal course of pursuing its investment objectives and is authorized to invest in futures contracts in attempt to manage such risk. Upon entering into a futures contract, the Fund is required to deposit with the broker an amount of cash or liquid securities equal to a specified percentage of the contract amount. This is known as the “initial margin.” Cash held by the broker to cover initial margin requirements on open futures contracts, if any, is recognized as “Deposits with brokers for open futures contracts” on the Statement of Assets and Liabilities. Subsequent payments (“variation margin”) are made or received by the Fund each day, depending on the daily fluctuation of the value of the contract. Variation margin is recognized as a receivable or payable for “Variation margin on futures contracts” on the Statement of Assets and Liabilities, when applicable.

During the period the futures contract is open, changes in the value of the contract are recognized as an unrealized gain or loss by “marking-to-market” on a daily basis to reflect the changes in market value of the contract, which is recognized as a component of “Change in net unrealized appreciation (depreciation) of futures contracts” on the Statement of Operations. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract on the closing date and value of the contract when originally entered into, which is recognized as a component of “Net realized gain (loss) from futures contracts” on the Statement of Operations.

Risks of investments in futures contracts include the possible adverse movement in the price of the securities or indices underlying the contracts, the possibility that there may not be a liquid secondary market for the contracts and/or that a change in the value of the contract may not correlate with a change in the value of the underlying securities or indices.

During the six months ended December 31, 2012, the Fund invested in U.S. Treasury futures to hedge against potential increases in U.S. interest rates and select foreign bond futures to gain exposure to those markets. The Fund also invested in foreign currency futures to manage foreign currency exposure. For example, to reduce unwanted currency exposure from the portfolio, a short foreign currency future would be acquired.

The average number of futures contracts outstanding during the six months ended December 31, 2012, was as follows:

Average number of futures contracts outstanding*	36
*	The average number of outstanding contracts is calculated based on the outstanding contracts at the beginning of the fiscal year and at the end of each fiscal quarter within the current fiscal year.

Refer to Footnote 3 – Derivative Instruments and Hedging Activities for further details on futures contract activity.

Options Transactions

The Fund is subject to foreign currency risk and interest rate risk in the normal course of pursuing its investment objectives and is authorized to purchase and write (sell) call and put options on securities, futures contracts, swaps (“swaptions”) or currencies in an attempt to manage such risk. The purchase of options and/or swaptions involves the risk of loss of all or a part of the cash paid for the options (the premium). The market risk associated with purchasing options and/or swaptions is limited to the premium paid. The counterparty credit risk of purchasing options and/or swaptions, however, needs also to take into account the current value of the option, as this is the performance expected from the counterparty. When the Fund purchases an option and/or swaption, an amount equal to the premium paid (the premium plus commission) is recognized as a component of “Options and/or Swaptions purchased, at value” on the Statement of Assets and Liabilities. When the Fund writes an option and/or swaption, an amount equal to the net premium received (the premium less commission) is recognized as a component of “Options and/or Swaptions written, at value” on the Statement of Assets and Liabilities and is subsequently adjusted to reflect the current value of the written option and/or swaption until the option and/or swaption is exercised or expires or the Fund enters into a closing purchase transaction. The changes in the value of options and/or swaptions purchased during the reporting period are recognized as a component of “Change in net unrealized appreciation (depreciation) of options and/or swaptions purchased” on the Statement of Operations. The changes in the value of options and/or swaptions written during the reporting period are recognized as a component of “Change in net unrealized appreciation (depreciation) of options and/or swaptions written” on the Statement of Operations. When an option and/or swaption is exercised or expires or the Fund enters into a closing purchase transaction, the difference between the net premium received and any amount paid at expiration or on executing a closing purchase transaction, including commission, is recognized as a component of “Net realized gain (loss) from options and/or swaptions purchased and/or written” on the Statement of Operations. The Fund, as a writer of an option has no control over whether the underlying instrument may be sold (called) or purchased (put) and as a result bears the risk of an unfavorable change in the market value of the instrument underlying the written option and/or swaption. There is also the risk the Fund may not be able to enter into a closing transaction because of an illiquid market.

During the six months ended December 31, 2012, the Fund purchased and wrote options on note and bond futures as part of an overall portfolio interest rate strategy. For example, call options were purchased to hedge the portfolio against adverse interest rate movements while limiting downside exposure to a portfolio. During the six months ended December 31, 2012, the Fund did not have any transactions in swaptions.

The average number of options contracts outstanding during the six months ended December 31, 2012, were as follows:

Average number of purchased option contracts outstanding*	3
Average number of written option contracts outstanding*	—	**
*	The average number of option contracts is calculated based on the outstanding contracts at the beginning of the fiscal year and at the end of each fiscal quarter within the current fiscal year.
**	Rounds to less than 1.

Nuveen Investments	31

Notes to Financial Statements (Unaudited) (continued)

Refer to Footnote 3 – Derivative Instruments and Hedging Activities and Footnote 5 – Investment Transactions for further details on option activity.

Swap Contracts

The Fund is authorized to enter into swap contracts consistent with its investment objectives and policies to reduce, increase or otherwise alter its risk profile or to alter its portfolio characteristics (i.e. duration, yield curve positioning and credit quality).

Credit Default Swaps

The Fund is subject to credit risk in the normal course of pursuing its investment objectives. The Fund may enter into a credit default swap contract to seek to maintain a total return on a particular investment or portion of its portfolio, or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Credit default swap contracts involve one party making a stream of payments to another party in exchange for the right to receive a specified return if/when there is a credit event by a third party. Generally, a credit event means bankruptcy, failure to pay, or restructuring. The specific credit events applicable for each credit default swap are stated in the terms of the particular swap agreement. As a purchaser of a credit default swap contract, the Fund pays to the counterparty a periodic interest fee based on the notional amount of the credit default swap. This interest fee is accrued daily and recognized with the daily change in the market value of the contract as a component of “Unrealized appreciation or depreciation on credit default swaps (, net)” on the Statement of Assets and Liabilities and is recorded as a realized loss upon payment. Upon occurrence of a specific credit event with respect to the underlying referenced entity, the Fund is obligated to deliver that security, or an equivalent amount of cash, to the counterparty in exchange for receipt of the notional amount from the counterparty. The difference between the value of the security delivered and the notional amount received is recorded as a realized gain. Payments received or made at the beginning of the measurement period are recognized as a component of “Credit default swap premiums paid and/or received” on the Statement of Assets and Liabilities, when applicable. As a seller of a credit default swap contract, the Fund generally receives from the counterparty a periodic interest fee based on the notional amount of the credit default swap. This interest fee is accrued daily as a component of unrealized appreciation or depreciation and is recorded as a realized gain upon payment. Upon occurrence of a specific credit event with respect to the underlying referenced entity, the Fund will either receive that security, or an equivalent amount of cash, from the counterparty in exchange for payment of the notional amount to the counterparty, or pay a net settlement amount of the credit default swap contract less the recovery value of the referenced obligation or underlying securities comprising the referenced index. The difference between the value of the security received and the notional amount paid is recorded as a realized loss. Changes in the value of a credit default swap during the reporting period are recognized as a component of “Change in net unrealized appreciation (depreciation) of swaps” and realized gains and losses are recognized as a component of “Net realized gain (loss) from swaps” on the Statement of Operations. The maximum potential amount of future payments the Fund could incur as a seller of protection in a credit default swap contract is limited to the notional amount of the contract. The maximum potential amount would be offset by the recovery value, if any, of the respective referenced entity.

During the six months ended December 31, 2012, the Fund invested in credit default swaps as a way to take on credit risk and earn a commensurate credit spread. These derivative exposures are integrated with the overall portfolio construction and as such losses and gains may be naturally related to/may offset impacts elsewhere in the portfolio.

The average number of credit default swap contracts outstanding during the six months ended December 31, 2012, was as follows:

Average number of credit default swap contracts outstanding*	2
*	The average notional amount is calculated based on the outstanding contracts at the beginning of the fiscal year and at the end of each fiscal quarter within the current fiscal year.

Refer to Footnote 3 – Derivative Instruments and Hedging Activities for further details on swap contract activity.

Market and Counterparty Credit Risk

In the normal course of business the Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose the Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of the Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities. Futures contracts, when applicable, expose the Fund to minimal counterparty credit risk as they are exchange traded and the exchange’s clearinghouse, which is counterparty to all exchange traded futures, guarantees the futures contracts against default.

The Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of the Fund with a value approximately equal to the amount of any unrealized gain above a predetermined threshold. Reciprocally, when the Fund has an unrealized loss, the Fund has instructed the custodian to pledge assets of the Fund as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

32	Nuveen Investments

Repurchase Agreements

In connection with transactions in repurchase agreements, it is the Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the counterparty defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

Zero Coupon Securities

The Fund is authorized to invest in zero coupon securities. A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Multiclass Operations and Allocations

Income and expenses of the Fund that are not directly attributable to a specific class of shares are prorated among the classes based on the relative settled shares of each class. Expenses directly attributable to a class of shares, which presently only include 12b-1 distribution and shareholder service fees, are recorded to the specific class.

Realized and unrealized capital gains and losses of the Fund are prorated among the classes based on the relative net assets of each class.

Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. Fair Value Measurements

Fair value is defined as the price that the Fund would receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels:

Level 1 –	Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2 –	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of the Fund’s fair value measurements as of the end of the reporting period:

	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Corporate Bonds	$—	$7,139,685	$—	$7,139,685
Capital Preferred Securities	99,156	—	—	99,156
$25 Par (or similar) Preferred Securities	345,703	78,437	—	424,140
Asset-Backed and Mortgage-Backed Securities	—	1,840,083	—	1,840,083
Sovereign Debt	—	7,221,342	—	7,221,342
Short-Term Investments:
Repurchase Agreements	—	1,962,743	—	1,962,743
Derivatives:
Forward Foreign Currency Exchange Contracts**	—	66,043	—	66,043
Credit Default Swaps**	—	8,030	—	8,030
Futures Contracts**	23,201	—	—	23,201
Total	$468,060	$18,316,363	$—	$18,784,423
*	Refer to the Fund’s Portfolio of Investments for industry classifications, a breakdown of $25 Par (or similar) Preferred Security classified as Level 2.
**	Represents net unrealized appreciation (depreciation) as reported in the Fund’s Portfolio of Investments.

Nuveen Investments	33

Notes to Financial Statements (Unaudited) (continued)

The Nuveen funds’ Board of Directors/Trustees is responsible for the valuation process and has delegated the oversight of the daily valuation process to the Adviser’s Valuation Committee. The Valuation Committee, pursuant to the valuation policies and procedures adopted by the Board of Directors/Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the funds’ pricing policies, and reporting to the Board of Directors/Trustees. The Valuation Committee is aided in its efforts by the Adviser’s dedicated Securities Valuation Team, which is responsible for administering the daily valuation process and applying fair value methodologies as approved by the Valuation Committee. When determining the reliability of independent pricing services for investments owned by the funds, the Valuation Committee, among other things, conducts due diligence reviews of the pricing services and monitors the quality of security prices received through various testing reports conducted by the Securities Valuation Team.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors/Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such testing and fair valuation occurrences are reported to the Board of Directors/Trustees.

3. Derivative Instruments and Hedging Activities

The Fund records derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Fund’s investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes. For additional information on the derivative instruments in which the Fund was invested during and at the end of the reporting period, refer to the Portfolio of Investments, Financial Statements and Footnote 1 – General Information and Significant Accounting Policies.

The following table presents the fair value of all derivative instruments held by the Fund as of December 31, 2012, the location of these instruments on the Statement of Assets and Liabilities, and the primary underlying risk exposure.

		Location on the Statement of Assets and Liabilities
Underlying Risk Exposure	Derivative Instrument	Asset Derivatives		Liability Derivatives
		Location	Value	Location	Value
Foreign Currency Exchange Rate	Forward Foreign Currency Exchange Contracts	Unrealized appreciation on forward foreign currency exchange contracts	$91,830	Unrealized depreciation on forward foreign currency exchange contracts	$(25,787)
Interest Rate	Futures Contracts	Deposits with brokers for open futures contracts and Receivable for variation margin on futures contracts*	39,208	Deposits with brokers for open futures contracts and Receivable for variation margin on futures contracts*	(16,007)
Credit	Swaps	Unrealized appreciation on credit default swaps**	8,030	—	—
Total			$139,068		$(41,794)
*	Value represents unrealized appreciation (depreciation) of futures contracts as reported in the Fund’s Portfolio of Investments, and not the deposits with brokers, if any, or the receivable or payable for variation margin presented on the Statement of Assets and Liabilities.
**	Some swap contracts require a counterparty to pay or receive a premium, which is disclosed on the Statement of Assets and Liabilities but is not reflected in the unrealized appreciation (depreciation) presented above.

The following tables present the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized for the six months ended December 31, 2012, on derivative instruments, as well as the primary risk exposure associated with each.

Net Realized Gain (Loss) from Forward Foreign Currency Exchange Contracts
Risk Exposure
Foreign Currency Exchange Rate	$376,429

34	Nuveen Investments

Net Realized Gain (Loss) from Futures Contracts
Risk Exposure
Interest Rate	$3,564

Net Realized Gain (Loss) from Options Purchased
Risk Exposure
Interest Rate	$6,254

Net Realized Gain (Loss) from Options Written
Risk Exposure
Foreign Currency Exchange Rate	$(3,414)

Net Realized Gain (Loss) from Swaps
Risk Exposure
Credit	$38,753

Change in Net Unrealized Appreciation (Depreciation) of Forward Foreign Currency Exchange Contracts
Risk Exposure
Foreign Currency Exchange Rate	$15,435

Change in Net Unrealized Appreciation (Depreciation) of Futures Contracts
Risk Exposure
Interest Rate	$17,093

Change in Net Unrealized Appreciation (Depreciation) of Swaps
Risk Exposure
Credit	$12,249

4. Fund Shares

Transactions in Fund shares were as follows:

	Six Months Ended 12/31/12		For the period 12/02/11 (commencement of operations) through 6/30/12
	Shares	Amount	Shares	Amount
Shares sold:
Class A	41,583	$923,978	14,546	$306,302
Class C	889	19,538	2,500	50,000
Class R3	—	—	2,500	50,000
Class I	33,017	730,488	695,643	13,915,778
Shares issued to shareholders due to reinvestment of distributions:
Class A	1,308	29,166	93	1,966
Class C	24	525	—	—
Class R3	—	—	—	—
Class I	981	21,951	1	12
	77,802	1,725,646	715,283	14,324,058
Shares redeemed:
Class A	(5,537)	(123,306)	(24)	(498)
Class C	(1)	(15)	—	—
Class R3	—	—	—	—
Class I	(416)	(9,333)	—	—
	(5,954)	(132,654)	(24)	(498)
Net increase (decrease)	71,848	$1,592,992	715,259	$14,323,560

Nuveen Investments	35

Notes to Financial Statements (Unaudited) (continued)

5. Investment Transactions

Purchases and sales (including maturities but excluding short-term investments and derivative transactions) during the six months ended December 31, 2012, were as follows:

Purchases:
Investment securities	$4,936,992
U.S. Government and agency obligations	10,529,176
Sales and maturities:
Investment securities	4,380,783
U.S. Government and agency obligations	9,468,476

6. Income Tax Information

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the net asset values of the Fund.

As of December 31, 2012, the cost and unrealized appreciation (depreciation) of investments (excluding investments in derivatives), as determined on a federal income tax basis, were as follows:

Cost of investments	$17,775,555
Gross unrealized:
Appreciation	961,698
Depreciation	(50,104)
Net unrealized appreciation (depreciation) of investments	$911,594

Permanent differences, primarily due to treatment of notional principal contracts and foreign currency reclassifications resulted in reclassifications among the Fund’s components of net assets at June 30, 2012, the Fund’s last tax year end as follows:

Capital paid-in	$(788)
Undistributed (Over-distribution of) net investment income	332,285
Accumulated net realized gain (loss)	(331,497)

The tax components of undistributed net ordinary income and net long-term capital gains at June 30, 2012, the Fund’s last tax year end were as follows:

Undistributed net ordinary income*	$727,571
Undistributed net long-term capital gains	50,648
*	Net ordinary income consists of net taxable income derived from dividends, interest and net short-term capital gains, if any.
Undistributed net ordinary income (on a tax basis) has not been reduced for the dividends declared during the period June 1, 2012 through June 30, 2012 and paid on July 2, 2012.

The tax character of distributions paid during the Fund’s last tax year ended June 30, 2012, was designated for purposes of the dividends paid deduction as follows:

For the Period December 2, 2011 (commencement of operations) through June 30, 2012
Distributions from net ordinary income*	$162,229
Distributions from net long-term capital gains	—
*	Net ordinary income consists of net taxable income derived from dividends, interest and net short-term capital gains, if any.

Under the Regulated Investment Company Modernization Act of 2010, capital losses incurred by the Fund after December 31, 2010, will not be subject to expiration. During the Fund’s last tax year ended June 30, 2012, there were no post-enactment capital losses generated.

7. Management Fees and Other Transactions with Affiliates

The Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within the Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables Fund shareholders to benefit from growth in the assets within their Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

36	Nuveen Investments

The annual fund-level fee for the Fund, payable monthly, is calculated according to the following schedule:

Average Daily Net Assets	Fund Level Fee Rate
For the first $125 million	.4000%
For the next $125 million	.3875
For the next $250 million	.3750
For the next $500 million	.3625
For the next $1 billion	.3500
For net assets over $2 billion	.3250

The annual complex-level fee for the Fund, payable monthly, is determined by taking the complex-level fee rate, which is based on the aggregate amount of “eligible assets” of all Nuveen funds as set forth in the schedule below, and making, as appropriate, an upward adjustment to that rate based upon the percentage of the particular fund’s assets that are not “eligible assets.” The complex-level fee schedule for the Fund is as follows:

Complex-Level Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	.2000%
$56 billion	.1996
$57 billion	.1989
$60 billion	.1961
$63 billion	.1931
$66 billion	.1900
$71 billion	.1851
$76 billion	.1806
$80 billion	.1773
$91 billion	.1691
$125 billion	.1599
$200 billion	.1505
$250 billion	.1469
$300 billion	.1445
*	The complex-level fee is calculated based upon the aggregate daily “eligible assets” of all Nuveen Funds. Eligible assets do not include assets attributable to investments in other Nuveen Funds or assets in excess of $2 billion added to the Nuveen Fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. Eligible assets include closed-end fund assets managed by the Adviser that are attributable to financial leverage. For these purposes, financial leverage includes the closed-end funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by the TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining eligible assets in certain circumstances. As of December 31, 2012, the complex-level fee rate for the Fund was .1684%.

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Adviser is responsible for the Fund’s overall investment strategy and asset allocation decisions. The Adviser has entered into a sub-advisory agreement with the Sub-Adviser under which the Sub-Adviser manages the investment portfolios of the Fund. The Sub-Adviser is compensated for its services to the Fund from the management fees paid to the Adviser.

The Adviser has agreed to waive fees and/or reimburse expenses through October 31, 2014, so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed .75% of the average daily net assets of any class of Fund shares. The Adviser may also voluntarily reimburse expenses from time to time. Voluntarily reimbursements may be terminated at any time at the Adviser’s discretion.

The Trust pays no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Board of Trustees has adopted a deferred compensation plan for independent trustees that enable trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

During the six months ended December 31, 2012, Nuveen Securities, LLC. (the “Distributor”), a wholly-owned subsidiary of Nuveen, collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to financial intermediaries as follows:

Sales charges collected	$6,749
Paid to financial intermediaries	6,034

The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

Nuveen Investments	37

Notes to Financial Statements (Unaudited) (continued)

During the six months ended December 31, 2012, the Distributor compensated financial intermediaries directly with commission advances at the time of purchase as follows:

Commission advances	$1,420

To compensate for commissions advanced to financial intermediaries, all 12b-1 service and distribution fees collected on Class C Shares during the first year following a purchase were retained by the Distributor. During the six months ended December 31, 2012, the Distributor retained such 12b-1 fees as follows:

12b-1 fees retained	$334

The remaining 12b-1 fees charged to the Fund were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

The Distributor also collected and retained CDSC on share redemptions during the six months ended December 31, 2012, as follows:

CDSC retained	$—

As of December 31, 2012, Nuveen owned 2,500, 2,500, 2,500 and 692,500 Shares of Class A, C, R3 and I, respectively, of the Fund.

8. New Accounting Pronouncements

Financial Accounting Standards Board (“FASB”) Balance Sheet (Topic 210): Disclosures about Offsetting Assets and Liabilities

In December 2011, the FASB issued Accounting Standards Update (“ASU”) No. 2011-11 (“ASU No. 2011-11”)to enhance disclosures about financial instruments and derivative instruments that are subject to offsetting (“netting”) on the Statement of Assets and Liabilities. This information will enable users of the entity’s financial statements to evaluate the effect or potential effect of netting arrangements on the entity’s financial position. ASU No. 2011-11 is effective prospectively during interim or annual periods beginning on or after January 1, 2013. At this time, management is evaluating the implications of this guidance and the impact it will have to the financial statements amounts and footnote disclosures, if any.

38	Nuveen Investments

Annual Investment Management Agreement Approval Process

(Unaudited)

The Board of Trustees (the “Board,” and each Trustee, a “Board Member”) of the Nuveen Global Total Return Bond Fund (the “Fund”), including the Board Members who are not parties to its advisory or sub-advisory agreements or “interested persons” of any such parties (the “Independent Board Members”), is responsible for approving advisory arrangements for the Fund. At a meeting held on November 14-16, 2011 (the “Meeting”), the Board Members, including the Independent Board Members, considered and approved the investment management agreement (the “Investment Management Agreement”) between the Fund and Nuveen Fund Advisors, LLC (formerly known as Nuveen Fund Advisors, Inc.) (the “Advisor”) and the investment sub-advisory agreement (the “Sub-Advisory Agreement”) between the Advisor and Nuveen Asset Management, LLC (the “Sub-Adviser”), on behalf of the Fund. The Advisor and the Sub-Adviser are each hereafter a “Fund Adviser.” The Investment Management Agreement and the Sub-Advisory Agreement are each hereafter an “Advisory Agreement.”

To assist the Board in its evaluation of an Advisory Agreement with a Fund Adviser at the Meeting, the Independent Board Members had received, in adequate time in advance of the Meeting or at prior meetings, materials which outlined, among other things:

•	the nature, extent and quality of services expected to be provided by the Fund Adviser;

•	the organization of the Fund Adviser, including the responsibilities of various departments and key personnel;

•	the expertise and background of the Fund Adviser with respect to the Fund’s investment strategy;

•	certain performance-related information (as described below);

•	the profitability of Nuveen Investments, Inc. (“Nuveen”) (which incorporated Nuveen’s wholly-owned affiliated sub-advisers);

•	the proposed management fees of the Fund Adviser, including comparisons of such fees with the management fees of comparable funds;

•	the expected expenses of the Fund, including comparisons of the Fund’s expected expense ratio with the expense ratios of comparable funds; and

•	the soft dollar practices of the Fund Adviser, if any.

At the Meeting, the Advisor made a presentation to and responded to questions from the Board. During the Meeting, the Independent Board Members also met privately with their legal counsel to review the Board’s duties under the Investment Company Act of 1940 (the “1940 Act”), the general principles of state law in reviewing and approving advisory contracts, the standards used by courts in determining whether investment company boards of directors have fulfilled their duties, factors to be considered in voting on advisory contracts and an adviser’s fiduciary duty with respect to advisory agreements and compensation. It is with this background that the Independent Board Members considered the Advisory Agreements with the Fund Advisers for the Fund. As outlined in more detail below, the Independent Board Members considered all factors they believed relevant with respect to the Fund, including the following: (a) the nature, extent and quality of the services to be provided by the Fund Adviser; (b) investment performance, as described below; (c) the advisory fees and costs of the services to be provided to the Fund and the profitability of Nuveen and its affiliates; (d) the extent of any economies of scale; and (e) any benefits derived by the Fund Advisers from the relationship with the Fund.

A. Nature, Extent and Quality of Services

The Independent Board Members considered the nature, extent and quality of the respective Fund Adviser’s services, including advisory services and administrative services. As the Advisor and the Sub-Adviser already serve as adviser and sub-adviser, respectively, to other Nuveen funds overseen by the Board Members, the Board has a good understanding of each such Fund Adviser’s organization, operations and personnel. As the Independent Board Members meet regularly throughout the year to oversee the Nuveen funds, including funds currently advised by the Fund Advisers, the Independent Board Members have relied upon their knowledge from their meetings and any other interactions throughout the year of the respective Fund Adviser and its services in evaluating the Advisory Agreements.

At the Meeting and at prior meetings, the Independent Board Members reviewed materials outlining, among other things, the respective Fund Adviser’s organization and business; the types of services that such Fund Adviser or its affiliates provide to the Nuveen funds and are expected to provide to the Fund; and the experience of the respective Fund Adviser with applicable investment strategies. Further, the Independent Board Members have evaluated the background and experience of the Fund Adviser’s investment personnel.

In addition to advisory services, the Independent Board Members considered the quality and extent of administrative or other non-advisory services to be provided. In this regard, the Advisor is expected to provide the Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by others for the Fund) and officers and other personnel as are necessary for the operations of the Fund. In addition to investment management services, the Advisor and its affiliates will provide the Fund with a wide range of services, including, among other things, product management, investment services (such as oversight of investment policies and procedures, risk management, and pricing), fund administration, oversight of service providers, shareholder services, administration of Board relations, regulatory and portfolio compliance and legal support. The Independent Board Members also recognized that the Advisor would oversee the Sub-Adviser.

Nuveen Investments	39

Annual Investment Management Agreement Approval Process

(Unaudited) (continued)

In evaluating the services of the Sub-Adviser, the Independent Board Members noted that the Sub-Advisory Agreement was essentially an agreement for portfolio management services only and the Sub-Adviser was not expected to supply other significant administrative services to the Fund. In addition, the Board Members recognized the Sub-Adviser’s experience and established philosophy and process.

Based on their review, the Independent Board Members found that, overall, the nature, extent and quality of services expected to be provided to the Fund under each Advisory Agreement were satisfactory.

B. Investment Performance

The Fund was new and therefore did not have its own performance history. However, the Independent Board Members are familiar with the Sub-Adviser’s track record in managing fixed income strategies as well as with the performance records of other Nuveen funds advised by the Advisor and sub-advised by the Sub-Adviser, including the Nuveen Total Return Bond Fund (the “Total Return Fund”) (currently, the Nuveen Strategic Income Fund), a domestic-oriented variation of the Fund. In this regard, the Independent Board Members were provided with performance information for the Total Return Fund, including returns for the one-year, three-year, five-year and ten-year periods, and the period since inception, in each case ending September 30, 2011.

C. Fees, Expenses and Profitability

1. Fees and Expenses

In evaluating the management fees and expenses that the Fund was expected to bear, the Independent Board Members considered, among other things, the Fund’s proposed management fee structure, the rationale for its proposed fee levels, and its expected expense ratios in absolute terms as well as compared with the fees and expense ratios of comparable funds.

The Independent Board Members reviewed, among other things, the management fees and expense ratios of various other unaffiliated funds classified as global income funds. In this regard, the Independent Board Members noted that, for the Fund, the proposed gross management fee is at, and the net expense ratio is slightly below, the medians for this peer set.

In addition, the Independent Board Members considered the fund-level breakpoint schedule and the complex-wide breakpoint schedule (described in further detail below) and any applicable fee waivers and expense reimbursements expected to be provided. Based on their review of the fee and expense information provided, the Independent Board Members determined that the Fund’s management fees were reasonable in light of the nature, extent and quality of services to be provided to the Fund.

2. Comparisons with the Fees of Other Clients

Due to their experience with other Nuveen funds, the Board Members were familiar with the fees the Advisor assesses to other clients, including separately managed accounts (both retail and institutional accounts), foreign investment funds offered by Nuveen and funds that are not offered by Nuveen but are sub-advised by one of Nuveen’s investment management teams. In evaluating the comparisons of fees, the Independent Board Members have noted, at the Meeting or at prior meetings, that the fee rates charged to a fund (such as the Fund) and charged to other clients vary, among other things, because of the different services involved and the additional regulatory and compliance requirements associated with registered investment companies, such as the Fund. Accordingly, the Independent Board Members have considered the differences in the product types, including, but not limited to, the services to be provided, the structure and operations, product distribution and costs thereof, portfolio investment policies, investor profiles, account sizes and regulatory requirements. The Independent Board Members have noted, in particular, that the range of services as described above to be provided to a fund (such as the Fund) is much more extensive than that provided to separately managed accounts. Given the inherent differences in the products, particularly the extensive services to be provided to the Fund, the Independent Board Members believe such facts justify the different levels of fees. In considering the advisory fees of the Sub-Adviser, the Independent Board Members are familiar with the pricing schedule or fees the Sub-Adviser charges for similar investment management services for other Nuveen funds.

3. Profitability of Fund Advisers

In conjunction with its review of fees at prior meetings, the Independent Board Members have considered the profitability of Nuveen for its advisory activities (which incorporated Nuveen’s wholly-owned affiliated sub-advisers) and its financial condition. At the Meeting or prior meetings, the Independent Board Members reviewed the revenues and expenses of Nuveen’s advisory activities, the allocation methodology used in preparing the profitability data and an analysis of the key drivers behind the changes in revenues and expenses that impacted profitability. They also reviewed financial statements as of June 30, 2011 and certain other financial information pertaining to Nuveen. The Independent Board Members have also considered, at the Meeting or at prior meetings, Nuveen’s revenues for advisory activities, expenses, and profit margin compared to that of various unaffiliated management firms with similar amounts of assets under management and relatively comparable asset composition prepared by Nuveen.

In reviewing profitability, the Independent Board Members have recognized the subjective nature of determining profitability, which may be affected by numerous factors, including the allocation of expenses. Further, the Independent Board Members have recognized the difficulties in making comparisons as the profitability of other advisers generally is not publicly available and the profitability information that is available for certain advisers or management firms may not be representative of the industry and

40	Nuveen Investments

may be affected by, among other things, the adviser’s particular business mix, capital costs, types of funds managed and expense allocations. Notwithstanding the foregoing, the Independent Board Members reviewed Nuveen’s methodology and assumptions for allocating expenses across product lines to determine profitability. In reviewing profitability, the Independent Board Members recognized Nuveen’s investment in its fund business. Based on their review, the Independent Board Members concluded that Nuveen’s level of profitability for its advisory activities was reasonable in light of the services to be provided.

In evaluating the reasonableness of the compensation, the Independent Board Members also considered any other amounts expected to be paid to a Fund Adviser as well as any indirect benefits (such as soft dollar arrangements, if any) the respective Fund Adviser and its affiliates are expected to receive that are directly attributable to their management of the Fund, if any. See Section E below for additional information on indirect benefits a Fund Adviser may receive as a result of its relationship with the Fund. Based on their review of the overall fee arrangements of the Fund, the Independent Board Members determined that the advisory fees and expected expenses of the Fund were reasonable.

D. Economies of Scale and Whether Fee Levels Reflect These Economies of Scale

With respect to economies of scale, the Independent Board Members have recognized the potential benefits resulting from the costs of a fund being spread over a larger asset base, although economies of scale are difficult to measure and predict with precision, particularly on a fund-by-fund basis. The Independent Board Members therefore considered whether the Fund could be expected to benefit from any economies of scale. One method to help ensure that shareholders share in these benefits is to include breakpoints in the advisory fee schedule. Generally, management fees for funds in the Nuveen complex are comprised of a fund-level component and a complex-level component. Accordingly, the Independent Board Members received and reviewed the schedule of proposed advisory fees for the Fund, including fund-level breakpoints thereto.

In addition to fund-level advisory fee breakpoints, the Board also considered the Fund’s complex-wide fee arrangement. Pursuant to the complex-wide fee arrangement, the fees of the funds in the Nuveen complex, including the Fund, are generally reduced as the assets in the fund complex reach certain levels. In evaluating the complex-wide fee arrangement, the Independent Board Members have considered that the complex-wide fee arrangement seeks to provide the benefits of economies of scale to fund shareholders when total fund complex assets increase, even if assets of a particular fund are unchanged or have decreased. The approach reflects the notion that some of Nuveen’s costs are attributable to services provided to all its funds in the complex and therefore all funds benefit if these costs are spread over a larger asset base. Based on their review, the Independent Board Members concluded that the breakpoint schedules and complex-wide fee arrangement were acceptable and reflect economies of scale to be shared with the Fund’s shareholders when assets under management increase.

E. Indirect Benefits

In evaluating fees, the Independent Board Members also considered information regarding potential “fall out” or ancillary benefits that a Fund Adviser or its affiliates may receive as a result of its relationship with the Fund. In this regard, the Independent Board Members considered, among other things, any sales charges, distribution fees and shareholder services fees expected to be received and retained by the Fund’s principal underwriter, an affiliate of the Advisor, including fees to be received pursuant to any 12b-1 plan.

In addition to the above, the Independent Board Members considered whether the Fund Advisers will receive any benefits from soft dollar arrangements whereby a portion of the commissions paid by the Fund for brokerage may be used to acquire research that may be useful to a Fund Adviser in managing the assets of the Fund and other clients. The Independent Board Members recognized that each of the Fund Advisers has authority to pay a higher commission in return for brokerage and research services if it determines in good faith that the commission paid is reasonable in relation to the value of the brokerage and research services provided. Nevertheless, the Independent Board Members noted that commissions are generally not paid in connection with fixed income securities transactions which are typically executed on a principal basis.

Based on their review, the Independent Board Members concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the Fund were reasonable and within acceptable parameters.

F. Approval

The Independent Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including a majority of the Independent Board Members, concluded that the terms of the Investment Management Agreement and Sub-Advisory Agreement were fair and reasonable, that the respective Fund Adviser’s fees are reasonable in light of the services to be provided to the Fund and that the Investment Management Agreement and Sub-Advisory Agreement should be and were approved on behalf of the Fund.

Nuveen Investments	41

Glossary of Terms Used in this Report

Asset-Backed Securities (ABS): Securities whose value and income payments are derived from and collateralized by a specific pool of underlying assets. The pool of assets typically is a group of small and/or illiquid assets that may be difficult to sell individually. The underlying pools of asset-backed securities often include payments from credit cards, auto loans or mortgage loans.

Barclays Global Aggregate Unhedged Bond Index: An index that provides a broad-based measure of the global investment-grade fixed-rate debt markets. Index returns assume reinvestment of distributions, but do not include the effects of any applicable sales charges or management fees.

Commercial Mortgage-Backed Securities (CMBS): Commercial mortgage-backed securities are backed by cash flows of a mortgage or pool of mortgages on commercial real estate. CMBS generally are structured to provide protection to the senior class investors against potential losses on the underlying mortgage loans. CMBS are typically characterized by the following: i) loans on multi-family housing, non-residential property, ii) payments based on the amortization schedule of 25 - 30 years with a balloon payment due usually after 10 years, and iii) restrictions on prepayments.

Duration: A measure of the price sensitivity of a security or fund to changes in prevailing interest rates. The longer the duration, the more price sensitivity to interest rate movements in either direction.

Lipper Global Income Funds Classification Average: Represents the average annualized returns for all reporting funds in the Lipper Global Income Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charge.

Mortgage-Backed Securities (MBS): Mortgage-backed securities (MBS) are bonds backed by pools of mortgages, usually with similar characteristics, and which return principal and interest in each payment. MBS are composed of residential mortgages (RMBS) or commercial mortgages (CMBS). RMBS are further divided into agency RMBS and non-agency RMBS, depending on the issuer.

Net Asset Value (NAV): The net market value of all securities held in a portfolio.

Net Asset Value (NAV) Per Share: The market value of one share of a mutual fund or closed-end fund. For a Fund, the NAV is calculated daily by taking the Fund’s total assets (securities, cash, and accrued earnings), subtracting the Fund’s liabilities, and dividing by the number of shares outstanding.

Residential Mortgage-Backed Securities (RMBS): Residential mortgage-backed securities are securities the payments on which depend primarily on the cash flow from residential mortgage loans made to borrowers that are secured by residential real estate. RMBS consist of agency and non-agency RMBS. Agency RMBS have agency guarantees that assure investors that they will receive timely payment of interest and principal, regardless of delinquency or default rates on the underlying loans. Agency RMBS include securities issued by the Government National Mortgage Association, the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation, and other federal agencies, or issues guaranteed by them. Non-agency RMBS do not have agency guarantees. Non-agency RMBS have credit enhancement built into the structure to shield investors from borrower delinquencies. The spectrum of non-agency residential mortgage loans includes traditional jumbo loans (prime), alternative-A loans (Alt-A), and home equity loans (sub-prime).

Tax Equalization: The practice of treating a portion of the distribution made to a redeeming shareholder, which represents his proportionate part of undistributed net investment income and capital gain as a distribution for tax purposes. Such amounts are referred to as the equalization debits (or payments) and will be considered a distribution to the shareholder of net investment income and capital gain for calculation of the Fund’s dividends paid deduction.

42	Nuveen Investments

Additional Fund Information

Fund Manager

Nuveen Fund Advisors, LLC

333 West Wacker Drive

Chicago, IL 60606

Sub-Adviser

Nuveen Asset Management, LLC

333 West Wacker Drive

Chicago, IL 60606

Legal Counsel

Chapman and Cutler LLP

Chicago, IL

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

Chicago, IL

Custodian

State Street Bank & Trust Company

Boston, MA

Transfer Agent and Shareholder Services

Boston Financial

Data Services, Inc.

Nuveen Investor Services

P.O. Box 8530

Boston, MA 02266-8530

(800) 257-8787

Quarterly Portfolio of Investments and Proxy Voting information: You may obtain (i) the Fund’s quarterly portfolio of investments, (ii) information regarding how the Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, and (iii) a description of the policies and procedures that the Fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments at (800) 257-8787 or on Nuveen’s website at www.nuveen.com.

You may also obtain this and other Fund information directly from the Securities and Exchange Commission (SEC). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC at (202) 942-8090 for room hours and operation. You may also request Fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC’s Public Reference Section at 100 F Street NE, Washington, D.C. 20549.

The Financial Industry Regulatory Authority (FINRA) provides a Public Disclosure Program which supplies certain information regarding the disciplinary history of FINRA members and their associated persons in response to either telephone inquiries at (800) 289-9999 or written inquiries at www.finra.org. FINRA also provides an investor brochure that includes information describing the Public Disclosure Program.

Nuveen Investments	43

Nuveen Investments:

Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen Investments provides high-quality investment services designed to help secure the longterm goals of institutional and individual investors as well as the consultants and financial advisors who serve them. Nuveen Investments markets a wide range of specialized investment solutions which provide investors access to capabilities of its high-quality boutique investment affiliates-Nuveen Asset Management, Symphony Asset Management, NWQ Investment Management Company, Santa Barbara Asset Management, Tradewinds Global Investors, Winslow Capital Management, and Gresham Investment Management. In total, Nuveen Investments managed approximately $219 billion as of December 31, 2012.

Find out how we can help you.

To learn more about how the products and services of Nuveen Investments may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/mf

Distributed by Nuveen Securities, LLC 333 West Wacker Drive Chicago, IL 60606 www.nuveen.com

MSA-GTRB-1212P

Item 2. Code of Ethics.

Not applicable to this filing.

Item 3. Audit Committee Financial Expert.

Not applicable to this filing.

Item 4. Principal Accountant Fees and Services.

Not applicable to this filing.

Item 5. Audit Committee of Listed Registrants.

Not applicable to this registrant.

Item 6. Schedule of Investments.

(a) See Portfolio of Investments in Item 1.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to this registrant.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to this registrant.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to this registrant.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board implemented after the registrant last provided disclosure in response to this Item.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

File the exhibits listed below as part of this Form.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable to this filing.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: See EX-99.CERT attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable to this registrant.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an Exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registration specifically incorporates it by reference: See EX-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Investment Trust

By	(Signature and Title)	/s/ Kevin J. McCarthy
Kevin J. McCarthy Vice President and Secretary

Date: March 8, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	(Signature and Title)	/s/ Gifford R. Zimmerman
Gifford R. Zimmerman Chief Administrative Officer (principal executive officer)

Date: March 8, 2013

By	(Signature and Title)	/s/ Stephen D. Foy
Stephen D. Foy Vice President and Controller (principal financial officer)

Date: March 8, 2013